Exhibit 10.7

Equity Interest Pledge Agreement

Among

Shenzhen Fangdd Information Technology Co., Ltd.,

(Pledgee)

Li Zhou

(Pledgor)

And

Shenzhen Fangdd Network Technology Co., Ltd.,

March 2014

1	Pledge and Scope of Guarantee	4

2	Pledged Equity Interests	4

3	Establishment of Pledge	5

4	Term of Pledge	5

5	Custody and Return of Pledge Certificate	6

6	Representations and Warranties of the Pledgor	6

7	Representations and Warranties of Fangdd	7

8	Undertakings of the Pledgor	8

9	Undertakings of Fangdd	9

10	Events of Default and Liability for Breach of Contract	9

11	Exercise of Pledge	11

12	Assignment	11

13	Entry into Force and Termination	12

14	Handling Charges and Other Expenses	12

15	Force Majeure	12

16	Confidentiality Obligations	13

17	Governing Law and Dispute Resolution	13

18	Notices	14

19	Miscellaneous Provisions	15

Equity Interest Pledge

Agreement

This Equity Interest Pledge Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

(1)

Shenzhen Fangdd Information Technology Co., Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative (“Pledgee”);

(2)	Li Zhou, having its domicile at ******************* Shanghai and holding its ID card No. ******************* (“Pledgor”);

(3)

Shenzhen Fangdd Network Technology Co., Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

1.	The Pledgee is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Shenzhen Fangdd Network Technology Co., Ltd. (“Company” or “Fangdd”) is a limited liability company established in accordance with the laws of the PRC;

3.	The Pledgor is a Chinese citizen and holds 8.87% of the equity interests of Fangdd as a registered shareholder of Fangdd;

4.

The Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its equity interests in Fangdd to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request;

5.

The Pledgee and Fangdd signed the Technology Development and Application Service Agreement on March 21, 2014 and signed the Operation and Maintenance Service Agreement (collectively referred to as “Service Agreement”) on March 21, 2014, under which Fangdd shall pay service charges (“Service Charges”) to the Pledgee;

6.

The Pledgee, Fangdd and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014;

7.

In order to guarantee that the Pledgor and Fangdd perform their obligations under the Master Agreement, the Pledgor is willing to establish a pledge with all its equity interests in Fangdd as a performance guarantee of the Pledgor and Fangdd, and the Pledgor is willing to accept such pledge.

NOW, THEREFORE, after friendly consultation, the Parties hereto hereby agree as follows:

1	Pledge and Scope of Guarantee

1.1

The Pledgor agrees that it shall pledge 8.87% of the equity interests owned by it in Fangdd to the Pledgee in accordance with this Agreement as a guarantee for the Pledgor and Fangdd to perform all their obligations under the Master Agreement. Fangdd agrees that the Pledgor shall pledge the relevant equity interests to the Pledgee in accordance with this Agreement. The term “pledge” refers to the Pledgee’s priority right to be repaid with the proceeds from the sale, auction or disposal of the equity interests pledged by the Pledgor to the Pledgee.

1.2

The validity of the guarantee under this Agreement shall not be affected by any amendment or change of the Master Agreement, and the guarantee under this Agreement shall remain in force in respect of any obligations of the Pledgor and Fangdd under the amended Master Agreement. No invalidity, revocation or cancellation of the Master Agreement shall affect the validity of this Agreement. If any Master Agreement becomes invalid or is revoked or canceled for any reason, the Pledgee shall have the right to immediately realize its pledge in accordance with the provisions of Clause 11 hereof.

2	Pledged Equity Interests

2.1

The pledged equity interests under this Agreement shall be 8.87% of the equity interests held by the Pledgor in Fangdd (hereinafter referred to as “Pledged Equity Interests”) and all interests relating to the Pledged Equity Interests. As of the effective date of this Agreement, the details of the Pledged Equity Interests are as follows:

Company name: Shenzhen Fangdd Network Technology Co., Ltd.

Registered capital: RMB12,345,666

Pledged Equity Interests: 8.87% of the equity interests of Fangdd

Corresponding amount of contribution: RMB1,095,679

2.2

Within the term of this Agreement, the Pledgee shall not be liable for any reduction in the value of the Pledged Equity Interests unless due to the Pledgee’s willfulness or gross negligence that has a direct causal relationship with the result, and the Pledgor shall have no right to make any form of recourse or claim against the Pledgee.

2.3

Subject to the provisions of Clause 2.2 hereof above, if there is any possibility of a significant reduction in the value of the Pledged Equity Interests which is sufficient to endanger the rights of the Pledgee, the Pledgee may require at any time the Pledgor to auction or dispose of the Pledged Equity Interests and agree with the Pledgor that the proceeds from the auction or disposal thereof shall be used to pay off the secured debt in advance or be deposited with the notary public office in the place where the Pledgee is located (any expenses incurred therefrom shall be borne by the Pledgee).

2.4	The Pledgee shall have the right to dispose of the Pledged Equity Interests in such manner as set out in Clause 11 hereof when any event of default occurs on the part of Fangdd or the Pledgor.

2.5

With the prior consent of the Pledgee, the Pledgor may increase its capital contribution to Fangdd and transfer or accept any equity interests of the Company. Any equity interests formed from the increase by the Pledgor of its capital contribution to Fangdd shall also be the Pledged Equity Interests.

2.6	With the prior consent of the Pledgee, the Pledgor may receive dividends or dividends or bonuses in respect of the Pledged Equity Interests.

3	Establishment of Pledge

3.1

The Pledgor undertakes that it shall be responsible for recording any equity interest pledge arrangements (“Equity Interest Pledge”) under this Agreement in the register of shareholders of Fangdd on the date of signing of this Agreement.

3.2

The Parties further agree that the Equity Interest Pledge shall be recorded in the register of shareholders of Fangdd in the form as set out in Annex I hereto in accordance with the terms and conditions of this Agreement and that the register of shareholders containing the Equity Interest Pledge shall be delivered to the Pledgee for custody.

3.3

The Pledgor undertakes that the establishment of the pledge shall be registered with the administrative department for industry and commerce in the place of registration of Fangdd, and Fangdd undertakes that it shall use its best efforts to cooperate with the Pledgor in completing the business registration of the Equity Interest Pledge as set out in this clause.

4	Term of Pledge

4.1

The pledge under this Agreement shall take effect from the date of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, and shall be valid until the date of completion of the performance of all obligations under each Master Agreement (“Term of Pledge”).

4.2

If the Pledgor and Fangdd fail to perform or properly perform their obligations under the Master Agreement within the Term of Pledge, the Pledgee shall have the right to dispose of the pledge in accordance with the provisions of Clause 11 hereof.

5	Custody and Return of Pledge Certificate

5.1

Within three (3) working days from the date of the completion of recording the Equity Interest Pledge in the register of shareholders of Fangdd as set out in Clause 3 hereof above and the completion of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, the Pledgor shall deliver a certificate of registration of such Equity Interest Pledge to the Pledgee for custody; the Pledgee shall be obliged to keep any pledge documents received by it.

5.2

If the Equity Interest Pledge is released in accordance with the provisions of this Agreement, the Pledgee shall return the certificate of registration of the pledge to the Pledgor within three (3) working days after the release, and shall provide any necessary assistance in the process of handling the procedures for the cancellation of registration of the pledge by the Pledgor.

6	Representations and Warranties of the Pledgor

The	Pledgor hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

6.1	The Pledgor shall be the legal holder of the Pledged Equity Interests subject to business registration;

6.2	The Pledgor has not created any other pledges or other rights on the equity interests other than those created for the benefit of the Pledgee;

6.3	The Equity Interest Pledge under this Agreement shall constitute the primary security interest in the Pledged Equity Interests;

6.4	A resolution on the approval of the Equity Interest Pledge under this Agreement has been adopted at a meeting of shareholders of Fangdd;

6.5	Upon the entry into force of this Agreement, it shall constitute a legal, valid and legally binding obligation of the Pledgor;

6.6

The pledge of the Pledged Equity Interests by the Pledgor in accordance with this Agreement shall not violate the national laws, regulations and relevant regulations of other government departments nor breach any contracts and agreements between the Pledgor and any third parties (other than Fangdd) or any commitments issued to any third parties;

6.7	All documents and materials in relation to this Agreement which are provided by the Pledgor to the Pledgee shall be authentic, accurate and complete;

6.8

The signing and performance by the Pledgor of this Agreement shall not violate or conflict with all laws applicable to it, any agreements to which it is a party or which are binding upon its assets, any court judgments, any arbitral awards of arbitration bodies and any decisions of administrative organs.

7	Representations and Warranties of Fangdd

Fangdd hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

7.1

Fangdd is a limited liability company legally incorporated and validly existing under the laws of the PRC and has the independent corporate capacity and complete and independent legal status and legal capacity to sign, deliver and perform this Agreement and can act as a litigation subject independently.

7.2

All reports, documents and information provided by Fangdd to the Pledgee prior to the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects;

7.3

All reports, documents and information provided by Fangdd to the Pledgee after the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects at the time of the provision thereof;

7.4	Once duly signed by Fangdd, this Agreement shall constitute a legal, valid and legally binding obligation of Fangdd;

7.5

Fangdd shall have the full powers and authority within the Company to sign and deliver this Agreement and all other documents to be signed by it relating to the transactions referred to herein, and shall have the full powers and authority to complete the transactions referred to herein.

7.6

To Fangdd’s knowledge, there are no pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any court or arbitral tribunal, nor are there any pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any government agencies or administrative organs, in each case, which will have a material or adverse impact on the economic condition of Fangdd or on the ability of the Pledgor to perform its obligations and guarantee liability under this Agreement;

7.7	Fangdd agrees that it shall bear joint and several liability to the Pledgee in respect of the representations and warranties made by the Pledgor under Clauses 6.1, 6.2, 6.3, 6.4 and 6.6 hereof;

7.8

Fangdd hereby warrants to the Pledgee that the above representations and warranties shall be true and correct and shall be fully complied with in any case and at any time prior to the full performance of its obligations under this Agreement or the full discharge of the secured debt.

8	Undertakings of the Pledgor

8.1	The Pledgor, for the benefit of the Pledgee, hereby undertakes to the Pledgee that, during the duration of this Agreement, the Pledgor shall:

(1)	Complete the registration of the Equity Interest Pledge under this Agreement in the administrative department for industry and commerce in accordance with the provisions of this Agreement;

(2)

Not transfer its equity interests or create or permit the existence of any new pledges or other security interests on the Pledged Equity Interests that may affect the rights and interests of the Pledgee without the prior written consent of the Pledgee;

(3)

Comply with and implement all laws and regulations relating to the pledge of rights, and within five (5) days after receipt of any notices, orders or proposals issued or formulated by the relevant competent authority in respect of the pledge, produce to the Pledgee and comply with the above notices, orders or proposals or make objections and representations in respect of the above notices, orders or proposals at the reasonable request of the Pledgee or with the consent of the Pledgee;

(4)

Promptly notify the Pledgee of any events or notices received by it which may have an impact on the Pledgor’s rights to and in the equity interests or any part thereof, and promptly notify the Pledgee of any change by the Pledgor of any warranties and obligations as set out in this Agreement or any events or notices received by it which may have an impact on them.

8.2

The Pledgor undertakes that any exercise by the Pledgee of its rights in accordance with the terms of this Agreement shall not be interrupted or hampered by the Pledgor or any of its successors or entrusted persons or any other persons through legal proceedings.

8.3

The Pledgor undertakes to the Pledgee that, in order to protect or perfect the guarantee for the obligations of the Pledgor and Fangdd under the Master Agreement as set out herein, the Pledgor shall sign in good faith and cause other parties who are interested in the pledge to sign all title certificates and deeds required by the Pledgee and/or perform and cause other parties who are interested in the pledge to perform all acts required by the Pledgee and facilitate the exercise of any rights and authority conferred on the Pledgee under this Agreement.

8.4

The Pledgor undertakes to the Pledgee that it shall sign all change documents (if applicable and necessary) relating to the equity interest certificate with the Pledgee or its designated persons (natural/legal persons) and that it shall provide the Pledgee with all such notices, orders and decisions on the pledge as the Pledgee considers necessary within a reasonable period of time.

8.5

The Pledgor undertakes to the Pledgee that, for the benefit of the Pledgee, it shall comply with and perform all its warranties, undertakings, agreements, representations and conditions. If the Pledgor fails to comply with, perform or fully perform its warranties, undertakings, agreements, representations and conditions, the Pledgor shall compensate the Pledgee for all reasonable losses suffered therefrom.

8.6

The Pledgor shall not do or permit any acts or actions which may adversely affect the interests or Pledged Equity Interests of the Pledgee under any transaction agreement and this Agreement. The Pledgor shall waive its pre-emptive right at the time of realization of the pledge by the Pledgee.

9	Undertakings of Fangdd

Fangdd, for the benefit of the Pledgee, hereby undertakes to the Pledgee as follows:

9.1

If it is necessary to obtain any consents, permissions, waivers or authorizations from any third parties or any approvals, permissions or exemptions from or any registrations or filings with any government agencies in respect of the signing and performance of this Agreement and the Equity Interest Pledge under this Agreement, Fangdd shall use its best efforts to assist in obtaining and maintaining them in full force within the term of this Agreement;

9.2	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to create any new pledges or any other security interests on the Pledged Equity Interests;

9.3	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to transfer the Pledged Equity Interests;

9.4

In the event of any legal action, arbitration or other claims which may adversely affect the Company, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests;

9.5

Fangdd shall, during the first month of each calendar quarter, provide the Pledgee with its financial statements for the previous calendar quarter, including (but not limited to) its balance sheet, income statement and cash flow statement;

9.6

Fangdd warrants that it shall, at the reasonable request of the Pledgee, take all necessary measures and sign all necessary documents (including but not limited to any supplementary agreements to this Agreement) to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests and the exercise and realization of such rights;

9.7	In the event of any transfer of the Pledged Equity Interests arising from the exercise of the pledge under this Agreement, Fangdd warrants that it shall take all measures to realize such transfer.

9.8

In the event of any legal action, arbitration or other claims which may adversely affect Fangdd, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests.

10	Events of Default and Liability for Breach of Contract

10.1	Any of the following events shall be deemed to be an event of default:

(1)	The Pledgor or Fangdd fails to perform its obligations under the Master Agreement;

(2)	Any representations, warranties or undertakings made by the Pledgor in Clauses 5 and 6 hereof are materially misleading or erroneous, or the Pledgor breaches any other provisions of this Agreement;

(3)	The Pledgor abandons the Pledged Equity Interests or transfers the Pledged Equity Interests without the written consent of the Pledgee;

(4)

Any borrowings, guarantees, indemnities, commitments or other liabilities of the Pledgor itself (i) are required to be repaid or performed in advance for its breach of this Agreement; or (ii) have matured but not repaid or performed on schedule, which renders the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(5)	Fangdd is unable to repay general debts or other debts due.

(6)	This Agreement becomes illegal or the Pledgor is unable to continue to perform its obligations under this Agreement for any reason other than force majeure;

(7)	Any adverse changes in the property owned by the Pledgor render the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(8)	Any heir or custodian of Fangdd only performs in part or refuses to perform its obligation for payment under the Master Agreement;

(9)	Any acts or omissions of the Pledgor in breach of any other provisions of this Agreement cause any breach of this Agreement;

(10)	Any applicable law determines that this Agreement is illegal or causes the Pledgor to be unable to continue to perform its obligations under this Agreement;

(11)	Any approval, license or authorization from any government department which causes this Agreement to be enforceable, legal and valid is revoked, terminated, invalidated or substantially modified.

10.2

The Pledgor shall immediately notify the Pledgee in writing if it knows or finds that any of the events referred to in this Clause 10.1 or any event which may cause any of the above events has occurred.

10.3

Unless any of the events of default set out in Clause 10.1 hereof has been satisfactorily resolved to the satisfaction of the Pledgee, the Pledgee may give a written notice of breach of this Agreement to the Pledgor upon or at any time after the breach of this Agreement by the Pledgor, requiring the Pledgor to immediately pay the arrears and other amounts payable under the Master Agreement or to dispose of the pledge in accordance with Clause 11 hereof.

10.4	Notwithstanding any other provisions of this Agreement, the validity of this Clause 10 shall not be affected by any termination of this Agreement.

11	Exercise of Pledge

11.1	Without the written consent of the Pledgee, the Pledgor shall not transfer the Pledged Equity Interests until the full performance of its obligations under the Master Agreement.

11.2

In case of any of the events of default as referred to in Clause 10 hereof, the Pledgee shall give a notice of breach of this Agreement to the Pledgor when exercising the pledge. The Pledgee may exercise the right to dispose of the pledge upon or at any time after giving such notice of breach of this Agreement under Clause 10.3 hereof.

11.3

The Pledgee shall have the right to sell or otherwise dispose of the Pledged Equity Interests under this Agreement in accordance with legal procedures. If the Pledgee decides to exercise its pledge, the Pledgor undertakes that it shall transfer all its shareholder rights to the Pledgee. In addition, the Pledgee shall have the priority right to be repaid with the proceeds from the sale, auction or disposal of all or part of the equity interests under this Agreement in accordance with legal procedures.

11.4	When the Pledgee disposes of its pledge in accordance with this Agreement, the Pledgor shall not place obstacles and shall give any necessary assistance to enable the Pledgee to realize its pledge.

12	Assignment

12.1

Except with the prior written consent of the Pledgee, the Pledgor shall have no right to grant or assign its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement shall be immediately assigned to any persons designated by the Pledgee for succession.

12.2	This Agreement shall be binding upon the Pledgor and its successors or heirs, and shall be valid for the Pledgee and each of its successors, heirs or permitted assignees.

12.3

The Pledgee may, at any time and to the extent permitted by law, assign all or any of its rights and obligations under the Master Agreement to its designated persons (natural/legal persons), in which case any assignees shall enjoy and assume any rights and obligations of the Pledgee under this Agreement as if they were a party to this Agreement. When the Pledgee assigns its rights and obligations under the Master Agreement, a written notice shall only be given by the Pledgee to the Pledgor, and the Pledgor shall sign any agreements and/or documents in relation to the assignment at the request of the Pledgee. In addition, when the Pledgee intends to assign its rights and obligations under this Agreement, it shall notify the Pledgor in writing and obtain the written consent of the Pledgor.

12.4

After the change of the Pledgee resulting from the above assignment, the parties to a new pledge shall enter into another equity interest pledge agreement, and such equity interest pledge agreement shall be substantially consistent with this Agreement.

13	Entry into Force and termination

13.1	This Agreement shall be established and enter into force from the date of signing hereof.

13.2

Where conditions permit, the Parties shall use their best efforts to handle and facilitate the registration of the pledge under this Agreement in the administrative department for industry and commerce in the place of registration of Fangdd, provided that the Parties acknowledge that whether the pledge under this Agreement is registered shall not affect the entry into force and validity of this Agreement.

13.3

When the service charges under the Service Agreement have been repaid and the Pledgor no longer assumes any of its obligations under the Service Agreement, the Pledgee shall cancel or rescind this Agreement.

13.4

The release of the pledge shall be recorded in the register of shareholders of Fangdd accordingly, and the registration of the pledge shall be canceled by the administrative department for industry and commerce in the place of registration of Fangdd in accordance with the law.

14	Handling Charges and Other Expenses

14.1

All costs and actual expenses in relation to this Agreement, including but not limited to any taxes, legal costs, costs of production and any other expenses, shall be borne by the Pledgor. If the law requires the Pledgee to pay the relevant taxes, the Pledgor shall make full compensation for the taxes paid by the Pledgee.

14.2

If the Pledgor fails to pay any taxes or expenses payable by it in accordance with this Agreement or otherwise causes the Pledgee to recover them in any way, the Pledgor shall bear all reasonable expenses incurred therefrom.

15	Force majeure

15.1

Force majeure means any events beyond the reasonable control of a party which can not be avoided by the affected party with reasonable care, including but not limited to acts of government, natural forces, fires, explosions, windstorms, floods, earthquakes, tides, lightnings or wars, provided that any lack of credit, capital or financing shall not be deemed to be an event beyond the reasonable control of a party. The party affected by any force majeure shall notify the Other Party of the exemption from liability as soon as possible.

15.2

When the performance of this Agreement is delayed or obstructed by any force majeure as defined above, the party affected by such force majeure shall not assume any liability under this Agreement to the extent that its performance is delayed or obstructed. The affected party shall take appropriate measures to reduce or eliminate the effects of such force majeure and shall endeavour to resume the performance of its obligations delayed or obstructed by such force majeure. Once such force majeure is eliminated, the Parties agree that they shall make their best efforts to resume the performance of their obligations under this Agreement.

16	Confidentiality Obligations

16.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	Such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	Such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

Any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

16.2

Upon termination of this Agreement, one Party shall, at the request of the Other Party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

16.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 16 shall not be affected by any suspension or termination of this Agreement.

17	Governing Law and Dispute Resolution

17.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

17.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

17.3

If an agreement on the resolution of any disputes is not reached within thirty (30) days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

18	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Pledgee: Shenzhen Fangdd Information Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Pledgor: Li Zhou

Address: ******************* Suzhou City, Jiangsu Province

Postal Code:215124

Fax: 0755-26998968

E-mail:569672462@fangdd.com

Fangdd: Shenzhen Fangdd Network Technology Co., Ltd.

Contact: Jiancheng Li

Address: *******************

4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

19	Miscellaneous Provisions

19.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

19.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

19.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

19.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

19.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies (“Such Party’s Rights”) enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

19.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

19.7

The Parties hereto agree and acknowledge that “the (prior) written consent of the Pledgee” referred to herein shall mean that the matters shall be approved by the Board of Directors of the Pledgee and be notified to Party B and Party C in accordance with the provisions of Clause 18 hereof.

19.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

19.9

This Agreement is executed in five (5) copies, one (1) of which shall be held by each party respectively, and the rest of which shall be submitted to the equity interest pledge registration authority to handle the equity interests pledge registration procedures, and each of which shall be equally authentic.

19.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Equity Interests Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Li Zhou and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Information Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Information Technology Co., Ltd.

Signature of Legal Representative:

/s/Yi Duan

Yi Duan

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Li Zhou and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Li Zhou

Signature

/s/Li Zhou

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Li Zhou and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Network Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Network Technology Co., Ltd.

Signature of Legal Representative:

/s/Yi Duan

Yi Duan

Appendix I

Register of Members of Shenzhen Fangdd Network Technology Co., Ltd.

Date: March 21, 2014

Name of Shareholder	Amount of Contribution and Shareholding Percentage	Shareholder Information	Notes
Yi Duan	RMB3,944,445 31.95%	Identity Card Number: ******* Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Yi Duan and Shenzhen Fangdd Information Technology Co., Ltd., Yi Duan agrees to pledge all of his equity interest, representing 31.95% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiancheng Li	RMB2,438,271 19.75%	Identity Card Number: ************ Domicile: ***, Shenzhen, Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiancheng Li and Shenzhen Fangdd Information Technology Co., Ltd., Jiancheng LI agrees to pledge all of his equity interest, representing 19.75% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Xi Zeng	RMB1,972,222 15.78%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Xi Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Xi Zeng agrees to pledge all of his equity interest, representing 15.98% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiaorong Pan	RMB328,704 2.66%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiaorong Pan and Shenzhen Fangdd Information Technology Co., Ltd., Jiaorong Pan agrees to pledge all of his equity interest, representing 2.66% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Li Zhou	RMB1,095,679 8.87%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Li Zhou and Shenzhen Fangdd Information Technology Co., Ltd., Li Zhou agrees to pledge all of his equity interest, representing 8.87% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Feng Zhu	RMB109,568 0.89%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Feng Zhu and Shenzhen Fangdd Information Technology Co., Ltd., Feng Zhu agrees to pledge all of his equity interest, representing 0.89% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Ying Lu	RMB111,111 0.90%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Ying Lu and Shenzhen Fangdd Information Technology Co., Ltd., Ying Lu agrees to pledge all of his equity interest, representing 0.90% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Liqing Zeng	RMB1, 111,100 9.0%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Liqing Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Liqing Zeng agrees to pledge all of his equity interest, representing 9.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wenjiang Chen	RMB987,653 8.0%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wenjiang Chen and Shenzhen Fangdd Information Technology Co., Ltd., Wenjiang Chen agrees to pledge all of his equity interest, representing 8% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wentao Bai	RMB246,913 2.00%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wentao Bai and Shenzhen Fangdd Information Technology Co., Ltd., Wentao Bai agrees to pledge all of his equity interest, representing 2.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Equity Interest Pledge Agreement

Among

Shenzhen Fangdd Information Technology Co., Ltd.,

(Pledgee)

Wei Zhang

(Pledgor)

And

Shenzhen Fangdd Network Technology Co., Ltd.,

December 2017

1	Pledge and Scope of Guarantee	28

2	Pledged Equity Interests	28

3	Establishment of Pledge	29

4	Term of Pledge	30

5	Custody and Return of Pledge Certificate	30

6	Representations and Warranties of the Pledgor	30

7	Representations and Warranties of Fangdd	31

8	Undertakings of the Pledgor	32

9	Undertakings of Fangdd	33

10	Events of Default and Liability for Breach of Contract	34

11	Exercise of Pledge	35

12	Assignment	35

13	Entry into Force and Termination	36

14	Handling Charges and Other Expenses	37

15	Force Majeure	37

16	Confidentiality Obligations	37

17	Governing Law and Dispute Resolution	38

18	Notices	38

19	Miscellaneous Provisions	39

Equity Interest

Pledge Agreement

This Equity Interest Pledge Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of December 20, 2017 by and among:

(1)

Shenzhen Fangdd Information Technology Co., Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative (“Pledgee”);

(2)	Wei Zhang, having its domicile at ************, Shenzhen, Guangdong Province, and holding its ID card No. ******************* (“Pledgor”);

(3)

Shenzhen Fangdd Network Technology Co., Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

1.	The Pledgee is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Shenzhen Fangdd Network Technology Co., Ltd. (“Company” or “Fangdd”) is a limited liability company established in accordance with the laws of the PRC;

3.	The Pledgor is a Chinese citizen and holds 9.0% of the equity interests of Fangdd as a registered shareholder of Fangdd;

4.

The Pledgee, the Pledgor and the Company signed on December 20, 2017 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its equity interests in Fangdd to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request;

5.

The Pledgee and Fangdd signed the Technology Development and Application Service Agreement on March 21, 2014 and signed the Operation and Maintenance Service Agreement (collectively referred to as “Service Agreement”) on March 21, 2014, under which Fangdd shall pay service charges (“Service Charges”) to the Pledgee;

6.

The Pledgee, Fangdd and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on December 20, 2017;

7.

In order to guarantee that the Pledgor and Fangdd perform their obligations under the Master Agreement, the Pledgor is willing to establish a pledge with all its equity interests in Fangdd as a performance guarantee of the Pledgor and Fangdd, and the Pledgor is willing to accept such pledge.

NOW, THEREFORE, after friendly consultation, the Parties hereto hereby agree as follows:

1	Pledge and Scope of Guarantee

1.1

The Pledgor agrees that it shall pledge 9.0% of the equity interests owned by it in Fangdd to the Pledgee in accordance with this Agreement as a guarantee for the Pledgor and Fangdd to perform all their obligations under the Master Agreement. Fangdd agrees that the Pledgor shall pledge the relevant equity interests to the Pledgee in accordance with this Agreement. The term “pledge” refers to the Pledgee’s priority right to be repaid with the proceeds from the sale, auction or disposal of the equity interests pledged by the Pledgor to the Pledgee.

1.2

The validity of the guarantee under this Agreement shall not be affected by any amendment or change of the Master Agreement, and the guarantee under this Agreement shall remain in force in respect of any obligations of the Pledgor and Fangdd under the amended Master Agreement. No invalidity, revocation or cancellation of the Master Agreement shall affect the validity of this Agreement. If any Master Agreement becomes invalid or is revoked or canceled for any reason, the Pledgee shall have the right to immediately realize its pledge in accordance with the provisions of Clause 11 hereof.

2	Pledged Equity Interests

2.1

The pledged equity interests under this Agreement shall be 9.0% of the equity interests held by the Pledgor in Fangdd (hereinafter referred to as “Pledged Equity Interests”) and all interests relating to the Pledged Equity Interests. As of the effective date of this Agreement, the details of the Pledged Equity Interests are as follows:

Company name: Shenzhen Fangdd Network Technology Co., Ltd.

Registered capital: RMB12,345,666

Pledged Equity Interests: 9.0% of the equity interests of Fangdd

Corresponding amount of contribution: RMB1,111,100

2.2

Within the term of this Agreement, the Pledgee shall not be liable for any reduction in the value of the Pledged Equity Interests unless due to the Pledgee’s willfulness or gross negligence that has a direct causal relationship with the result, and the Pledgor shall have no right to make any form of recourse or claim against the Pledgee.

2.3

Subject to the provisions of Clause 2.2 hereof above, if there is any possibility of a significant reduction in the value of the Pledged Equity Interests which is sufficient to endanger the rights of the Pledgee, the Pledgee may require at any time the Pledgor to auction or dispose of the Pledged Equity Interests and agree with the Pledgor that the proceeds from the auction or disposal thereof shall be used to pay off the secured debt in advance or be deposited with the notary public office in the place where the Pledgee is located (any expenses incurred therefrom shall be borne by the Pledgee).

2.4	The Pledgee shall have the right to dispose of the Pledged Equity Interests in such manner as set out in Clause 11 hereof when any event of default occurs on the part of Fangdd or the Pledgor.

2.5

With the prior consent of the Pledgee, the Pledgor may increase its capital contribution to Fangdd and transfer or accept any equity interests of the Company. Any equity interests formed from the increase by the Pledgor of its capital contribution to Fangdd shall also be the Pledged Equity Interests.

2.6	With the prior consent of the Pledgee, the Pledgor may receive dividends or dividends or bonuses in respect of the Pledged Equity Interests.

3	Establishment of Pledge

3.1

The Pledgor undertakes that it shall be responsible for recording any equity interest pledge arrangements (“Equity Interest Pledge”) under this Agreement in the register of shareholders of Fangdd on the date of signing of this Agreement.

3.2

The Parties further agree that the Equity Interest Pledge shall be recorded in the register of shareholders of Fangdd in the form as set out in Annex I hereto in accordance with the terms and conditions of this Agreement and that the register of shareholders containing the Equity Interest Pledge shall be delivered to the Pledgee for custody.

3.3

The Pledgor undertakes that the establishment of the pledge shall be registered with the administrative department for industry and commerce in the place of registration of Fangdd, and Fangdd undertakes that it shall use its best efforts to cooperate with the Pledgor in completing the business registration of the Equity Interest Pledge as set out in this clause.

4	Term of Pledge

4.1

The pledge under this Agreement shall take effect from the date of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, and shall be valid until the date of completion of the performance of all obligations under each Master Agreement (“Term of Pledge”).

4.2

If the Pledgor and Fangdd fail to perform or properly perform their obligations under the Master Agreement within the Term of Pledge, the Pledgee shall have the right to dispose of the pledge in accordance with the provisions of Clause 11 hereof.

5	Custody and Return of Pledge Certificate

5.1

Within three (3) working days from the date of the completion of recording the Equity Interest Pledge in the register of shareholders of Fangdd as set out in Clause 3 hereof above and the completion of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, the Pledgor shall deliver a certificate of registration of such Equity Interest Pledge to the Pledgee for custody; the Pledgee shall be obliged to keep any pledge documents received by it.

5.2

If the Equity Interest Pledge is released in accordance with the provisions of this Agreement, the Pledgee shall return the certificate of registration of the pledge to the Pledgor within three (3) working days after the release, and shall provide any necessary assistance in the process of handling the procedures for the cancellation of registration of the pledge by the Pledgor.

6	Representations and Warranties of the Pledgor

The Pledgor hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

6.1	The Pledgor shall be the legal holder of the Pledged Equity Interests subject to business registration;

6.2	The Pledgor has not created any other pledges or other rights on the equity interests other than those created for the benefit of the Pledgee;

6.3	The Equity Interest Pledge under this Agreement shall constitute the primary security interest in the Pledged Equity Interests;

6.4	A resolution on the approval of the Equity Interest Pledge under this Agreement has been adopted at a meeting of shareholders of Fangdd;

6.5	Upon the entry into force of this Agreement, it shall constitute a legal, valid and legally binding obligation of the Pledgor;

6.6

The pledge of the Pledged Equity Interests by the Pledgor in accordance with this Agreement shall not violate the laws, regulations and relevant regulations of other government departments nor breach any contracts and agreements between the Pledgor and any third parties (other than Fangdd) or any commitments issued to any third parties by the Pledgor;

6.7	All documents and materials in relation to this Agreement which are provided by the Pledgor to the Pledgee shall be authentic, accurate and complete;

6.8

The signing and performance by the Pledgor of this Agreement shall not violate or conflict with all laws applicable to it, any agreements to which it is a party or which are binding upon its assets, any court judgments, any arbitral awards of arbitration bodies and any decisions of administrative organs.

7	Representations and Warranties of Fangdd

Fangdd hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

7.1

Fangdd is a limited liability company legally incorporated and validly existing under the laws of the PRC, being an independent legal person capacity and has the complete and independent legal status and legal capacity to sign, deliver and perform this Agreement and can act as a litigation subject independently.

7.2

All reports, documents and information provided by Fangdd to the Pledgee prior to the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects;

7.3

All reports, documents and information provided by Fangdd to the Pledgee after the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects at the time of the provision thereof;

7.4	Once duly signed by Fangdd, this Agreement shall constitute a legal, valid and legally binding obligation of Fangdd;

7.5

Fangdd shall have the full powers and authority within the Company to sign and deliver this Agreement and all other documents to be signed by it relating to the transactions referred to herein, and shall have the full powers and authority to complete the transactions referred to herein.

7.6

To Fangdd’s knowledge, there are no pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any court or arbitral tribunal, nor are there any pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any government agencies or administrative organs, in each case, which will have a material or adverse impact on the economic condition of Fangdd or on the ability of the Pledgor to perform its obligations and guarantee liability under this Agreement;

7.7	Fangdd agrees that it shall bear joint and several liability to the Pledgee in respect of the representations and warranties made by the Pledgor under Clauses 6.1, 6.2, 6.3, 6.4 and 6.6 hereof;

7.8

Fangdd hereby warrants to the Pledgee that the above representations and warranties shall be true and correct and shall be fully complied with in any case and at any time prior to the full performance of its obligations under this Agreement or the full discharge of the secured debt.

8	Undertakings of the Pledgor

8.1	The Pledgor, for the benefit of the Pledgee, hereby undertakes to the Pledgee that, during the duration of this Agreement, the Pledgor shall:

(1)	Complete the registration of the Equity Interest Pledge under this Agreement in the administrative department for industry and commerce in accordance with the provisions of this Agreement;

(2)

Not transfer its equity interests or create or permit the existence of any new pledges or other security interests on the Pledged Equity Interests that may affect the rights and interests of the Pledgee without the prior written consent of the Pledgee;

(3)

Comply with and implement all laws and regulations relating to the pledge of rights, and within five (5) days after receipt of any notices, orders or proposals issued or formulated by the relevant competent authority in respect of the pledge, produce to the Pledgee and comply with the above notices, orders or proposals or make objections and representations in respect of the above notices, orders or proposals at the reasonable request of the Pledgee or with the consent of the Pledgee;

(4)

Promptly notify the Pledgee of any events or notices received by it which may have an impact on the Pledgor’s rights to and in the equity interests or any part thereof, and promptly notify the Pledgee of any change by the Pledgor of any warranties and obligations as set out in this Agreement or any events or notices received by it which may have an impact on them.

8.2

The Pledgor undertakes that any exercise by the Pledgee of its rights in accordance with the terms of this Agreement shall not be interrupted or hampered by the Pledgor or any of its successors or entrusted persons or any other persons through legal proceedings.

8.3

The Pledgor undertakes to the Pledgee that, in order to protect or perfect the guarantee for the obligations of the Pledgor and Fangdd under the Master Agreement as set out herein, the Pledgor shall sign in good faith and cause other parties who are interested in the pledge to sign all title certificates and deeds required by the Pledgee and/or perform and cause other parties who are interested in the pledge to perform all acts required by the Pledgee and facilitate the exercise of any rights and authority conferred on the Pledgee under this Agreement.

8.4

The Pledgor undertakes to the Pledgee that it shall sign all change documents (if applicable and necessary) relating to the equity interest certificate with the Pledgee or its designated persons (natural/legal persons) and that it shall provide the Pledgee with all such notices, orders and decisions on the pledge as the Pledgee considers necessary within a reasonable period of time.

8.5

The Pledgor undertakes to the Pledgee that, for the benefit of the Pledgee, it shall comply with and perform all its warranties, undertakings, agreements, representations and conditions. If the Pledgor fails to comply with, perform or fully perform its warranties, undertakings, agreements, representations and conditions, the Pledgor shall compensate the Pledgee for all reasonable losses suffered therefrom.

8.6

The Pledgor shall not do or permit any acts or actions which may adversely affect the interests or Pledged Equity Interests of the Pledgee under any transaction agreement and this Agreement. The Pledgor shall waive its pre-emptive right at the time of realization of the pledge by the Pledgee.

9	Undertakings of Fangdd

Fangdd, for the benefit of the Pledgee, hereby undertakes to the Pledgee as follows:

9.1

If it is necessary to obtain any consents, permissions, waivers or authorizations from any third parties or any approvals, permissions or exemptions from or any registrations or filings with any government agencies in respect of the signing and performance of this Agreement and the Equity Interest Pledge under this Agreement, Fangdd shall use its best efforts to assist in obtaining and maintaining them in full force within the term of this Agreement;

9.2	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to create any new pledges or any other security interests on the Pledged Equity Interests;

9.3	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to transfer the Pledged Equity Interests;

9.4

In the event of any legal action, arbitration or other claims which may adversely affect the Company, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests;

9.5

Fangdd shall, during the first month of each calendar quarter, provide the Pledgee with its financial statements for the previous calendar quarter, including (but not limited to) its balance sheet, income statement and cash flow statement;

9.6

Fangdd warrants that it shall, at the reasonable request of the Pledgee, take all necessary measures and sign all necessary documents (including but not limited to any supplementary agreements to this Agreement) to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests and the exercise and realization of such rights;

9.7	In the event of any transfer of the Pledged Equity Interests arising from the exercise of the pledge under this Agreement, Fangdd warrants that it shall take all measures to realize such transfer.

9.8

In the event of any legal action, arbitration or other claims which may adversely affect Fangdd, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests.

10	Events of Default and Liability for Breach of Contract

10.1	Any of the following events shall be deemed to be an event of default:

(1)	The Pledgor or Fangdd fails to perform its obligations under the Master Agreement;

(2)	Any representations, warranties or undertakings made by the Pledgor in Clauses 5 and 6 hereof are materially misleading or erroneous, or the Pledgor breaches any other provisions of this Agreement;

(3)	The Pledgor abandons the Pledged Equity Interests or transfers the Pledged Equity Interests without the written consent of the Pledgee;

(4)

Any borrowings, guarantees, indemnities, commitments or other liabilities of the Pledgor itself (i) are required to be repaid or performed in advance for its breach of this Agreement; or (ii) have matured but not repaid or performed on schedule, which renders the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(5)	Fangdd is unable to repay general debts or other debts due.

(6)	This Agreement becomes illegal or the Pledgor is unable to continue to perform its obligations under this Agreement for any reason other than force majeure;

(7)	Any adverse changes in the property owned by the Pledgor render the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(8)	Any heir or custodian of Fangdd only performs in part or refuses to perform its obligation for payment under the Master Agreement;

(9)	Any acts or omissions of the Pledgor in breach of any other provisions of this Agreement cause any breach of this Agreement;

(10)	Any applicable law determines that this Agreement is illegal or causes the Pledgor to be unable to continue to perform its obligations under this Agreement;

(11)	Any approval, license or authorization from any government department which causes this Agreement to be enforceable, legal and valid is revoked, terminated, invalidated or substantially modified.

10.2

The Pledgor shall immediately notify the Pledgee in writing if it knows or finds that any of the events referred to in this Clause 10.1 or any event which may cause any of the above events has occurred.

10.3

Unless any of the events of default set out in Clause 10.1 hereof has been satisfactorily resolved to the satisfaction of the Pledgee, the Pledgee may give a written notice of breach of this Agreement to the Pledgor upon or at any time after the breach of this Agreement by the Pledgor, requiring the Pledgor to immediately pay the arrears and other amounts payable under the Master Agreement or to dispose of the pledge in accordance with Clause 11 hereof.

10.4	Notwithstanding any other provisions of this Agreement, the validity of this Clause 10 shall not be affected by any termination of this Agreement.

11	Exercise of Pledge

11.1	Without the written consent of the Pledgee, the Pledgor shall not transfer the Pledged Equity Interests until the full performance of its obligations under the Master Agreement.

11.2

In case of any of the events of default as referred to in Clause 10 hereof, the Pledgee shall give a notice of breach of this Agreement to the Pledgor when exercising the pledge. The Pledgee may exercise the right to dispose of the pledge upon or at any time after giving such notice of breach of this Agreement under Clause 10.3 hereof.

11.3

The Pledgee shall have the right to sell or otherwise dispose of the Pledged Equity Interests under this Agreement in accordance with legal procedures. If the Pledgee decides to exercise its pledge, the Pledgor undertakes that it shall transfer all its shareholder rights to the Pledgee. In addition, the Pledgee shall have the priority right to be repaid with the proceeds from the sale, auction or disposal of all or part of the equity interests under this Agreement in accordance with legal procedures.

11.4	When the Pledgee disposes of its pledge in accordance with this Agreement, the Pledgor shall not place obstacles and shall give any necessary assistance to enable the Pledgee to realize its pledge.

12	Assignment

12.1

Except with the prior written consent of the Pledgee, the Pledgor shall have no right to grant or assign its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement shall be immediately assigned to any persons designated by the Pledgee for succession.

12.2	This Agreement shall be binding upon the Pledgor and its successors or heirs, and shall be valid for the Pledgee and each of its successors, heirs or permitted assignees.

12.3

The Pledgee may, at any time and to the extent permitted by law, assign all or any of its rights and obligations under the Master Agreement to its designated persons (natural/legal persons), in which case any assignees shall enjoy and assume any rights and obligations of the Pledgee under this Agreement as if they were a party to this Agreement. When the Pledgee assigns its rights and obligations under the Master Agreement, a written notice shall only be given by the Pledgee to the Pledgor, and the Pledgor shall sign any agreements and/or documents in relation to the assignment at the request of the Pledgee. In addition, when the Pledgee intends to assign its rights and obligations under this Agreement, it shall notify the Pledgor in writing and obtain the written consent of the Pledgor.

12.4

After the change of the Pledgee resulting from the above assignment, the parties to a new pledge shall enter into another equity interest pledge agreement, and such equity interest pledge agreement shall be substantially consistent with this Agreement.

13	Entry into Force and termination

13.1	This Agreement shall be established and enter into force from the date of signing hereof.

13.2

Where conditions permit, the Parties shall use their best efforts to handle and facilitate the registration of the pledge under this Agreement in the administrative department for industry and commerce in the place of registration of Fangdd, provided that the Parties acknowledge that whether the pledge under this Agreement is registered shall not affect the entry into force and validity of this Agreement.

13.3

When the service charges under the Service Agreement have been repaid and the Pledgor no longer assumes any of its obligations under the Service Agreement, the Pledgee shall cancel or rescind this Agreement.

13.4

The release of the pledge shall be recorded in the register of shareholders of Fangdd accordingly, and the registration of the pledge shall be canceled by the administrative department for industry and commerce in the place of registration of Fangdd in accordance with the law.

14	Handling Charges and Other Expenses

14.1

All costs and actual expenses in relation to this Agreement, including but not limited to any taxes, legal costs, costs of production and any other expenses, shall be borne by the Pledgor. If the law requires the Pledgee to pay the relevant taxes, the Pledgor shall make full compensation for the taxes paid by the Pledgee.

14.2

If the Pledgor fails to pay any taxes or expenses payable by it in accordance with this Agreement or otherwise causes the Pledgee to recover them in any way, the Pledgor shall bear all reasonable expenses incurred therefrom.

15	Force majeure

15.1

Force majeure means any events beyond the reasonable control of a party which can not be avoided by the affected party with reasonable care, including but not limited to acts of government, natural forces, fires, explosions, windstorms, floods, earthquakes, tides, lightnings or wars, provided that any lack of credit, capital or financing shall not be deemed to be an event beyond the reasonable control of a party. The party affected by any force majeure shall notify the Other Party of the exemption from liability as soon as possible.

15.2

When the performance of this Agreement is delayed or obstructed by any force majeure as defined above, the party affected by such force majeure shall not assume any liability under this Agreement to the extent that its performance is delayed or obstructed. The affected party shall take appropriate measures to reduce or eliminate the effects of such force majeure and shall endeavour to resume the performance of its obligations delayed or obstructed by such force majeure. Once such force majeure is eliminated, the Parties agree that they shall make their best efforts to resume the performance of their obligations under this Agreement.

16	Confidentiality Obligations

16.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	Such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	Such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

Any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

16.2

Upon termination of this Agreement, one Party shall, at the request of the Other Party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

16.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 16 shall not be affected by any suspension or termination of this Agreement.

17	Governing Law and Dispute Resolution

17.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

17.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

17.3

If an agreement on the resolution of any disputes is not reached within thirty (30) days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

18	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Pledgee: Shenzhen Fangdd Information Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Pledgor: Wei Zhang

Address: *************, Shenzhen, Guangdong Province

Postal Code:215124

E-mail: cassie.zhu@decentcapital.com

Fangdd: Shenzhen Fangdd Network Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong

4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

19	Miscellaneous Provisions

19.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

19.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

19.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

19.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

19.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies (“Such Party’s Rights”) enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

19.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

19.7

The Parties hereto agree and acknowledge that “the (prior) written consent of the Pledgee” referred to herein shall mean that the matters shall be approved by the Board of Directors of the Pledgee and be notified to Party B and Party C in accordance with the provisions of Clause 18 hereof.

19.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

19.9

This Agreement is executed in five (5) copies, one (1) of which shall be held by each party respectively, and the rest of which shall be submitted to the equity interest pledge registration authority to handle the equity interest pledge registration procedures, and each of which shall be equally authentic.

19.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Wei Zhang and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Information Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Information Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Wei Zhang, and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Wei Zhang

Signature
/s/Wei Zhang

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Wei Zhang and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Network Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Network Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Equity Interest Pledge Agreement

Among

Shenzhen Fangdd Information Technology Co., Ltd.,

(Pledgee)

Jingjing Huang

(Pledgor)

And

Shenzhen Fangdd Network Technology Co., Ltd.,

December 2017

1	Pledge and Scope of Guarantee	47

2	Pledged Equity Interests	47

3	Establishment of Pledge	48

4	Term of Pledge	49

5	Custody and Return of Pledge Certificate	49

6	Representations and Warranties of the Pledgor	49

7	Representations and Warranties of Fangdd	50

8	Undertakings of the Pledgor	51

9	Undertakings of Fangdd	52

10	Events of Default and Liability for Breach of Contract	53

11	Exercise of Pledge	54

12	Assignment	55

13	Entry into Force and Termination	55

14	Handling Charges and Other Expenses	56

15	Force Majeure	56

16	Confidentiality Obligations	56

17	Governing Law and Dispute Resolution	57

18	Notices	57

19	Miscellaneous Provisions	58

Equity Interest

Pledge Agreement

This Equity Interest Pledge Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of December 20, 2017 by and among:

(1)

Shenzhen Fangdd Information Technology Co., Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative (“Pledgee”);

(2)	Jingjing Huang, having its domicile at *************, Shanghai, and holding its ID card No. ******************* (“Pledgor”);

(3)

Shenzhen Fangdd Network Technology Co., Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

1.	The Pledgee is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Shenzhen Fangdd Network Technology Co., Ltd. (“Company” or “Fangdd”) is a limited liability company established in accordance with the laws of the PRC;

3.	The Pledgor is a Chinese citizen and holds 8% of the equity interests of Fangdd as a registered shareholder of Fangdd;

4.

The Pledgee, the Pledgor and the Company signed on December 20, 2017 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its equity interests in Fangdd to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request;

5.

The Pledgee and Fangdd signed the Technology Development and Application Service Agreement on March 21, 2014 and signed the Operation and Maintenance Service Agreement (collectively referred to as “Service Agreement”) on March 21, 2014, under which Fangdd shall pay service charges (“Service Charges”) to the Pledgee;

6.

The Pledgee, Fangdd and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on December 20, 2017;

7.

In order to guarantee that the Pledgor and Fangdd perform their obligations under the Master Agreement, the Pledgor is willing to establish a pledge with all its equity interests in Fangdd as a performance guarantee of the Pledgor and Fangdd, and the Pledgor is willing to accept such pledge.

NOW, THEREFORE, after friendly consultation, the Parties hereto hereby agree as follows:

1	Pledge and Scope of Guarantee

1.1

The Pledgor agrees that it shall pledge 8.0% of the equity interests owned by it in Fangdd to the Pledgee in accordance with this Agreement as a guarantee for the Pledgor and Fangdd to perform all their obligations under the Master Agreement. Fangdd agrees that the Pledgor shall pledge the relevant equity interests to the Pledgee in accordance with this Agreement. The term “pledge” refers to the Pledgee’s priority right to be repaid with the proceeds from the sale, auction or disposal of the equity interests pledged by the Pledgor to the Pledgee.

1.2

The validity of the guarantee under this Agreement shall not be affected by any amendment or change of the Master Agreement, and the guarantee under this Agreement shall remain in force in respect of any obligations of the Pledgor and Fangdd under the amended Master Agreement. No invalidity, revocation or cancellation of the Master Agreement shall affect the validity of this Agreement. If any Master Agreement becomes invalid or is revoked or canceled for any reason, the Pledgee shall have the right to immediately realize its pledge in accordance with the provisions of Clause 11 hereof.

2	Pledged Equity Interests

2.1

The pledged equity interests under this Agreement shall be 8.0% of the equity interests held by the Pledgor in Fangdd (hereinafter referred to as “Pledged Equity Interests”) and all interests relating to the Pledged Equity Interests. As of the effective date of this Agreement, the details of the Pledged Equity Interests are as follows:

Company name: Shenzhen Fangdd Network Technology Co., Ltd.

Registered capital: RMB12,345,666

Pledged Equity Interests: 8.0% of the equity interests of Fangdd

Corresponding amount of contribution: RMB987,653

2.2

Within the term of this Agreement, the Pledgee shall not be liable for any reduction in the value of the Pledged Equity Interests unless due to the Pledgee’s willfulness or gross negligence that has a direct causal relationship with the result, and the Pledgor shall have no right to make any form of recourse or claim against the Pledgee.

2.3

Subject to the provisions of Clause 2.2 hereof above, if there is any possibility of a significant reduction in the value of the Pledged Equity Interests which is sufficient to endanger the rights of the Pledgee, the Pledgee may require at any time the Pledgor to auction or dispose of the Pledged Equity Interests and agree with the Pledgor that the proceeds from the auction or disposal thereof shall be used to pay off the secured debt in advance or be deposited with the notary public office in the place where the Pledgee is located (any expenses incurred therefrom shall be borne by the Pledgee).

2.4	The Pledgee shall have the right to dispose of the Pledged Equity Interests in such manner as set out in Clause 11 hereof when any event of default occurs on the part of Fangdd or the Pledgor.

2.5

With the prior consent of the Pledgee, the Pledgor may increase its capital contribution to Fangdd and transfer or accept any equity interests of the Company. Any equity interests formed from the increase by the Pledgor of its capital contribution to Fangdd shall also be the Pledged Equity Interests.

2.6	With the prior consent of the Pledgee, the Pledgor may receive dividends or dividends or bonuses in respect of the Pledged Equity Interests.

3	Establishment of Pledge

3.1

The Pledgor undertakes that it shall be responsible for recording any equity interest pledge arrangements (“Equity Interest Pledge”) under this Agreement in the register of shareholders of Fangdd on the date of signing of this Agreement.

3.2

The Parties further agree that the Equity Interest Pledge shall be recorded in the register of shareholders of Fangdd in the form as set out in Annex I hereto in accordance with the terms and conditions of this Agreement and that the register of shareholders containing the Equity Interest Pledge shall be delivered to the Pledgee for custody.

3.3

The Pledgor undertakes that the establishment of the pledge shall be registered with the administrative department for industry and commerce in the place of registration of Fangdd, and Fangdd undertakes that it shall use its best efforts to cooperate with the Pledgor in completing the business registration of the Equity Interest Pledge as set out in this clause.

4	Term of Pledge

4.1

The pledge under this Agreement shall take effect from the date of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, and shall be valid until the date of completion of the performance of all obligations under each Master Agreement (“Term of Pledge”).

4.2

If the Pledgor and Fangdd fail to perform or properly perform their obligations under the Master Agreement within the Term of Pledge, the Pledgee shall have the right to dispose of the pledge in accordance with the provisions of Clause 11 hereof.

5	Custody and Return of Pledge Certificate

5.1

Within three (3) working days from the date of the completion of recording the Equity Interest Pledge in the register of shareholders of Fangdd as set out in Clause 3 hereof above and the completion of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, the Pledgor shall deliver a certificate of registration of such Equity Interest Pledge to the Pledgee for custody; the Pledgee shall be obliged to keep any pledge documents received by it.

5.2

If the Equity Interest Pledge is released in accordance with the provisions of this Agreement, the Pledgee shall return the certificate of registration of the pledge to the Pledgor within three (3) working days after the release, and shall provide any necessary assistance in the process of handling the procedures for the cancellation of registration of the pledge by the Pledgor.

6	Representations and Warranties of the Pledgor

The Pledgor hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

6.1	The Pledgor shall be the legal holder of the Pledged Equity Interests subject to business registration;

6.2	The Pledgor has not created any other pledges or other rights on the equity interests other than those created for the benefit of the Pledgee;

6.3	The Equity Interest Pledge under this Agreement shall constitute the primary security interest in the Pledged Equity Interests;

6.4	A resolution on the approval of the Equity Interest Pledge under this Agreement has been adopted at a meeting of shareholders of Fangdd;

6.5	Upon the entry into force of this Agreement, it shall constitute a legal, valid and legally binding obligation of the Pledgor;

6.6

The pledge of the Pledged Equity Interests by the Pledgor in accordance with this Agreement shall not violate the national laws, regulations and relevant regulations of other government departments nor breach any contracts and agreements between the Pledgor and any third parties (other than Fangdd) or any commitments issued to any third parties;

6.7	All documents and materials in relation to this Agreement which are provided by the Pledgor to the Pledgee shall be authentic, accurate and complete;

6.8

The signing and performance by the Pledgor of this Agreement shall not violate or conflict with all laws applicable to it, any agreements to which it is a party or which are binding upon its assets, any court judgments, any arbitral awards of arbitration bodies and any decisions of administrative organs.

7	Representations and Warranties of Fangdd

Fangdd hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

7.1

Fangdd is a limited liability company legally incorporated and validly existing under the laws of the PRC, being on independent legal person capacity and has the complete and independent legal status and legal capacity to sign, deliver and perform this Agreement and can act as a litigation subject independently.

7.2

All reports, documents and information provided by Fangdd to the Pledgee prior to the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects;

7.3

All reports, documents and information provided by Fangdd to the Pledgee after the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects at the time of the provision thereof;

7.4	Once duly signed by Fangdd, this Agreement shall constitute a legal, valid and legally binding obligation of Fangdd;

7.5

Fangdd shall have the full powers and authority within the Company to sign and deliver this Agreement and all other documents to be signed by it relating to the transactions referred to herein, and shall have the full powers and authority to complete the transactions referred to herein.

7.6

To Fangdd’s knowledge, there are no pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any court or arbitral tribunal, nor are there any pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any government agencies or administrative organs, in each case, which will have a material or adverse impact on the economic condition of Fangdd or on the ability of the Pledgor to perform its obligations and guarantee liability under this Agreement;

7.7	Fangdd agrees that it shall bear joint and several liability to the Pledgee in respect of the representations and warranties made by the Pledgor under Clauses 6.1, 6.2, 6.3, 6.4 and 6.6 hereof;

7.8

Fangdd hereby warrants to the Pledgee that the above representations and warranties shall be true and correct and shall be fully complied with in any case and at any time prior to the full performance of its obligations under this Agreement or the full discharge of the secured debt.

8	Undertakings of the Pledgor

8.1	The Pledgor, for the benefit of the Pledgee, hereby undertakes to the Pledgee that, during the duration of this Agreement, the Pledgor shall:

(1)	Complete the registration of the Equity Interest Pledge under this Agreement in the administrative department for industry and commerce in accordance with the provisions of this Agreement;

(2)

Not transfer its equity interests or create or permit the existence of any new pledges or other security interests on the Pledged Equity Interests that may affect the rights and interests of the Pledgee without the prior written consent of the Pledgee;

(3)

Comply with and implement all laws and regulations relating to the pledge of rights, and within five (5) days after receipt of any notices, orders or proposals issued or formulated by the relevant competent authority in respect of the pledge, produce to the Pledgee and comply with the above notices, orders or proposals or make objections and representations in respect of the above notices, orders or proposals at the reasonable request of the Pledgee or with the consent of the Pledgee;

(4)

Promptly notify the Pledgee of any events or notices received by it which may have an impact on the Pledgor’s rights to and in the equity interests or any part thereof, and promptly notify the Pledgee of any change by the Pledgor of any warranties and obligations as set out in this Agreement or any events or notices received by it which may have an impact on them.

8.2

The Pledgor undertakes that any exercise by the Pledgee of its rights in accordance with the terms of this Agreement shall not be interrupted or hampered by the Pledgor or any of its successors or entrusted persons or any other persons through legal proceedings.

8.3

The Pledgor undertakes to the Pledgee that, in order to protect or perfect the guarantee for the obligations of the Pledgor and Fangdd under the Master Agreement as set out herein, the Pledgor shall sign in good faith and cause other parties who are interested in the pledge to sign all title certificates and deeds required by the Pledgee and/or perform and cause other parties who are interested in the pledge to perform all acts required by the Pledgee and facilitate the exercise of any rights and authority conferred on the Pledgee under this Agreement.

8.4

The Pledgor undertakes to the Pledgee that it shall sign all change documents (if applicable and necessary) relating to the equity interest certificate with the Pledgee or its designated persons (natural/legal persons) and that it shall provide the Pledgee with all such notices, orders and decisions on the pledge as the Pledgee considers necessary within a reasonable period of time.

8.5

The Pledgor undertakes to the Pledgee that, for the benefit of the Pledgee, it shall comply with and perform all its warranties, undertakings, agreements, representations and conditions. If the Pledgor fails to comply with, perform or fully perform its warranties, undertakings, agreements, representations and conditions, the Pledgor shall compensate the Pledgee for all reasonable losses suffered therefrom.

8.6

The Pledgor shall not do or permit any acts or actions which may adversely affect the interests or Pledged Equity Interests of the Pledgee under any transaction agreement and this Agreement. The Pledgor shall waive its pre-emptive right at the time of realization of the pledge by the Pledgee.

9	Undertakings of Fangdd

Fangdd, for the benefit of the Pledgee, hereby undertakes to the Pledgee as follows:

9.1

If it is necessary to obtain any consents, permissions, waivers or authorizations from any third parties or any approvals, permissions or exemptions from or any registrations or filings with any government agencies in respect of the signing and performance of this Agreement and the Equity Interest Pledge under this Agreement, Fangdd shall use its best efforts to assist in obtaining and maintaining them in full force within the term of this Agreement;

9.2	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to create any new pledges or any other security interests on the Pledged Equity Interests;

9.3	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to transfer the Pledged Equity Interests;

9.4

In the event of any legal action, arbitration or other claims which may adversely affect the Company, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests;

9.5

Fangdd shall, during the first month of each calendar quarter, provide the Pledgee with its financial statements for the previous calendar quarter, including (but not limited to) its balance sheet, income statement and cash flow statement;

9.6

Fangdd warrants that it shall, at the reasonable request of the Pledgee, take all necessary measures and sign all necessary documents (including but not limited to any supplementary agreements to this Agreement) to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests and the exercise and realization of such rights;

9.7	In the event of any transfer of the Pledged Equity Interests arising from the exercise of the pledge under this Agreement, Fangdd warrants that it shall take all measures to realize such transfer.

9.8

In the event of any legal action, arbitration or other claims which may adversely affect Fangdd, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests.

10	Events of Default and Liability for Breach of Contract

10.1	Any of the following events shall be deemed to be an event of default:

(1)	The Pledgor or Fangdd fails to perform its obligations under the Master Agreement;

(2)	Any representations, warranties or undertakings made by the Pledgor in Clauses 5 and 6 hereof are materially misleading or erroneous, or the Pledgor breaches any other provisions of this Agreement;

(3)	The Pledgor abandons the Pledged Equity Interests or transfers the Pledged Equity Interests without the written consent of the Pledgee;

(4)

Any borrowings, guarantees, indemnities, commitments or other liabilities of the Pledgor itself (i) are required to be repaid or performed in advance for its breach of this Agreement; or (ii) have matured but not repaid or performed on schedule, which renders the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(5)	Fangdd is unable to repay general debts or other debts due.

(6)	This Agreement becomes illegal or the Pledgor is unable to continue to perform its obligations under this Agreement for any reason other than force majeure;

(7)	Any adverse changes in the property owned by the Pledgor render the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(8)	Any heir or custodian of Fangdd only performs in part or refuses to perform its obligation for payment under the Master Agreement;

(9)	Any acts or omissions of the Pledgor in breach of any other provisions of this Agreement cause any breach of this Agreement;

(10)	Any applicable law determines that this Agreement is illegal or causes the Pledgor to be unable to continue to perform its obligations under this Agreement;

(11)	Any approval, license or authorization from any government department which causes this Agreement to be enforceable, legal and valid is revoked, terminated, invalidated or substantially modified.

10.2

The Pledgor shall immediately notify the Pledgee in writing if it knows or finds that any of the events referred to in this Clause 10.1 or any event which may cause any of the above events has occurred.

10.3

Unless any of the events of default set out in Clause 10.1 hereof has been satisfactorily resolved to the satisfaction of the Pledgee, the Pledgee may give a written notice of breach of this Agreement to the Pledgor upon or at any time after the breach of this Agreement by the Pledgor, requiring the Pledgor to immediately pay the arrears and other amounts payable under the Master Agreement or to dispose of the pledge in accordance with Clause 11 hereof.

10.4	Notwithstanding any other provisions of this Agreement, the validity of this Clause 10 shall not be affected by any termination of this Agreement.

11	Exercise of Pledge

11.1	Without the written consent of the Pledgee, the Pledgor shall not transfer the Pledged Equity Interests until the full performance of its obligations under the Master Agreement.

11.2

In case of any of the events of default as referred to in Clause 10 hereof, the Pledgee shall give a notice of breach of this Agreement to the Pledgor when exercising the pledge. The Pledgee may exercise the right to dispose of the pledge upon or at any time after giving such notice of breach of this Agreement under Clause 10.3 hereof.

11.3

The Pledgee shall have the right to sell or otherwise dispose of the Pledged Equity Interests under this Agreement in accordance with legal procedures. If the Pledgee decides to exercise its pledge, the Pledgor undertakes that it shall transfer all its shareholder rights to the Pledgee. In addition, the Pledgee shall have the priority right to be repaid with the proceeds from the sale, auction or disposal of all or part of the equity interests under this Agreement in accordance with legal procedures.

11.4	When the Pledgee disposes of its pledge in accordance with this Agreement, the Pledgor shall not place obstacles and shall give any necessary assistance to enable the Pledgee to realize its pledge.

12	Assignment

12.1

Except with the prior written consent of the Pledgee, the Pledgor shall have no right to grant or assign its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement shall be immediately assigned to any persons designated by the Pledgee for succession.

12.2	This Agreement shall be binding upon the Pledgor and its successors or heirs, and shall be valid for the Pledgee and each of its successors, heirs or permitted assignees.

12.3

The Pledgee may, at any time and to the extent permitted by law, assign all or any of its rights and obligations under the Master Agreement to its designated persons (natural/legal persons), in which case any assignees shall enjoy and assume any rights and obligations of the Pledgee under this Agreement as if they were a party to this Agreement. When the Pledgee assigns its rights and obligations under the Master Agreement, a written notice shall only be given by the Pledgee to the Pledgor, and the Pledgor shall sign any agreements and/or documents in relation to the assignment at the request of the Pledgee. In addition, when the Pledgee intends to assign its rights and obligations under this Agreement, it shall notify the Pledgor in writing and obtain the written consent of the Pledgor.

12.4

After the change of the Pledgee resulting from the above assignment, the parties to a new pledge shall enter into another equity interest pledge agreement, and such equity interest pledge agreement shall be substantially consistent with this Agreement.

13	Entry into Force and termination

13.1	This Agreement shall be established and enter into force from the date of signing hereof.

13.2

Where conditions permit, the Parties shall use their best efforts to handle and facilitate the registration of the pledge under this Agreement in the administrative department for industry and commerce in the place of registration of Fangdd, provided that the Parties acknowledge that whether the pledge under this Agreement is registered shall not affect the entry into force and validity of this Agreement.

13.3

When the service charges under the Service Agreement have been repaid and the Pledgor no longer assumes any of its obligations under the Service Agreement, the Pledgee shall cancel or rescind this Agreement.

13.4

The release of the pledge shall be recorded in the register of shareholders of Fangdd accordingly, and the registration of the pledge shall be canceled by the administrative department for industry and commerce in the place of registration of Fangdd in accordance with the law.

14	Handling Charges and Other Expenses

14.1

All costs and actual expenses in relation to this Agreement, including but not limited to any taxes, legal costs, costs of production and any other expenses, shall be borne by the Pledgor. If the law requires the Pledgee to pay the relevant taxes, the Pledgor shall make full compensation for the taxes paid by the Pledgee.

14.2

If the Pledgor fails to pay any taxes or expenses payable by it in accordance with this Agreement or otherwise causes the Pledgee to recover them in any way, the Pledgor shall bear all reasonable expenses incurred therefrom.

15	Force majeure

15.1

Force majeure means any events beyond the reasonable control of a party which can not be avoided by the affected party with reasonable care, including but not limited to acts of government, natural forces, fires, explosions, windstorms, floods, earthquakes, tides, lightnings or wars, provided that any lack of credit, capital or financing shall not be deemed to be an event beyond the reasonable control of a party. The party affected by any force majeure shall notify the Other Party of the exemption from liability as soon as possible.

15.2

When the performance of this Agreement is delayed or obstructed by any force majeure as defined above, the party affected by such force majeure shall not assume any liability under this Agreement to the extent that its performance is delayed or obstructed. The affected party shall take appropriate measures to reduce or eliminate the effects of such force majeure and shall endeavour to resume the performance of its obligations delayed or obstructed by such force majeure. Once such force majeure is eliminated, the Parties agree that they shall make their best efforts to resume the performance of their obligations under this Agreement.

16	Confidentiality Obligations

16.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	Such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	Such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

Any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

16.2

Upon termination of this Agreement, one Party shall, at the request of the Other Party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

16.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 16 shall not be affected by any suspension or termination of this Agreement.

17	Governing Law and Dispute Resolution

17.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

17.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

17.3

If an agreement on the resolution of any disputes is not reached within thirty (30) days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

18	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Pledgee: Shenzhen Fangdd Information Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Pledgor: Jingjing Huang

Address: *************, Chaoyang District, Beijing

Postal Code:100020

E-mail: semmyhuang@cdhfun.com

Fangdd: Shenzhen Fangdd Network Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

19	Miscellaneous Provisions

19.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

19.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

19.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

19.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

19.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies (“Such Party’s Rights”) enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

19.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

19.7

The Parties hereto agree and acknowledge that “the (prior) written consent of the Pledgee” referred to herein shall mean that the matters shall be approved by the Board of Directors of the Pledgee and be notified to Party B and Party C in accordance with the provisions of Clause 18 hereof.

19.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

19.9

This Agreement is executed in five (5) copies, one (1) of which shall be held by each party respectively, and the rest of which shall be submitted to the equity interest pledge registration authority to handle the equity interest pledge registration procedures, and each of which shall be equally authentic.

19.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Jingjing Huang and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Information Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Information Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Jingjing Huang, and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Jingjing Huang

Signature
/s/Jingjing Huang

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Jingjing Huang and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Network Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Network Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Equity Interest Pledge Agreement

Among

Shenzhen Fangdd Information Technology Co., Ltd.,

(Pledgee)

Xi Zeng

(Pledgor)

And

Shenzhen Fangdd Network Technology Co., Ltd.,

December 2017

1	Pledge and Scope of Guarantee	66

2	Pledged Equity Interests	66

3	Establishment of Pledge	67

4	Term of Pledge	68

5	Custody and Return of Pledge Certificate	68

6	Representations and Warranties of the Pledgor	68

7	Representations and Warranties of Fangdd	69

8	Undertakings of the Pledgor	70

9	Undertakings of Fangdd	71

10	Events of Default and Liability for Breach of Contract	72

11	Exercise of Pledge	73

12	Assignment	74

13	Entry into Force and Termination	74

14	Handling Charges and Other Expenses	75

15	Force Majeure	75

16	Confidentiality Obligations	75

17	Governing Law and Dispute Resolution	76

18	Notices	76

19	Miscellaneous Provisions	77

Equity Interest

Pledge Agreement

This Equity Interest Pledge Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of December 20, 2017 by and among:

(1)

Shenzhen Fangdd Information Technology Co., Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative (“Pledgee”);

(2)	Xi Zeng, having its domicile at *************, Suzhou, Jiangsu Province, and holding its ID card No. ******************* (“Pledgor”);

(3)

Shenzhen Fangdd Network Technology Co., Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

1.	The Pledgee is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Shenzhen Fangdd Network Technology Co., Ltd. (“Company” or “Fangdd”) is a limited liability company established in accordance with the laws of the PRC;

3.	The Pledgor is a Chinese citizen and holds 16.87% of the equity interests of Fangdd as a registered shareholder of Fangdd;

4.

The Pledgee, the Pledgor and the Company signed on December 20, 2017 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its equity interests in Fangdd to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request;

5.

The Pledgee and Fangdd signed the Technology Development and Application Service Agreement on March 21, 2014 and signed the Operation and Maintenance Service Agreement (collectively referred to as “Service Agreement”) on March 21, 2014, under which Fangdd shall pay service charges (“Service Charges”) to the Pledgee;

6.

The Pledgee, Fangdd and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on December 20, 2017;

7.

In order to guarantee that the Pledgor and Fangdd perform their obligations under the Master Agreement, the Pledgor is willing to establish a pledge with all its equity interests in Fangdd as a performance guarantee of the Pledgor and Fangdd, and the Pledgor is willing to accept such pledge.

NOW, THEREFORE, after friendly consultation, the Parties hereto hereby agree as follows:

1	Pledge and Scope of Guarantee

1.1

The Pledgor agrees that it shall pledge 16.87% of the equity interests owned by it in Fangdd to the Pledgee in accordance with this Agreement as a guarantee for the Pledgor and Fangdd to perform all their obligations under the Master Agreement. Fangdd agrees that the Pledgor shall pledge the relevant equity interests to the Pledgee in accordance with this Agreement. The term “pledge” refers to the Pledgee’s priority right to be repaid with the proceeds from the sale, auction or disposal of the equity interests pledged by the Pledgor to the Pledgee.

1.2

The validity of the guarantee under this Agreement shall not be affected by any amendment or change of the Master Agreement, and the guarantee under this Agreement shall remain in force in respect of any obligations of the Pledgor and Fangdd under the amended Master Agreement. No invalidity, revocation or cancellation of the Master Agreement shall affect the validity of this Agreement. If any Master Agreement becomes invalid or is revoked or canceled for any reason, the Pledgee shall have the right to immediately realize its pledge in accordance with the provisions of Clause 11 hereof.

2	Pledged Equity Interests

2.1

The pledged equity interests under this Agreement shall be 16.87% of the equity interests held by the Pledgor in Fangdd (hereinafter referred to as “Pledged Equity Interests”) and all interests relating to the Pledged Equity Interests. As of the effective date of this Agreement, the details of the Pledged Equity Interests are as follows:

Company name: Shenzhen Fangdd Network Technology Co., Ltd.

Registered capital: RMB12,345,666

Pledged Equity Interests: 16.87% of the equity interests of Fangdd

Corresponding amount of contribution: RMB2,081,790

2.2

Within the term of this Agreement, the Pledgee shall not be liable for any reduction in the value of the Pledged Equity Interests unless due to the Pledgee’s willfulness or gross negligence that has a direct causal relationship with the result, and the Pledgor shall have no right to make any form of recourse or claim against the Pledgee.

2.3

Subject to the provisions of Clause 2.2 hereof above, if there is any possibility of a significant reduction in the value of the Pledged Equity Interests which is sufficient to endanger the rights of the Pledgee, the Pledgee may require at any time the Pledgor to auction or dispose of the Pledged Equity Interests and agree with the Pledgor that the proceeds from the auction or disposal thereof shall be used to pay off the secured debt in advance or be deposited with the notary public office in the place where the Pledgee is located (any expenses incurred therefrom shall be borne by the Pledgee).

2.4	The Pledgee shall have the right to dispose of the Pledged Equity Interests in such manner as set out in Clause 11 hereof when any event of default occurs on the part of Fangdd or the Pledgor.

2.5

With the prior consent of the Pledgee, the Pledgor may increase its capital contribution to Fangdd and transfer or accept any equity interests of the Company. Any equity interests formed from the increase by the Pledgor of its capital contribution to Fangdd shall also be the Pledged Equity Interests.

2.6	With the prior consent of the Pledgee, the Pledgor may receive dividends or dividends or bonuses in respect of the Pledged Equity Interests.

3	Establishment of Pledge

3.1

The Pledgor undertakes that it shall be responsible for recording any equity interest pledge arrangements (“Equity Interest Pledge”) under this Agreement in the register of shareholders of Fangdd on the date of signing of this Agreement.

3.2

The Parties further agree that the Equity Interest Pledge shall be recorded in the register of shareholders of Fangdd in the form as set out in Annex I hereto in accordance with the terms and conditions of this Agreement and that the register of shareholders containing the Equity Interest Pledge shall be delivered to the Pledgee for custody.

3.3

The Pledgor undertakes that the establishment of the pledge shall be registered with the administrative department for industry and commerce in the place of registration of Fangdd, and Fangdd undertakes that it shall use its best efforts to cooperate with the Pledgor in completing the business registration of the Equity Interest Pledge as set out in this clause.

4	Term of Pledge

4.1

The pledge under this Agreement shall take effect from the date of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, and shall be valid until the date of completion of the performance of all obligations under each Master Agreement (“Term of Pledge”).

4.2

If the Pledgor and Fangdd fail to perform or properly perform their obligations under the Master Agreement within the Term of Pledge, the Pledgee shall have the right to dispose of the pledge in accordance with the provisions of Clause 11 hereof.

5	Custody and Return of Pledge Certificate

5.1

Within three (3) working days from the date of the completion of recording the Equity Interest Pledge in the register of shareholders of Fangdd as set out in Clause 3 hereof above and the completion of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, the Pledgor shall deliver a certificate of registration of such Equity Interest Pledge to the Pledgee for custody; the Pledgee shall be obliged to keep any pledge documents received by it.

5.2

If the Equity Interest Pledge is released in accordance with the provisions of this Agreement, the Pledgee shall return the certificate of registration of the pledge to the Pledgor within three (3) working days after the release, and shall provide any necessary assistance in the process of handling the procedures for the cancellation of registration of the pledge by the Pledgor.

6	Representations and Warranties of the Pledgor

The Pledgor hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

6.1	The Pledgor shall be the legal holder of the Pledged Equity Interests subject to business registration;

6.2	The Pledgor has not created any other pledges or other rights on the equity interests other than those created for the benefit of the Pledgee;

6.3	The Equity Interest Pledge under this Agreement shall constitute the primary security interest in the Pledged Equity Interests;

6.4	A resolution on the approval of the Equity Interest Pledge under this Agreement has been adopted at a meeting of shareholders of Fangdd;

6.5	Upon the entry into force of this Agreement, it shall constitute a legal, valid and legally binding obligation of the Pledgor;

6.6

The pledge of the Pledged Equity Interests by the Pledgor in accordance with this Agreement shall not violate the laws, regulations and relevant regulations of other government departments nor breach any contracts and agreements between the Pledgor and any third parties (other than Fangdd) or any commitments issued to any third parties by the Pledgor;

6.7	All documents and materials in relation to this Agreement which are provided by the Pledgor to the Pledgee shall be authentic, accurate and complete;

6.8

The signing and performance by the Pledgor of this Agreement shall not violate or conflict with all laws applicable to it, any agreements to which it is a party or which are binding upon its assets, any court judgments, any arbitral awards of arbitration bodies and any decisions of administrative organs.

7	Representations and Warranties of Fangdd

Fangdd hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

7.1

Fangdd is a limited liability company legally incorporated and validly existing under the laws of the PRC, being an independent legal person capacity and has the complete and independent legal status and legal capacity to sign, deliver and perform this Agreement and can act as a litigation subject independently.

7.2

All reports, documents and information provided by Fangdd to the Pledgee prior to the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects;

7.3

All reports, documents and information provided by Fangdd to the Pledgee after the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects at the time of the provision thereof;

7.4	Once duly signed by Fangdd, this Agreement shall constitute a legal, valid and legally binding obligation of Fangdd;

7.5

Fangdd shall have the full powers and authority within the Company to sign and deliver this Agreement and all other documents to be signed by it relating to the transactions referred to herein, and shall have the full powers and authority to complete the transactions referred to herein.

7.6

To Fangdd’s knowledge, there are no pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any court or arbitral tribunal, nor are there any pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests ) in any government agencies or administrative organs, in each case, which will have a material or adverse impact on the economic condition of Fangdd or on the ability of the Pledgor to perform its obligations and guarantee liability under this Agreement;

7.7	Fangdd agrees that it shall bear joint and several liability to the Pledgee in respect of the representations and warranties made by the Pledgor under Clauses 6.1, 6.2, 6.3, 6.4 and 6.6 hereof;

7.8

Fangdd hereby warrants to the Pledgee that the above representations and warranties shall be true and correct and shall be fully complied with in any case and at any time prior to the full performance of its obligations under this Agreement or the full discharge of the secured debt.

8	Undertakings of the Pledgor

8.1	The Pledgor, for the benefit of the Pledgee, hereby undertakes to the Pledgee that, during the duration of this Agreement, the Pledgor shall:

(1)	Complete the registration of the Equity Interest Pledge under this Agreement in the administrative department for industry and commerce in accordance with the provisions of this Agreement;

(2)

Not transfer its equity interests or create or permit the existence of any new pledges or other security interests on the Pledged Equity Interests that may affect the rights and interests of the Pledgee without the prior written consent of the Pledgee;

(3)

Comply with and implement all laws and regulations relating to the pledge of rights, and within five (5) days after receipt of any notices, orders or proposals issued or formulated by the relevant competent authority in respect of the pledge, produce to the Pledgee and comply with the above notices, orders or proposals or make objections and representations in respect of the above notices, orders or proposals at the reasonable request of the Pledgee or with the consent of the Pledgee;

(4)

Promptly notify the Pledgee of any events or notices received by it which may have an impact on the Pledgor’s rights to and in the equity interests or any part thereof, and promptly notify the Pledgee of any change by the Pledgor of any warranties and obligations as set out in this Agreement or any events or notices received by it which may have an impact on them.

8.2

The Pledgor undertakes that any exercise by the Pledgee of its rights in accordance with the terms of this Agreement shall not be interrupted or hampered by the Pledgor or any of its successors or entrusted persons or any other persons through legal proceedings.

8.3

The Pledgor undertakes to the Pledgee that, in order to protect or perfect the guarantee for the obligations of the Pledgor and Fangdd under the Master Agreement as set out herein, the Pledgor shall sign in good faith and cause other parties who are interested in the pledge to sign all title certificates and deeds required by the Pledgee and/or perform and cause other parties who are interested in the pledge to perform all acts required by the Pledgee and facilitate the exercise of any rights and authority conferred on the Pledgee under this Agreement.

8.4

The Pledgor undertakes to the Pledgee that it shall sign all change documents (if applicable and necessary) relating to the equity interest certificate with the Pledgee or its designated persons (natural/legal persons) and that it shall provide the Pledgee with all such notices, orders and decisions on the pledge as the Pledgee considers necessary within a reasonable period of time.

8.5

The Pledgor undertakes to the Pledgee that, for the benefit of the Pledgee, it shall comply with and perform all its warranties, undertakings, agreements, representations and conditions. If the Pledgor fails to comply with, perform or fully perform its warranties, undertakings, agreements, representations and conditions, the Pledgor shall compensate the Pledgee for all reasonable losses suffered therefrom.

8.6

The Pledgor shall not do or permit any acts or actions which may adversely affect the interests or Pledged Equity Interests of the Pledgee under any transaction agreement and this Agreement. The Pledgor shall waive its pre-emptive right at the time of realization of the pledge by the Pledgee.

9	Undertakings of Fangdd

Fangdd, for the benefit of the Pledgee, hereby undertakes to the Pledgee as follows:

9.1

If it is necessary to obtain any consents, permissions, waivers or authorizations from any third parties or any approvals, permissions or exemptions from or any registrations or filings with any government agencies in respect of the signing and performance of this Agreement and the Equity Interest Pledge under this Agreement, Fangdd shall use its best efforts to assist in obtaining and maintaining them in full force within the term of this Agreement;

9.2	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to create any new pledges or any other security interests on the Pledged Equity Interests;

9.3	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to transfer the Pledged Equity Interests;

9.4

In the event of any legal action, arbitration or other claims which may adversely affect the Company, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests;

9.5

Fangdd shall, during the first month of each calendar quarter, provide the Pledgee with its financial statements for the previous calendar quarter, including (but not limited to) its balance sheet, income statement and cash flow statement;

9.6

Fangdd warrants that it shall, at the reasonable request of the Pledgee, take all necessary measures and sign all necessary documents (including but not limited to any supplementary agreements to this Agreement) to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests and the exercise and realization of such rights;

9.7	In the event of any transfer of the Pledged Equity Interests arising from the exercise of the pledge under this Agreement, Fangdd warrants that it shall take all measures to realize such transfer.

9.8

In the event of any legal action, arbitration or other claims which may adversely affect Fangdd, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests.

10	Events of Default and Liability for Breach of Contract

10.1	Any of the following events shall be deemed to be an event of default:

(1)	The Pledgor or Fangdd fails to perform its obligations under the Master Agreement;

(2)	Any representations, warranties or undertakings made by the Pledgor in Clauses 5 and 6 hereof are materially misleading or erroneous, or the Pledgor breaches any other provisions of this Agreement;

(3)	The Pledgor abandons the Pledged Equity Interests or transfers the Pledged Equity Interests without the written consent of the Pledgee;

(4)

Any borrowings, guarantees, indemnities, commitments or other liabilities of the Pledgor itself (i) are required to be repaid or performed in advance for its breach of this Agreement; or (ii) have matured but not repaid or performed on schedule, which renders the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(5)	Fangdd is unable to repay general debts or other debts due.

(6)	This Agreement becomes illegal or the Pledgor is unable to continue to perform its obligations under this Agreement for any reason other than force majeure;

(7)	Any adverse changes in the property owned by the Pledgor render the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(8)	Any heir or custodian of Fangdd only performs in part or refuses to perform its obligation for payment under the Master Agreement;

(9)	Any acts or omissions of the Pledgor in breach of any other provisions of this Agreement cause any breach of this Agreement;

(10)	Any applicable law determines that this Agreement is illegal or causes the Pledgor to be unable to continue to perform its obligations under this Agreement;

(11)	Any approval, license or authorization from any government department which causes this Agreement to be enforceable, legal and valid is revoked, terminated, invalidated or substantially modified.

10.2

The Pledgor shall immediately notify the Pledgee in writing if it knows or finds that any of the events referred to in this Clause 10.1 or any event which may cause any of the above events has occurred.

10.3

Unless any of the events of default set out in Clause 10.1 hereof has been satisfactorily resolved to the satisfaction of the Pledgee, the Pledgee may give a written notice of breach of this Agreement to the Pledgor upon or at any time after the breach of this Agreement by the Pledgor, requiring the Pledgor to immediately pay the arrears and other amounts payable under the Master Agreement or to dispose of the pledge in accordance with Clause 11 hereof.

10.4	Notwithstanding any other provisions of this Agreement, the validity of this Clause 10 shall not be affected by any termination of this Agreement.

11	Exercise of Pledge

11.1	Without the written consent of the Pledgee, the Pledgor shall not transfer the Pledged Equity Interests until the full performance of its obligations under the Master Agreement.

11.2

In case of any of the events of default as referred to in Clause 10 hereof, the Pledgee shall give a notice of breach of this Agreement to the Pledgor when exercising the pledge. The Pledgee may exercise the right to dispose of the pledge upon or at any time after giving such notice of breach of this Agreement under Clause 10.3 hereof.

11.3

The Pledgee shall have the right to sell or otherwise dispose of the Pledged Equity Interests under this Agreement in accordance with legal procedures. If the Pledgee decides to exercise its pledge, the Pledgor undertakes that it shall transfer all its shareholder rights to the Pledgee. In addition, the Pledgee shall have the priority right to be repaid with the proceeds from the sale, auction or disposal of all or part of the equity interests under this Agreement in accordance with legal procedures.

11.4	When the Pledgee disposes of its pledge in accordance with this Agreement, the Pledgor shall not place obstacles and shall give any necessary assistance to enable the Pledgee to realize its pledge.

12	Assignment

12.1

Except with the prior written consent of the Pledgee, the Pledgor shall have no right to grant or assign its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement shall be immediately assigned to any persons designated by the Pledgee for succession.

12.2	This Agreement shall be binding upon the Pledgor and its successors or heirs, and shall be valid for the Pledgee and each of its successors, heirs or permitted assignees.

12.3

The Pledgee may, at any time and to the extent permitted by law, assign all or any of its rights and obligations under the Master Agreement to its designated persons (natural/legal persons), in which case any assignees shall enjoy and assume any rights and obligations of the Pledgee under this Agreement as if they were a party to this Agreement. When the Pledgee assigns its rights and obligations under the Master Agreement, a written notice shall only be given by the Pledgee to the Pledgor, and the Pledgor shall sign any agreements and/or documents in relation to the assignment at the request of the Pledgee. In addition, when the Pledgee intends to assign its rights and obligations under this Agreement, it shall notify the Pledgor in writing and obtain the written consent of the Pledgor.

12.4

After the change of the Pledgee resulting from the above assignment, the parties to a new pledge shall enter into another equity interest pledge agreement, and such equity interest pledge agreement shall be substantially consistent with this Agreement.

13	Entry into Force and termination

13.1	This Agreement shall be established and enter into force from the date of signing hereof.

13.2

Where conditions permit, the Parties shall use their best efforts to handle and facilitate the registration of the pledge under this Agreement in the administrative department for industry and commerce in the place of registration of Fangdd, provided that the Parties acknowledge that whether the pledge under this Agreement is registered shall not affect the entry into force and validity of this Agreement.

13.3

When the service charges under the Service Agreement have been repaid and the Pledgor no longer assumes any of its obligations under the Service Agreement, the Pledgee shall cancel or rescind this Agreement.

13.4

The release of the pledge shall be recorded in the register of shareholders of Fangdd accordingly, and the registration of the pledge shall be canceled by the administrative department for industry and commerce in the place of registration of Fangdd in accordance with the law.

14	Handling Charges and Other Expenses

14.1

All costs and actual expenses in relation to this Agreement, including but not limited to any taxes, legal costs, costs of production and any other expenses, shall be borne by the Pledgor. If the law requires the Pledgee to pay the relevant taxes, the Pledgor shall make full compensation for the taxes paid by the Pledgee.

14.2

If the Pledgor fails to pay any taxes or expenses payable by it in accordance with this Agreement or otherwise causes the Pledgee to recover them in any way, the Pledgor shall bear all reasonable expenses incurred therefrom.

15	Force majeure

15.1

Force majeure means any events beyond the reasonable control of a party which can not be avoided by the affected party with reasonable care, including but not limited to acts of government, natural forces, fires, explosions, windstorms, floods, earthquakes, tides, lightnings or wars, provided that any lack of credit, capital or financing shall not be deemed to be an event beyond the reasonable control of a party. The party affected by any force majeure shall notify the Other Party of the exemption from liability as soon as possible.

15.2

When the performance of this Agreement is delayed or obstructed by any force majeure as defined above, the party affected by such force majeure shall not assume any liability under this Agreement to the extent that its performance is delayed or obstructed. The affected party shall take appropriate measures to reduce or eliminate the effects of such force majeure and shall endeavour to resume the performance of its obligations delayed or obstructed by such force majeure. Once such force majeure is eliminated, the Parties agree that they shall make their best efforts to resume the performance of their obligations under this Agreement.

16	Confidentiality Obligations

16.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	Such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	Such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

Any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

16.2

Upon termination of this Agreement, one Party shall, at the request of the Other Party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

16.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 16 shall not be affected by any suspension or termination of this Agreement.

17	Governing Law and Dispute Resolution

17.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

17.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

17.3

If an agreement on the resolution of any disputes is not reached within thirty (30) days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

18	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Pledgee: Shenzhen Fangdd Information Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Pledgor: Xi Zeng

Address: *************, Suzhou, Jiangsu Province

Postal Code:215125

E-mail: zengxi@fangdd.com

Fangdd: Shenzhen Fangdd Network Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

19	Miscellaneous Provisions

19.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

19.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

19.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

19.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

19.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies (“Such Party’s Rights”) enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

19.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

19.7

The Parties hereto agree and acknowledge that “the (prior) written consent of the Pledgee” referred to herein shall mean that the matters shall be approved by the Board of Directors of the Pledgee and be notified to Party B and Party C in accordance with the provisions of Clause 18 hereof.

19.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

19.9

This Agreement is executed in five (5) copies, one (1) of which shall be held by each party respectively, and the rest of which shall be submitted to the equity interest pledge registration authority to handle the equity interest pledge registration procedures, and each of which shall be equally authentic.

19.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Xi Zeng and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Information Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Information Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Xi Zeng, and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Xi Zeng

Signature
/s/Xi Zeng

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Xi Zeng and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Network Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Network Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Equity Interest Pledge Agreement

Among

Shenzhen Fangdd Information Technology Co., Ltd.,

(Pledgee)

Yi Duan

(Pledgor)

And

Shenzhen Fangdd Network Technology Co., Ltd.,

March 2014

1	Pledge and Scope of Guarantee	85

2	Pledged Equity Interests	85

3	Establishment of Pledge	86

4	Term of Pledge	87

5	Custody and Return of Pledge Certificate	87

6	Representations and Warranties of the Pledgor	87

7	Representations and Warranties of Fangdd	88

8	Undertakings of the Pledgor	89

9	Undertakings of Fangdd	90

10	Events of Default and Liability for Breach of Contract	91

11	Exercise of Pledge	92

12	Assignment	93

13	Entry into Force and Termination	93

14	Handling Charges and Other Expenses	94

15	Force Majeure	94

16	Confidentiality Obligations	94

17	Governing Law and Dispute Resolution	95

18	Notices	95

19	Miscellaneous Provisions	96

Equity Interest

Pledge Agreement

This Equity Interest Pledge Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

(1)

Shenzhen Fangdd Information Technology Co., Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative (“Pledgee”);

(2)	Yi Duan, having its domicile at *************, Suzhou, Jiangsu Province, and holding its ID card No. ******************* (“Pledgor”);

(3)

Shenzhen Fangdd Network Technology Co., Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

1.	The Pledgee is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Shenzhen Fangdd Network Technology Co., Ltd. (“Company” or “Fangdd”) is a limited liability company established in accordance with the laws of the PRC;

3.	The Pledgor is a Chinese citizen and holds 31.95% of the equity interests of Fangdd as a registered shareholder of Fangdd;

4.

The Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its equity interests in Fangdd to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request;

5.

The Pledgee and Fangdd signed the Technology Development and Application Service Agreement on March 21, 2014 and signed the Operation and Maintenance Service Agreement (collectively referred to as “Service Agreement”) on March 21, 2014, under which Fangdd shall pay service charges (“Service Charges”) to the Pledgee;

6.

The Pledgee, Fangdd and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014;

7.

In order to guarantee that the Pledgor and Fangdd perform their obligations under the Master Agreement, the Pledgor is willing to establish a pledge with all its equity interests in Fangdd as a performance guarantee of the Pledgor and Fangdd, and the Pledgor is willing to accept such pledge.

NOW, THEREFORE, after friendly consultation, the Parties hereto hereby agree as follows:

1	Pledge and Scope of Guarantee

1.1

The Pledgor agrees that it shall pledge 31.95% of the equity interests owned by it in Fangdd to the Pledgee in accordance with this Agreement as a guarantee for the Pledgor and Fangdd to perform all their obligations under the Master Agreement. Fangdd agrees that the Pledgor shall pledge the relevant equity interests to the Pledgee in accordance with this Agreement. The term “pledge” refers to the Pledgee’s priority right to be repaid with the proceeds from the sale, auction or disposal of the equity interests pledged by the Pledgor to the Pledgee.

1.2

The validity of the guarantee under this Agreement shall not be affected by any amendment or change of the Master Agreement, and the guarantee under this Agreement shall remain in force in respect of any obligations of the Pledgor and Fangdd under the amended Master Agreement. No invalidity, revocation or cancellation of the Master Agreement shall affect the validity of this Agreement. If any Master Agreement becomes invalid or is revoked or canceled for any reason, the Pledgee shall have the right to immediately realize its pledge in accordance with the provisions of Clause 11 hereof.

2	Pledged Equity Interests

2.1

The pledged equity interests under this Agreement shall be 31.95% of the equity interests held by the Pledgor in Fangdd (hereinafter referred to as “Pledged Equity Interests”) and all interests relating to the Pledged Equity Interests. As of the effective date of this Agreement, the details of the Pledged Equity Interests are as follows:

Company name: Shenzhen Fangdd Network Technology Co., Ltd.

Registered capital: RMB12,345,666

Pledged Equity Interests: 31.95% of the equity interests of Fangdd

Corresponding amount of contribution: RMB3,944,445

2.2

Within the term of this Agreement, the Pledgee shall not be liable for any reduction in the value of the Pledged Equity Interests unless due to the Pledgee’s willfulness or gross negligence that has a direct causal relationship with the result, and the Pledgor shall have no right to make any form of recourse or claim against the Pledgee.

2.3

Subject to the provisions of Clause 2.2 hereof above, if there is any possibility of a significant reduction in the value of the Pledged Equity Interests which is sufficient to endanger the rights of the Pledgee, the Pledgee may require at any time the Pledgor to auction or dispose of the Pledged Equity Interests and agree with the Pledgor that the proceeds from the auction or disposal thereof shall be used to pay off the secured debt in advance or be deposited with the notary public office in the place where the Pledgee is located (any expenses incurred therefrom shall be borne by the Pledgee).

2.4	The Pledgee shall have the right to dispose of the Pledged Equity Interests in such manner as set out in Clause 11 hereof when any event of default occurs on the part of Fangdd or the Pledgor.

2.5

With the prior consent of the Pledgee, the Pledgor may increase its capital contribution to Fangdd and transfer or accept any equity interests of the Company. Any equity interests formed from the increase by the Pledgor of its capital contribution to Fangdd shall also be the Pledged Equity Interests.

2.6	With the prior consent of the Pledgee, the Pledgor may receive dividends or dividends or bonuses in respect of the Pledged Equity Interests.

3	Establishment of Pledge

3.1

The Pledgor undertakes that it shall be responsible for recording any equity interest pledge arrangements (“Equity Interest Pledge”) under this Agreement in the register of shareholders of Fangdd on the date of signing of this Agreement.

3.2

The Parties further agree that the Equity Interest Pledge shall be recorded in the register of shareholders of Fangdd in the form as set out in Annex I hereto in accordance with the terms and conditions of this Agreement and that the register of shareholders containing the Equity Interest Pledge shall be delivered to the Pledgee for custody.

3.3

The Pledgor undertakes that the establishment of the pledge shall be registered with the administrative department for industry and commerce in the place of registration of Fangdd, and Fangdd undertakes that it shall use its best efforts to cooperate with the Pledgor in completing the business registration of the Equity Interest Pledge as set out in this clause.

4	Term of Pledge

4.1

The pledge under this Agreement shall take effect from the date of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, and shall be valid until the date of completion of the performance of all obligations under each Master Agreement (“Term of Pledge”).

4.2

If the Pledgor and Fangdd fail to perform or properly perform their obligations under the Master Agreement within the Term of Pledge, the Pledgee shall have the right to dispose of the pledge in accordance with the provisions of Clause 11 hereof.

5	Custody and Return of Pledge Certificate

5.1

Within three (3) working days from the date of the completion of recording the Equity Interest Pledge in the register of shareholders of Fangdd as set out in Clause 3 hereof above and the completion of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, the Pledgor shall deliver a certificate of registration of such Equity Interest Pledge to the Pledgee for custody; the Pledgee shall be obliged to keep any pledge documents received by it.

5.2

If the Equity Interest Pledge is released in accordance with the provisions of this Agreement, the Pledgee shall return the certificate of registration of the pledge to the Pledgor within three (3) working days after the release, and shall provide any necessary assistance in the process of handling the procedures for the cancellation of registration of the pledge by the Pledgor.

6	Representations and Warranties of the Pledgor

The Pledgor hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

6.1	The Pledgor shall be the legal holder of the Pledged Equity Interests subject to business registration;

6.2	The Pledgor has not created any other pledges or other rights on the equity interests other than those created for the benefit of the Pledgee;

6.3	The Equity Interest Pledge under this Agreement shall constitute the primary security interest in the Pledged Equity Interests;

6.4	A resolution on the approval of the Equity Interest Pledge under this Agreement has been adopted at a meeting of shareholders of Fangdd;

6.5	Upon the entry into force of this Agreement, it shall constitute a legal, valid and legally binding obligation of the Pledgor;

6.6

The pledge of the Pledged Equity Interests by the Pledgor in accordance with this Agreement shall not violate the laws, regulations and relevant regulations of other government departments nor breach any contracts and agreements between the Pledgor and any third parties (other than Fangdd) or any commitments issued to any third parties by the pledgor;

6.7	All documents and materials in relation to this Agreement which are provided by the Pledgor to the Pledgee shall be authentic, accurate and complete;

6.8

The signing and performance by the Pledgor of this Agreement shall not violate or conflict with all laws applicable to it, any agreements to which it is a party or which are binding upon its assets, any court judgments, any arbitral awards of arbitration bodies and any decisions of administrative organs.

7	Representations and Warranties of Fangdd

Fangdd hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

7.1

Fangdd is a limited liability company legally incorporated and validly existing under the laws of the PRC, being an independent legal person capacity and has the complete and independent legal status and legal capacity to sign, deliver and perform this Agreement and can act as a litigation subject independently.

7.2

All reports, documents and information provided by Fangdd to the Pledgee prior to the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects;

7.3

All reports, documents and information provided by Fangdd to the Pledgee after the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects at the time of the provision thereof;

7.4	Once duly signed by Fangdd, this Agreement shall constitute a legal, valid and legally binding obligation of Fangdd;

7.5

Fangdd shall have the full powers and authority within the Company to sign and deliver this Agreement and all other documents to be signed by it relating to the transactions referred to herein, and shall have the full powers and authority to complete the transactions referred to herein.

7.6

To Fangdd’s knowledge, there are no pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any court or arbitral tribunal, nor are there any pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any government agencies or administrative organs, in each case, which will have a material or adverse impact on the economic condition of Fangdd or on the ability of the Pledgor to perform its obligations and guarantee liability under this Agreement;

7.7	Fangdd agrees that it shall bear joint and several liability to the Pledgee in respect of the representations and warranties made by the Pledgor under Clauses 6.1, 6.2, 6.3, 6.4 and 6.6 hereof;

7.8

Fangdd hereby warrants to the Pledgee that the above representations and warranties shall be true and correct and shall be fully complied with in any case and at any time prior to the full performance of its obligations under this Agreement or the full discharge of the secured debt.

8	Undertakings of the Pledgor

8.1	The Pledgor, for the benefit of the Pledgee, hereby undertakes to the Pledgee that, during the duration of this Agreement, the Pledgor shall:

(1)	Complete the registration of the Equity Interest Pledge under this Agreement in the administrative department for industry and commerce in accordance with the provisions of this Agreement;

(2)

Not transfer its equity interests or create or permit the existence of any new pledges or other security interests on the Pledged Equity Interests that may affect the rights and interests of the Pledgee without the prior written consent of the Pledgee;

(3)

Comply with and implement all laws and regulations relating to the pledge of rights, and within five (5) days after receipt of any notices, orders or proposals issued or formulated by the relevant competent authority in respect of the pledge, produce to the Pledgee and comply with the above notices, orders or proposals or make objections and representations in respect of the above notices, orders or proposals at the reasonable request of the Pledgee or with the consent of the Pledgee;

(4)

Promptly notify the Pledgee of any events or notices received by it which may have an impact on the Pledgor’s rights to and in the equity interests or any part thereof, and promptly notify the Pledgee of any change by the Pledgor of any warranties and obligations as set out in this Agreement or any events or notices received by it which may have an impact on them.

8.2

The Pledgor undertakes that any exercise by the Pledgee of its rights in accordance with the terms of this Agreement shall not be interrupted or hampered by the Pledgor or any of its successors or entrusted persons or any other persons through legal proceedings.

8.3

The Pledgor undertakes to the Pledgee that, in order to protect or perfect the guarantee for the obligations of the Pledgor and Fangdd under the Master Agreement as set out herein, the Pledgor shall sign in good faith and cause other parties who are interested in the pledge to sign all title certificates and deeds required by the Pledgee and/or perform and cause other parties who are interested in the pledge to perform all acts required by the Pledgee and facilitate the exercise of any rights and authority conferred on the Pledgee under this Agreement.

8.4

The Pledgor undertakes to the Pledgee that it shall sign all change documents (if applicable and necessary) relating to the equity interest certificate with the Pledgee or its designated persons (natural/legal persons) and that it shall provide the Pledgee with all such notices, orders and decisions on the pledge as the Pledgee considers necessary within a reasonable period of time.

8.5

The Pledgor undertakes to the Pledgee that, for the benefit of the Pledgee, it shall comply with and perform all its warranties, undertakings, agreements, representations and conditions. If the Pledgor fails to comply with, perform or fully perform its warranties, undertakings, agreements, representations and conditions, the Pledgor shall compensate the Pledgee for all reasonable losses suffered therefrom.

8.6

The Pledgor shall not do or permit any acts or actions which may adversely affect the interests or Pledged Equity Interests of the Pledgee under any transaction agreement and this Agreement. The Pledgor shall waive its pre-emptive right at the time of realization of the pledge by the Pledgee.

9	Undertakings of Fangdd

Fangdd, for the benefit of the Pledgee, hereby undertakes to the Pledgee as follows:

9.1

If it is necessary to obtain any consents, permissions, waivers or authorizations from any third parties or any approvals, permissions or exemptions from or any registrations or filings with any government agencies in respect of the signing and performance of this Agreement and the Equity Interest Pledge under this Agreement, Fangdd shall use its best efforts to assist in obtaining and maintaining them in full force within the term of this Agreement;

9.2	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to create any new pledges or any other security interests on the Pledged Equity Interests;

9.3	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to transfer the Pledged Equity Interests;

9.4

In the event of any legal action, arbitration or other claims which may adversely affect the Company, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests;

9.5

Fangdd shall, during the first month of each calendar quarter, provide the Pledgee with its financial statements for the previous calendar quarter, including (but not limited to) its balance sheet, income statement and cash flow statement;

9.6

Fangdd warrants that it shall, at the reasonable request of the Pledgee, take all necessary measures and sign all necessary documents (including but not limited to any supplementary agreements to this Agreement) to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests and the exercise and realization of such rights;

9.7	In the event of any transfer of the Pledged Equity Interests arising from the exercise of the pledge under this Agreement, Fangdd warrants that it shall take all measures to realize such transfer.

9.8

In the event of any legal action, arbitration or other claims which may adversely affect Fangdd, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests.

10	Events of Default and Liability for Breach of Contract

10.1 Any of the following events shall be deemed to be an event of default:

(1)	The Pledgor or Fangdd fails to perform its obligations under the Master Agreement;

(2)	Any representations, warranties or undertakings made by the Pledgor in Clauses 5 and 6 hereof are materially misleading or erroneous, or the Pledgor breaches any other provisions of this Agreement;

(3)	The Pledgor abandons the Pledged Equity Interests or transfers the Pledged Equity Interests without the written consent of the Pledgee;

(4)

Any borrowings, guarantees, indemnities, commitments or other liabilities of the Pledgor itself (i) are required to be repaid or performed in advance for its breach of this Agreement; or (ii) have matured but not repaid or performed on schedule, which renders the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(5)	Fangdd is unable to repay general debts or other debts due.

(6)	This Agreement becomes illegal or the Pledgor is unable to continue to perform its obligations under this Agreement for any reason other than force majeure;

(7)	Any adverse changes in the property owned by the Pledgor render the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(8)	Any heir or custodian of Fangdd only performs in part or refuses to perform its obligation for payment under the Master Agreement;

(9)	Any acts or omissions of the Pledgor in breach of any other provisions of this Agreement cause any breach of this Agreement;

(10)	Any applicable law determines that this Agreement is illegal or causes the Pledgor to be unable to continue to perform its obligations under this Agreement;

(11)	Any approval, license or authorization from any government department which causes this Agreement to be enforceable, legal and valid is revoked, terminated, invalidated or substantially modified.

10.2

The Pledgor shall immediately notify the Pledgee in writing if it knows or finds that any of the events referred to in this Clause 10.1 or any event which may cause any of the above events has occurred.

10.3

Unless any of the events of default set out in Clause 10.1 hereof has been satisfactorily resolved to the satisfaction of the Pledgee, the Pledgee may give a written notice of breach of this Agreement to the Pledgor upon or at any time after the breach of this Agreement by the Pledgor, requiring the Pledgor to immediately pay the arrears and other amounts payable under the Master Agreement or to dispose of the pledge in accordance with Clause 11 hereof.

10.4	Notwithstanding any other provisions of this Agreement, the validity of this Clause 10 shall not be affected by any termination of this Agreement.

11	Exercise of Pledge

11.1	Without the written consent of the Pledgee, the Pledgor shall not transfer the Pledged Equity Interests until the full performance of its obligations under the Master Agreement.

11.2

In case of any of the events of default as referred to in Clause 10 hereof, the Pledgee shall give a notice of breach of this Agreement to the Pledgor when exercising the pledge. The Pledgee may exercise the right to dispose of the pledge upon or at any time after giving such notice of breach of this Agreement under Clause 10.3 hereof.

11.3

The Pledgee shall have the right to sell or otherwise dispose of the Pledged Equity Interests under this Agreement in accordance with legal procedures. If the Pledgee decides to exercise its pledge, the Pledgor undertakes that it shall transfer all its shareholder rights to the Pledgee. In addition, the Pledgee shall have the priority right to be repaid with the proceeds from the sale, auction or disposal of all or part of the equity interests under this Agreement in accordance with legal procedures.

11.4	When the Pledgee disposes of its pledge in accordance with this Agreement, the Pledgor shall not place obstacles and shall give any necessary assistance to enable the Pledgee to realize its pledge.

12	Assignment

12.1

Except with the prior written consent of the Pledgee, the Pledgor shall have no right to grant or assign its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement shall be immediately assigned to any persons designated by the Pledgee for succession.

12.2	This Agreement shall be binding upon the Pledgor and its successors or heirs, and shall be valid for the Pledgee and each of its successors, heirs or permitted assignees.

12.3

The Pledgee may, at any time and to the extent permitted by law, assign all or any of its rights and obligations under the Master Agreement to its designated persons (natural/legal persons), in which case any assignees shall enjoy and assume any rights and obligations of the Pledgee under this Agreement as if they were a party to this Agreement. When the Pledgee assigns its rights and obligations under the Master Agreement, a written notice shall only be given by the Pledgee to the Pledgor, and the Pledgor shall sign any agreements and/or documents in relation to the assignment at the request of the Pledgee. In addition, when the Pledgee intends to assign its rights and obligations under this Agreement, it shall notify the Pledgor in writing and obtain the written consent of the Pledgor.

12.4

After the change of the Pledgee resulting from the above assignment, the parties to a new pledge shall enter into another equity interest pledge agreement, and such equity interest pledge agreement shall be substantially consistent with this Agreement.

13	Entry into Force and termination

13.1	This Agreement shall be established and enter into force from the date of signing hereof.

13.2

Where conditions permit, the Parties shall use their best efforts to handle and facilitate the registration of the pledge under this Agreement in the administrative department for industry and commerce in the place of registration of Fangdd, provided that the Parties acknowledge that whether the pledge under this Agreement is registered shall not affect the entry into force and validity of this Agreement.

13.3

When the service charges under the Service Agreement have been repaid and the Pledgor no longer assumes any of its obligations under the Service Agreement, the Pledgee shall cancel or rescind this Agreement.

13.4

The release of the pledge shall be recorded in the register of shareholders of Fangdd accordingly, and the registration of the pledge shall be canceled by the administrative department for industry and commerce in the place of registration of Fangdd in accordance with the law.

14	Handling Charges and Other Expenses

14.1

All costs and actual expenses in relation to this Agreement, including but not limited to any taxes, legal costs, costs of production and any other expenses, shall be borne by the Pledgor. If the law requires the Pledgee to pay the relevant taxes, the Pledgor shall make full compensation for the taxes paid by the Pledgee.

14.2

If the Pledgor fails to pay any taxes or expenses payable by it in accordance with this Agreement or otherwise causes the Pledgee to recover them in any way, the Pledgor shall bear all reasonable expenses incurred therefrom.

15	Force majeure

15.1

Force majeure means any events beyond the reasonable control of a party which can not be avoided by the affected party with reasonable care, including but not limited to acts of government, natural forces, fires, explosions, windstorms, floods, earthquakes, tides, lightnings or wars, provided that any lack of credit, capital or financing shall not be deemed to be an event beyond the reasonable control of a party. The party affected by any force majeure shall notify the Other Party of the exemption from liability as soon as possible.

15.2

When the performance of this Agreement is delayed or obstructed by any force majeure as defined above, the party affected by such force majeure shall not assume any liability under this Agreement to the extent that its performance is delayed or obstructed. The affected party shall take appropriate measures to reduce or eliminate the effects of such force majeure and shall endeavour to resume the performance of its obligations delayed or obstructed by such force majeure. Once such force majeure is eliminated, the Parties agree that they shall make their best efforts to resume the performance of their obligations under this Agreement.

16	Confidentiality Obligations

16.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	Such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	Such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

Any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

16.2

Upon termination of this Agreement, one Party shall, at the request of the Other Party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

16.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 16 shall not be affected by any suspension or termination of this Agreement.

17	Governing Law and Dispute Resolution

17.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

17.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

17.3

If an agreement on the resolution of any disputes is not reached within thirty (30) days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

18	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Pledgee: Shenzhen Fangdd Information Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Pledgor: Yi Duan

Address: *************, Suzhou, Jiangsu Province

Postal Code:215125

E-mail: duanyi@fangdd.com

Fangdd: Shenzhen Fangdd Network Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

19	Miscellaneous Provisions

19.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

19.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

19.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

19.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

19.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies (“Such Party’s Rights”) enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

19.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

19.7

The Parties hereto agree and acknowledge that “the (prior) written consent of the Pledgee” referred to herein shall mean that the matters shall be approved by the Board of Directors of the Pledgee and be notified to Party B and Party C in accordance with the provisions of Clause 18 hereof.

19.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

19.9

This Agreement is executed in five (5) copies, one (1) of which shall be held by each party respectively, and the rest of which shall be submitted to the equity interest pledge registration authority to handle the equity interest pledge registration procedures, and each of which shall be equally authentic.

19.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

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(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Yi Duan and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Information Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Information Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Yi Duan, and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Yi Duan

Signature
/s/Yi Duan

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Yi Duan and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Network Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Network Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Appendix I

Register of Members of Shenzhen Fangdd Network Technology Co., Ltd.

Date: March 21, 2014

Name of Shareholder	Amount of Contribution and Shareholding Percentage	Shareholder Information	Notes
Yi Duan	RMB3,944,445 31.95%	Identity Card Number: ******* Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Yi Duan and Shenzhen Fangdd Information Technology Co., Ltd., Yi Duan agrees to pledge all of his equity interest, representing 31.95% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiancheng Li	RMB2,438,271 19.75%	Identity Card Number: ************ Domicile: ***, Shenzhen, Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiancheng Li and Shenzhen Fangdd Information Technology Co., Ltd., Jiancheng LI agrees to pledge all of his equity interest, representing 19.75% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Xi Zeng	RMB1,972,222 15.78%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Xi Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Xi Zeng agrees to pledge all of his equity interest, representing 15.98% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiaorong Pan	RMB328,704 2.66%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiaorong Pan and Shenzhen Fangdd Information Technology Co., Ltd., Jiaorong Pan agrees to pledge all of his equity interest, representing 2.66% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Li Zhou	RMB1,095,679 8.87%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Li Zhou and Shenzhen Fangdd Information Technology Co., Ltd., Li Zhou agrees to pledge all of his equity interest, representing 8.87% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Feng Zhu	RMB109,568 0.89%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Feng Zhu and Shenzhen Fangdd Information Technology Co., Ltd., Feng Zhu agrees to pledge all of his equity interest, representing 0.89% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Ying Lu	RMB111,111 0.90%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province

Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Ying Lu and Shenzhen Fangdd Information

Technology Co., Ltd., Ying Lu agrees to pledge all of his equity interest, representing 0.90% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Liqing Zeng	RMB1, 111,100 9.0%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Liqing Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Liqing Zeng agrees to pledge all of his equity interest, representing 9.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wenjiang Chen	RMB987,653 8.0%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wenjiang Chen and Shenzhen Fangdd Information Technology Co., Ltd., Wenjiang Chen agrees to pledge all of his equity interest, representing 8% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wentao Bai	RMB246,913 2.00%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wentao Bai and Shenzhen Fangdd Information Technology Co., Ltd., Wentao Bai agrees to pledge all of his equity interest, representing 2.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Equity Interest

Pledge Agreement

This Equity Interest Pledge Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

(1)

Shenzhen Fangdd Information Technology Co., Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative (“Pledgee”);

(2)	Jiancheng Li, having its domicile at *************, Shenzhen, Guangdong Province, and holding its ID card No. ******************* (“Pledgor”);

(3)

Shenzhen Fangdd Network Technology Co., Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

1.	The Pledgee is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Shenzhen Fangdd Network Technology Co., Ltd. (“Company” or “Fangdd”) is a limited liability company established in accordance with the laws of the PRC;

3.	The Pledgor is a Chinese citizen and holds 19.75% of the equity interests of Fangdd as a registered shareholder of Fangdd;

4.

The Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its equity interests in Fangdd to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request;

5.

The Pledgee and Fangdd signed the Technology Development and Application Service Agreement on March 21, 2014 and signed the Operation and Maintenance Service Agreement (collectively referred to as “Service Agreement”) on March 21, 2014, under which Fangdd shall pay service charges (“Service Charges”) to the Pledgee;

6.

The Pledgee, Fangdd and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014;

7.

In order to guarantee that the Pledgor and Fangdd perform their obligations under the Master Agreement, the Pledgor is willing to establish a pledge with all its equity interests in Fangdd as a performance guarantee of the Pledgor and Fangdd, and the Pledgor is willing to accept such pledge.

NOW, THEREFORE, after friendly consultation, the Parties hereto hereby agree as follows:

1	Pledge and Scope of Guarantee

1.1

The Pledgee agrees that it shall pledge 19.75% of the equity interests owned by it in Fangdd to the Pledgee in accordance with this Agreement as a guarantee for the Pledgor and Fangdd to perform all their obligations under the Master Agreement. Fangdd agrees that the Pledgor shall pledge the relevant equity interests to the Pledgee in accordance with this Agreement. The term “pledge” refers to the Pledgee’s priority right to be repaid with the proceeds from the sale, auction or disposal of the equity interests pledged by the Pledgor to the Pledgee.

1.2

The validity of the guarantee under this Agreement shall not be affected by any amendment or change of the Master Agreement, and the guarantee under this Agreement shall remain in force in respect of any obligations of the Pledgor and Fangdd under the amended Master Agreement. No invalidity, revocation or cancellation of the Master Agreement shall affect the validity of this Agreement. If any Master Agreement becomes invalid or is revoked or canceled for any reason, the Pledgee shall have the right to immediately realize its pledge in accordance with the provisions of Clause 11 hereof.

2	Pledged Equity Interests

2.1

The pledged equity interests under this Agreement shall be 19.75% of the equity interests held by the Pledgor in Fangdd (hereinafter referred to as “Pledged Equity Interests”) and all interests relating to the Pledged Equity Interests. As of the effective date of this Agreement, the details of the Pledged Equity Interests are as follows:

Company name: Shenzhen Fangdd Network Technology Co., Ltd.

Registered capital: RMB12,345,666

Pledged Equity Interests: 19.75% of the equity interests of Fangdd

Corresponding amount of contribution: RMB2,438,271

2.2

Within the term of this Agreement, the Pledgee shall not be liable for any reduction in the value of the Pledged Equity Interests unless due to the Pledgee’s willfulness or gross negligence that has a direct causal relationship with the result, and the Pledgor shall have no right to make any form of recourse or claim against the Pledgee.

2.3

Subject to the provisions of Clause 2.2 hereof above, if there is any possibility of a significant reduction in the value of the Pledged Equity Interests which is sufficient to endanger the rights of the Pledgee, the Pledgee may require at any time the Pledgor to auction or dispose of the Pledged Equity Interests and agree with the Pledgor that the proceeds from the auction or disposal thereof shall be used to pay off the secured debt in advance or be deposited with the notary public office in the place where the Pledgee is located (any expenses incurred therefrom shall be borne by the Pledgee).

2.4	The Pledgee shall have the right to dispose of the Pledged Equity Interests in such manner as set out in Clause 11 hereof when any event of default occurs on the part of Fangdd or the Pledgor.

2.5

With the prior consent of the Pledgee, the Pledgor may increase its capital contribution to Fangdd and transfer or accept any equity interests of the Company. Any equity interests formed from the increase by the Pledgor of its capital contribution to Fangdd shall also be the Pledged Equity Interests.

2.6	With the prior consent of the Pledgee, the Pledgor may receive dividends or dividends or bonuses in respect of the Pledged Equity Interests.

3	Establishment of Pledge

3.1

The Pledgor undertakes that it shall be responsible for recording any equity interest pledge arrangements (“Equity Interest Pledge”) under this Agreement in the register of shareholders of Fangdd on the date of signing of this Agreement.

3.2

The Parties further agree that the Equity Interest Pledge shall be recorded in the register of shareholders of Fangdd in the form as set out in Annex I hereto in accordance with the terms and conditions of this Agreement and that the register of shareholders containing the Equity Interest Pledge shall be delivered to the Pledgee for custody.

3.3

The Pledgor undertakes that the establishment of the pledge shall be registered with the administrative department for industry and commerce in the place of registration of Fangdd, and Fangdd undertakes that it shall use its best efforts to cooperate with the Pledgor in completing the business registration of the Equity Interest Pledge as set out in this clause.

4	Term of Pledge

4.1

The pledge under this Agreement shall take effect from the date of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, and shall be valid until the date of completion of the performance of all obligations under each Master Agreement (“Term of Pledge”).

4.2

If the Pledgor and Fangdd fail to perform or properly perform their obligations under the Master Agreement within the Term of Pledge, the Pledgee shall have the right to dispose of the pledge in accordance with the provisions of Clause 11 hereof.

5	Custody and Return of Pledge Certificate

5.1

Within three (3) working days from the date of the completion of recording the Equity Interest Pledge in the register of shareholders of Fangdd as set out in Clause 3 hereof above and the completion of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, the Pledgor shall deliver a certificate of registration of such Equity Interest Pledge to the Pledgee for custody; the Pledgee shall be obliged to keep any pledge documents received by it.

5.2

If the Equity Interest Pledge is released in accordance with the provisions of this Agreement, the Pledgee shall return the certificate of registration of the pledge to the Pledgor within three (3) working days after the release, and shall provide any necessary assistance in the process of handling the procedures for the cancellation of registration of the pledge by the Pledgor.

6	Representations and Warranties of the Pledgor

The Pledgor hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

6.1	The Pledgor shall be the legal holder of the Pledged Equity Interests subject to business registration;

6.2	The Pledgor has not created any other pledges or other rights on the equity interests other than those created for the benefit of the Pledgee;

6.3	The Equity Interest Pledge under this Agreement shall constitute the primary security interest in the Pledged Equity Interests;

6.4	A resolution on the approval of the Equity Interest Pledge under this Agreement has been adopted at a meeting of shareholders of Fangdd;

6.5	Upon the entry into force of this Agreement, it shall constitute a legal, valid and legally binding obligation of the Pledgor;

6.6

The pledge of the Pledged Equity Interests by the Pledgor in accordance with this Agreement shall not violate the national laws, regulations and relevant regulations of other government departments nor breach any contracts and agreements between the Pledgor and any third parties (other than Fangdd) or any commitments issued to any third parties;

6.7	All documents and materials in relation to this Agreement which are provided by the Pledgor to the Pledgee shall be authentic, accurate and complete;

6.8

The signing and performance by the Pledgor of this Agreement shall not violate or conflict with all laws applicable to it, any agreements to which it is a party or which are binding upon its assets, any court judgments, any arbitral awards of arbitration bodies and any decisions of administrative organs.

7	Representations and Warranties of Fangdd

Fangdd hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

7.1

Fangdd is a limited liability company legally incorporated and validly existing under the laws of the PRC, being an independent legal person and has the complete and independent legal status and legal capacity to sign, deliver and perform this Agreement and can act as a litigation subject independently.

7.2

All reports, documents and information provided by Fangdd to the Pledgee prior to the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects;

7.3

All reports, documents and information provided by Fangdd to the Pledgee after the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects at the time of the provision thereof;

7.4	Once duly signed by Fangdd, this Agreement shall constitute a legal, valid and legally binding obligation of Fangdd;

7.5

Fangdd shall have the full powers and authority within the Company to sign and deliver this Agreement and all other documents to be signed by it relating to the transactions referred to herein, and shall have the full powers and authority to complete the transactions referred to herein.

7.6

To Fangdd’s knowledge, there are no pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any court or arbitral tribunal, nor are there any pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any government agencies or administrative organs, in each case, which will have a material or adverse impact on the economic condition of Fangdd or on the ability of the Pledgor to perform its obligations and guarantee liability under this Agreement;

7.7	Fangdd agrees that it shall bear joint and several liability to the Pledgee in respect of the representations and warranties made by the Pledgor under Clauses 6.1, 6.2, 6.3, 6.4 and 6.6 hereof;

7.8

Fangdd hereby warrants to the Pledgee that the above representations and warranties shall be true and correct and shall be fully complied with in any case and at any time prior to the full performance of its obligations under this Agreement or the full discharge of the secured debt.

8	Undertakings of the Pledgor

8.1	The Pledgor, for the benefit of the Pledgee, hereby undertakes to the Pledgee that, during the duration of this Agreement, the Pledgor shall:

(1)	Complete the registration of the Equity Interest Pledge under this Agreement in the administrative department for industry and commerce in accordance with the provisions of this Agreement;

(2)

Not transfer its equity interests or create or permit the existence of any new pledges or other security interests on the Pledged Equity Interests that may affect the rights and interests of the Pledgee without the prior written consent of the Pledgee;

(3)

Comply with and implement all laws and regulations relating to the pledge of rights, and within five (5) days after receipt of any notices, orders or proposals issued or formulated by the relevant competent authority in respect of the pledge, produce to the Pledgee and comply with the above notices, orders or proposals or make objections and representations in respect of the above notices, orders or proposals at the reasonable request of the Pledgee or with the consent of the Pledgee;

(4)

Promptly notify the Pledgee of any events or notices received by it which may have an impact on the Pledgor’s rights to and in the equity interests or any part thereof, and promptly notify the Pledgee of any change by the Pledgor of any warranties and obligations as set out in this Agreement or any events or notices received by it which may have an impact on them.

8.2

The Pledgor undertakes that any exercise by the Pledgee of its rights in accordance with the terms of this Agreement shall not be interrupted or hampered by the Pledgor or any of its successors or entrusted persons or any other persons through legal proceedings.

8.3

The Pledgor undertakes to the Pledgee that, in order to protect or perfect the guarantee for the obligations of the Pledgor and Fangdd under the Master Agreement as set out herein, the Pledgor shall sign in good faith and cause other parties who are interested in the pledge to sign all title certificates and deeds required by the Pledgee and/or perform and cause other parties who are interested in the pledge to perform all acts required by the Pledgee and facilitate the exercise of any rights and authority conferred on the Pledgee under this Agreement.

8.4

The Pledgor undertakes to the Pledgee that it shall sign all change documents (if applicable and necessary) relating to the equity interest certificate with the Pledgee or its designated persons (natural/legal persons) and that it shall provide the Pledgee with all such notices, orders and decisions on the pledge as the Pledgee considers necessary within a reasonable period of time.

8.5

The Pledgor undertakes to the Pledgee that, for the benefit of the Pledgee, it shall comply with and perform all its warranties, undertakings, agreements, representations and conditions. If the Pledgor fails to comply with, perform or fully perform its warranties, undertakings, agreements, representations and conditions, the Pledgor shall compensate the Pledgee for all reasonable losses suffered therefrom.

8.6

The Pledgor shall not do or permit any acts or actions which may adversely affect the interests or Pledged Equity Interests of the Pledgee under any transaction agreement and this Agreement. The Pledgor shall waive its pre-emptive right at the time of realization of the pledge by the Pledgee.

9	Undertakings of Fangdd

Fangdd, for the benefit of the Pledgee, hereby undertakes to the Pledgee as follows:

9.1

If it is necessary to obtain any consents, permissions, waivers or authorizations from any third parties or any approvals, permissions or exemptions from or any registrations or filings with any government agencies in respect of the signing and performance of this Agreement and the Equity Interest Pledge under this Agreement, Fangdd shall use its best efforts to assist in obtaining and maintaining them in full force within the term of this Agreement;

9.2	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to create any new pledges or any other security interests on the Pledged Equity Interests;

9.3	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to transfer the Pledged Equity Interests;

9.4

In the event of any legal action, arbitration or other claims which may adversely affect the Company, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests;

9.5

Fangdd shall, during the first month of each calendar quarter, provide the Pledgee with its financial statements for the previous calendar quarter, including (but not limited to) its balance sheet, income statement and cash flow statement;

9.6

Fangdd warrants that it shall, at the reasonable request of the Pledgee, take all necessary measures and sign all necessary documents (including but not limited to any supplementary agreements to this Agreement) to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests and the exercise and realization of such rights;

9.7	In the event of any transfer of the Pledged Equity Interests arising from the exercise of the pledge under this Agreement, Fangdd warrants that it shall take all measures to realize such transfer.

9.8

In the event of any legal action, arbitration or other claims which may adversely affect Fangdd, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests.

10	Events of Default and Liability for Breach of Contract

10.1	Any of the following events shall be deemed to be an event of default:

(1)	The Pledgor or Fangdd fails to perform its obligations under the Master Agreement;

(2)	Any representations, warranties or undertakings made by the Pledgor in Clauses 5 and 6 hereof are materially misleading or erroneous, or the Pledgor breaches any other provisions of this Agreement;

(3)	The Pledgor abandons the Pledged Equity Interests or transfers the Pledged Equity Interests without the written consent of the Pledgee;

(4)

Any borrowings, guarantees, indemnities, commitments or other liabilities of the Pledgor itself (i) are required to be repaid or performed in advance for its breach of this Agreement; or (ii) have matured but not repaid or performed on schedule, which renders the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(5)	Fangdd is unable to repay general debts or other debts due.

(6)	This Agreement becomes illegal or the Pledgor is unable to continue to perform its obligations under this Agreement for any reason other than force majeure;

(7)	Any adverse changes in the property owned by the Pledgor render the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(8)	Any heir or custodian of Fangdd only performs in part or refuses to perform its obligation for payment under the Master Agreement;

(9)	Any acts or omissions of the Pledgor in breach of any other provisions of this Agreement cause any breach of this Agreement;

(10)	Any applicable law determines that this Agreement is illegal or causes the Pledgor to be unable to continue to perform its obligations under this Agreement;

(11)	Any approval, license or authorization from any government department which causes this Agreement to be enforceable, legal and valid is revoked, terminated, invalidated or substantially modified.

10.2

The Pledgor shall immediately notify the Pledgee in writing if it knows or finds that any of the events referred to in this Clause 10.1 or any event which may cause any of the above events has occurred.

10.3

Unless any of the events of default set out in Clause 10.1 hereof has been satisfactorily resolved to the satisfaction of the Pledgee, the Pledgee may give a written notice of breach of this Agreement to the Pledgor upon or at any time after the breach of this Agreement by the Pledgor, requiring the Pledgor to immediately pay the arrears and other amounts payable under the Master Agreement or to dispose of the pledge in accordance with Clause 11 hereof.

10.4	Notwithstanding any other provisions of this Agreement, the validity of this Clause 10 shall not be affected by any termination of this Agreement.

11	Exercise of Pledge

11.1	Without the written consent of the Pledgee, the Pledgor shall not transfer the Pledged Equity Interests until the full performance of its obligations under the Master Agreement.

11.2

In case of any of the events of default as referred to in Clause 10 hereof, the Pledgee shall give a notice of breach of this Agreement to the Pledgor when exercising the pledge. The Pledgee may exercise the right to dispose of the pledge upon or at any time after giving such notice of breach of this Agreement under Clause 10.3 hereof.

11.3

The Pledgee shall have the right to sell or otherwise dispose of the Pledged Equity Interests under this Agreement in accordance with legal procedures. If the Pledgee decides to exercise its pledge, the Pledgor undertakes that it shall transfer all its shareholder rights to the Pledgee. In addition, the Pledgee shall have the priority right to be repaid with the proceeds from the sale, auction or disposal of all or part of the equity interests under this Agreement in accordance with legal procedures.

11.4	When the Pledgee disposes of its pledge in accordance with this Agreement, the Pledgor shall not place obstacles and shall give any necessary assistance to enable the Pledgee to realize its pledge.

12	Assignment

12.1

Except with the prior written consent of the Pledgee, the Pledgor shall have no right to grant or assign its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement shall be immediately assigned to any persons designated by the Pledgee for succession.

12.2	This Agreement shall be binding upon the Pledgor and its successors or heirs, and shall be valid for the Pledgee and each of its successors, heirs or permitted assignees.

12.3

The Pledgee may, at any time and to the extent permitted by law, assign all or any of its rights and obligations under the Master Agreement to its designated persons (natural/legal persons), in which case any assignees shall enjoy and assume any rights and obligations of the Pledgee under this Agreement as if they were a party to this Agreement. When the Pledgee assigns its rights and obligations under the Master Agreement, a written notice shall only be given by the Pledgee to the Pledgor, and the Pledgor shall sign any agreements and/or documents in relation to the assignment at the request of the Pledgee. In addition, when the Pledgee intends to assign its rights and obligations under this Agreement, it shall notify the Pledgor in writing and obtain the written consent of the Pledgor.

12.4

After the change of the Pledgee resulting from the above assignment, the parties to a new pledge shall enter into another equity interest pledge agreement, and such equity interest pledge agreement shall be substantially consistent with this Agreement.

13	Entry into Force and termination

13.1	This Agreement shall be established and enter into force from the date of signing hereof.

13.2

Where conditions permit, the Parties shall use their best efforts to handle and facilitate the registration of the pledge under this Agreement in the administrative department for industry and commerce in the place of registration of Fangdd, provided that the Parties acknowledge that whether the pledge under this Agreement is registered shall not affect the entry into force and validity of this Agreement.

13.3

When the service charges under the Service Agreement have been repaid and the Pledgor no longer assumes any of its obligations under the Service Agreement, the Pledgee shall cancel or rescind this Agreement.

13.4

The release of the pledge shall be recorded in the register of shareholders of Fangdd accordingly, and the registration of the pledge shall be canceled by the administrative department for industry and commerce in the place of registration of Fangdd in accordance with the law.

14	Handling Charges and Other Expenses

14.1

All costs and actual expenses in relation to this Agreement, including but not limited to any taxes, legal costs, costs of production and any other expenses, shall be borne by the Pledgor. If the law requires the Pledgee to pay the relevant taxes, the Pledgor shall make full compensation for the taxes paid by the Pledgee.

14.2

If the Pledgor fails to pay any taxes or expenses payable by it in accordance with this Agreement or otherwise causes the Pledgee to recover them in any way, the Pledgor shall bear all reasonable expenses incurred therefrom.

15	Force majeure

15.1

Force majeure means any events beyond the reasonable control of a party which can not be avoided by the affected party with reasonable care, including but not limited to acts of government, natural forces, fires, explosions, windstorms, floods, earthquakes, tides, lightnings or wars, provided that any lack of credit, capital or financing shall not be deemed to be an event beyond the reasonable control of a party. The party affected by any force majeure shall notify the Other Party of the exemption from liability as soon as possible.

15.2

When the performance of this Agreement is delayed or obstructed by any force majeure as defined above, the party affected by such force majeure shall not assume any liability under this Agreement to the extent that its performance is delayed or obstructed. The affected party shall take appropriate measures to reduce or eliminate the effects of such force majeure and shall endeavour to resume the performance of its obligations delayed or obstructed by such force majeure. Once such force majeure is eliminated, the Parties agree that they shall make their best efforts to resume the performance of their obligations under this Agreement.

16	Confidentiality Obligations

16.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	Such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	Such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

Any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

16.2

Upon termination of this Agreement, one Party shall, at the request of the Other Party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

16.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 16 shall not be affected by any suspension or termination of this Agreement.

17	Governing Law and Dispute Resolution

17.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

17.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

17.3

If an agreement on the resolution of any disputes is not reached within thirty (30) days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

18	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Pledgee: Shenzhen Fangdd Information Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Pledgor: Jiancheng Li

Address: *************, Shenzhen, Guangdong Province

Postal Code:215125

E-mail: ljc@fangdd.com

Fangdd: Shenzhen Fangdd Network Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

19	Miscellaneous Provisions

19.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

19.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

19.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

19.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

19.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies (“Such Party’s Rights”) enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

19.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

19.7

The Parties hereto agree and acknowledge that “the (prior) written consent of the Pledgee” referred to herein shall mean that the matters shall be approved by the Board of Directors of the Pledgee and be notified to Party B and Party C in accordance with the provisions of Clause 18 hereof.

19.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

19.9

This Agreement is executed in five (5) copies, one (1) of which shall be held by each party respectively, and the rest of which shall be submitted to the equity interest pledge registration authority to handle the equity interest pledge registration procedures, and each of which shall be equally authentic.

19.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Jiancheng Li and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Information Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Information Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Jiancheng Li and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Jiancheng Li

Signature
/s/Jiancheng Li

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Jiancheng Li and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Network Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Network Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Appendix I

Register of Members of Shenzhen Fangdd Network Technology Co., Ltd.

Date: March 21, 2014

Name of Shareholder	Amount of Contribution and Shareholding Percentage	Shareholder Information	Notes
Yi Duan	RMB3,944,445 31.95%	Identity Card Number: ******* Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Yi Duan and Shenzhen Fangdd Information Technology Co., Ltd., Yi Duan agrees to pledge all of his equity interest, representing 31.95% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiancheng Li	RMB2,438,271 19.75%	Identity Card Number: ************ Domicile: ***, Shenzhen, Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiancheng Li and Shenzhen Fangdd Information Technology Co., Ltd., Jiancheng LI agrees to pledge all of his equity interest, representing 19.75% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Xi Zeng	RMB1,972,222 15.78%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Xi Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Xi Zeng agrees to pledge all of his equity interest, representing 15.98% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiaorong Pan	RMB328,704 2.66%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiaorong Pan and Shenzhen Fangdd Information Technology Co., Ltd., Jiaorong Pan agrees to pledge all of his equity interest, representing 2.66% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Li Zhou	RMB1,095,679 8.87%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Li Zhou and Shenzhen Fangdd Information Technology Co., Ltd., Li Zhou agrees to pledge all of his equity interest, representing 8.87% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Feng Zhu	RMB109,568 0.89%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Feng Zhu and Shenzhen Fangdd Information Technology Co., Ltd., Feng Zhu agrees to pledge all of his equity interest, representing 0.89% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Ying Lu	RMB111,111 0.90%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Ying Lu and Shenzhen Fangdd Information Technology Co., Ltd., Ying Lu agrees to pledge all of his equity interest, representing 0.90% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Liqing Zeng	RMB1, 111,100 9.0%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Liqing Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Liqing Zeng agrees to pledge all of his equity interest, representing 9.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wenjiang Chen	RMB987,653 8.0%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wenjiang Chen and Shenzhen Fangdd Information Technology Co., Ltd., Wenjiang Chen agrees to pledge all of his equity interest, representing 8% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wentao Bai	RMB246,913 2.00%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wentao Bai and Shenzhen Fangdd Information Technology Co., Ltd., Wentao Bai agrees to pledge all of his equity interest, representing 2.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Equity Interest

Pledge Agreement

This Equity Interest Pledge Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

(1)

Shenzhen Fangdd Information Technology Co., Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative (“Pledgee”);

(2)	Jiaorong Pan, having its domicile at *************, Suzhou, Jiangsu Province, and holding its ID card No. ******************* (“Pledgor”);

(3)

Shenzhen Fangdd Network Technology Co., Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

1.	The Pledgee is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Shenzhen Fangdd Network Technology Co., Ltd. (“Company” or “Fangdd”) is a limited liability company established in accordance with the laws of the PRC;

3.	The Pledgor is a Chinese citizen and holds 2.66% of the equity interests of Fangdd as a registered shareholder of Fangdd;

4.

The Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its equity interests in Fangdd to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request;

5.

The Pledgee and Fangdd signed the Technology Development and Application Service Agreement on March 21, 2014 and signed the Operation and Maintenance Service Agreement (collectively referred to as “Service Agreement”) on March 21, 2014, under which Fangdd shall pay service charges (“Service Charges”) to the Pledgee;

6.

The Pledgee, Fangdd and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014;

7.

In order to guarantee that the Pledgor and Fangdd perform their obligations under the Master Agreement, the Pledgor is willing to establish a pledge with all its equity interests in Fangdd as a performance guarantee of the Pledgor and Fangdd, and the Pledgor is willing to accept such pledge.

NOW, THEREFORE, after friendly consultation, the Parties hereto hereby agree as follows:

1	Pledge and Scope of Guarantee

1.1

The Pledgor agrees that it shall pledge 2.66% of the equity interests owned by it in Fangdd to the Pledgee in accordance with this Agreement as a guarantee for the Pledgor and Fangdd to perform all their obligations under the Master Agreement. Fangdd agrees that the Pledgor shall pledge the relevant equity interests to the Pledgee in accordance with this Agreement. The term “pledge” refers to the Pledgee’s priority right to be repaid with the proceeds from the sale, auction or disposal of the equity interests pledged by the Pledgor to the Pledgee.

1.2

The validity of the guarantee under this Agreement shall not be affected by any amendment or change of the Master Agreement, and the guarantee under this Agreement shall remain in force in respect of any obligations of the Pledgor and Fangdd under the amended Master Agreement. No invalidity, revocation or cancellation of the Master Agreement shall affect the validity of this Agreement. If any Master Agreement becomes invalid or is revoked or canceled for any reason, the Pledgee shall have the right to immediately realize its pledge in accordance with the provisions of Clause 11 hereof.

2	Pledged Equity Interests

2.1

The pledged equity interests under this Agreement shall be 2.66% of the equity interests held by the Pledgor in Fangdd (hereinafter referred to as “Pledged Equity Interests”) and all interests relating to the Pledged Equity Interests. As of the effective date of this Agreement, the details of the Pledged Equity Interests are as follows:

Company name: Shenzhen Fangdd Network Technology Co., Ltd.

Registered capital: RMB12,345,666

Pledged Equity Interests: 2.66% of the equity interests of Fangdd

Corresponding amount of contribution: RMB328,704

2.2

Within the term of this Agreement, the Pledgee shall not be liable for any reduction in the value of the Pledged Equity Interests unless due to the Pledgee’s willfulness or gross negligence that has a direct causal relationship with the result, and the Pledgor shall have no right to make any form of recourse or claim against the Pledgee.

2.3

Subject to the provisions of Clause 2.2 hereof above, if there is any possibility of a significant reduction in the value of the Pledged Equity Interests which is sufficient to endanger the rights of the Pledgee, the Pledgee may require at any time the Pledgor to auction or dispose of the Pledged Equity Interests and agree with the Pledgor that the proceeds from the auction or disposal thereof shall be used to pay off the secured debt in advance or be deposited with the notary public office in the place where the Pledgee is located (any expenses incurred therefrom shall be borne by the Pledgee).

2.4	The Pledgee shall have the right to dispose of the Pledged Equity Interests in such manner as set out in Clause 11 hereof when any event of default occurs on the part of Fangdd or the Pledgor.

2.5

With the prior consent of the Pledgee, the Pledgor may increase its capital contribution to Fangdd and transfer or accept any equity interests of the Company. Any equity interests formed from the increase by the Pledgor of its capital contribution to Fangdd shall also be the Pledged Equity Interests.

2.6	With the prior consent of the Pledgee, the Pledgor may receive dividends or dividends or bonuses in respect of the Pledged Equity Interests.

3	Establishment of Pledge

3.1

The Pledgor undertakes that it shall be responsible for recording any equity interest pledge arrangements (“Equity Interest Pledge”) under this Agreement in the register of shareholders of Fangdd on the date of signing of this Agreement.

3.2

The Parties further agree that the Equity Interest Pledge shall be recorded in the register of shareholders of Fangdd in the form as set out in Annex I hereto in accordance with the terms and conditions of this Agreement and that the register of shareholders containing the Equity Interest Pledge shall be delivered to the Pledgee for custody.

3.3

The Pledgor undertakes that the establishment of the pledge shall be registered with the administrative department for industry and commerce in the place of registration of Fangdd, and Fangdd undertakes that it shall use its best efforts to cooperate with the Pledgor in completing the business registration of the Equity Interest Pledge as set out in this clause.

4	Term of Pledge

4.1

The pledge under this Agreement shall take effect from the date of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, and shall be valid until the date of completion of the performance of all obligations under each Master Agreement (“Term of Pledge”).

4.2

If the Pledgor and Fangdd fail to perform or properly perform their obligations under the Master Agreement within the Term of Pledge, the Pledgee shall have the right to dispose of the pledge in accordance with the provisions of Clause 11 hereof.

5	Custody and Return of Pledge Certificate

5.1

Within three (3) working days from the date of the completion of recording the Equity Interest Pledge in the register of shareholders of Fangdd as set out in Clause 3 hereof above and the completion of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, the Pledgor shall deliver a certificate of registration of such Equity Interest Pledge to the Pledgee for custody; the Pledgee shall be obliged to keep any pledge documents received by it.

5.2

If the Equity Interest Pledge is released in accordance with the provisions of this Agreement, the Pledgee shall return the certificate of registration of the pledge to the Pledgor within three (3) working days after the release, and shall provide any necessary assistance in the process of handling the procedures for the cancellation of registration of the pledge by the Pledgor.

6	Representations and Warranties of the Pledgor

The Pledgor hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

6.1	The Pledgor shall be the legal holder of the Pledged Equity Interests subject to business registration;

6.2	The Pledgor has not created any other pledges or other rights on the equity interests other than those created for the benefit of the Pledgee;

6.3	The Equity Interest Pledge under this Agreement shall constitute the primary security interest in the Pledged Equity Interests;

6.4	A resolution on the approval of the Equity Interest Pledge under this Agreement has been adopted at a meeting of shareholders of Fangdd;

6.5	Upon the entry into force of this Agreement, it shall constitute a legal, valid and legally binding obligation of the Pledgor;

6.6

The pledge of the Pledged Equity Interests by the Pledgor in accordance with this Agreement shall not violate the national laws, regulations and relevant regulations of other government departments nor breach any contracts and agreements between the Pledgor and any third parties (other than Fangdd) or any commitments issued to any third parties;

6.7	All documents and materials in relation to this Agreement which are provided by the Pledgor to the Pledgee shall be authentic, accurate and complete;

6.8

The signing and performance by the Pledgor of this Agreement shall not violate or conflict with all laws applicable to it, any agreements to which it is a party or which are binding upon its assets, any court judgments, any arbitral awards of arbitration bodies and any decisions of administrative organs.

7	Representations and Warranties of Fangdd

Fangdd hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

7.1

Fangdd is a limited liability company legally incorporated and validly existing under the laws of the PRC, being an independent legal person capacity and has the complete and independent legal status and legal capacity to sign, deliver and perform this Agreement and can act as a litigation subject independently.

7.2

All reports, documents and information provided by Fangdd to the Pledgee prior to the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects;

7.3

All reports, documents and information provided by Fangdd to the Pledgee after the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects at the time of the provision thereof;

7.4	Once duly signed by Fangdd, this Agreement shall constitute a legal, valid and legally binding obligation of Fangdd;

7.5

Fangdd shall have the full powers and authority within the Company to sign and deliver this Agreement and all other documents to be signed by it relating to the transactions referred to herein, and shall have the full powers and authority to complete the transactions referred to herein.

7.6

To Fangdd’s knowledge, there are no pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any court or arbitral tribunal, nor are there any pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any government agencies or administrative organs, in each case, which will have a material or adverse impact on the economic condition of Fangdd or on the ability of the Pledgor to perform its obligations and guarantee liability under this Agreement;

7.7	Fangdd agrees that it shall bear joint and several liability to the Pledgee in respect of the representations and warranties made by the Pledgor under Clauses 6.1, 6.2, 6.3, 6.4 and 6.6 hereof;

7.8

Fangdd hereby warrants to the Pledgee that the above representations and warranties shall be true and correct and shall be fully complied with in any case and at any time prior to the full performance of its obligations under this Agreement or the full discharge of the secured debt.

8	Undertakings of the Pledgor

8.1	The Pledgor, for the benefit of the Pledgee, hereby undertakes to the Pledgee that, during the duration of this Agreement, the Pledgor shall:

(1)	Complete the registration of the Equity Interest Pledge under this Agreement in the administrative department for industry and commerce in accordance with the provisions of this Agreement;

(2)

Not transfer its equity interests or create or permit the existence of any new pledges or other security interests on the Pledged Equity Interests that may affect the rights and interests of the Pledgee without the prior written consent of the Pledgee;

(3)

Comply with and implement all laws and regulations relating to the pledge of rights, and within five (5) days after receipt of any notices, orders or proposals issued or formulated by the relevant competent authority in respect of the pledge, produce to the Pledgee and comply with the above notices, orders or proposals or make objections and representations in respect of the above notices, orders or proposals at the reasonable request of the Pledgee or with the consent of the Pledgee;

(4)

Promptly notify the Pledgee of any events or notices received by it which may have an impact on the Pledgor’s rights to and in the equity interests or any part thereof, and promptly notify the Pledgee of any change by the Pledgor of any warranties and obligations as set out in this Agreement or any events or notices received by it which may have an impact on them.

8.2

The Pledgor undertakes that any exercise by the Pledgee of its rights in accordance with the terms of this Agreement shall not be interrupted or hampered by the Pledgor or any of its successors or entrusted persons or any other persons through legal proceedings.

8.3

The Pledgor undertakes to the Pledgee that, in order to protect or perfect the guarantee for the obligations of the Pledgor and Fangdd under the Master Agreement as set out herein, the Pledgor shall sign in good faith and cause other parties who are interested in the pledge to sign all title certificates and deeds required by the Pledgee and/or perform and cause other parties who are interested in the pledge to perform all acts required by the Pledgee and facilitate the exercise of any rights and authority conferred on the Pledgee under this Agreement.

8.4

The Pledgor undertakes to the Pledgee that it shall sign all change documents (if applicable and necessary) relating to the equity interest certificate with the Pledgee or its designated persons (natural/legal persons) and that it shall provide the Pledgee with all such notices, orders and decisions on the pledge as the Pledgee considers necessary within a reasonable period of time.

8.5

The Pledgor undertakes to the Pledgee that, for the benefit of the Pledgee, it shall comply with and perform all its warranties, undertakings, agreements, representations and conditions. If the Pledgor fails to comply with, perform or fully perform its warranties, undertakings, agreements, representations and conditions, the Pledgor shall compensate the Pledgee for all reasonable losses suffered therefrom.

8.6

The Pledgor shall not do or permit any acts or actions which may adversely affect the interests or Pledged Equity Interests of the Pledgee under any transaction agreement and this Agreement. The Pledgor shall waive its pre-emptive right at the time of realization of the pledge by the Pledgee.

9	Undertakings of Fangdd

Fangdd, for the benefit of the Pledgee, hereby undertakes to the Pledgee as follows:

9.1

If it is necessary to obtain any consents, permissions, waivers or authorizations from any third parties or any approvals, permissions or exemptions from or any registrations or filings with any government agencies in respect of the signing and performance of this Agreement and the Equity Interest Pledge under this Agreement, Fangdd shall use its best efforts to assist in obtaining and maintaining them in full force within the term of this Agreement;

9.2	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to create any new pledges or any other security interests on the Pledged Equity Interests;

9.3	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to transfer the Pledged Equity Interests;

9.4

In the event of any legal action, arbitration or other claims which may adversely affect the Company, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests;

9.5

Fangdd shall, during the first month of each calendar quarter, provide the Pledgee with its financial statements for the previous calendar quarter, including (but not limited to) its balance sheet, income statement and cash flow statement;

9.6

Fangdd warrants that it shall, at the reasonable request of the Pledgee, take all necessary measures and sign all necessary documents (including but not limited to any supplementary agreements to this Agreement) to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests and the exercise and realization of such rights;

9.7	In the event of any transfer of the Pledged Equity Interests arising from the exercise of the pledge under this Agreement, Fangdd warrants that it shall take all measures to realize such transfer.

9.8

In the event of any legal action, arbitration or other claims which may adversely affect Fangdd, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests.

10	Events of Default and Liability for Breach of Contract

10.1	Any of the following events shall be deemed to be an event of default:

(1)	The Pledgor or Fangdd fails to perform its obligations under the Master Agreement;

(2)	Any representations, warranties or undertakings made by the Pledgor in Clauses 5 and 6 hereof are materially misleading or erroneous, or the Pledgor breaches any other provisions of this Agreement;

(3)	The Pledgor abandons the Pledged Equity Interests or transfers the Pledged Equity Interests without the written consent of the Pledgee;

(4)

Any borrowings, guarantees, indemnities, commitments or other liabilities of the Pledgor itself (i) are required to be repaid or performed in advance for its breach of this Agreement; or (ii) have matured but not repaid or performed on schedule, which renders the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(5)	Fangdd is unable to repay general debts or other debts due.

(6)	This Agreement becomes illegal or the Pledgor is unable to continue to perform its obligations under this Agreement for any reason other than force majeure;

(7)	Any adverse changes in the property owned by the Pledgor render the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(8)	Any heir or custodian of Fangdd only performs in part or refuses to perform its obligation for payment under the Master Agreement;

(9)	Any acts or omissions of the Pledgor in breach of any other provisions of this Agreement cause any breach of this Agreement;

(10)	Any applicable law determines that this Agreement is illegal or causes the Pledgor to be unable to continue to perform its obligations under this Agreement;

(11)	Any approval, license or authorization from any government department which causes this Agreement to be enforceable, legal and valid is revoked, terminated, invalidated or substantially modified.

10.2

The Pledgor shall immediately notify the Pledgee in writing if it knows or finds that any of the events referred to in this Clause 10.1 or any event which may cause any of the above events has occurred.

10.3

Unless any of the events of default set out in Clause 10.1 hereof has been satisfactorily resolved to the satisfaction of the Pledgee, the Pledgee may give a written notice of breach of this Agreement to the Pledgor upon or at any time after the breach of this Agreement by the Pledgor, requiring the Pledgor to immediately pay the arrears and other amounts payable under the Master Agreement or to dispose of the pledge in accordance with Clause 11 hereof.

10.4	Notwithstanding any other provisions of this Agreement, the validity of this Clause 10 shall not be affected by any termination of this Agreement.

11	Exercise of Pledge

11.1	Without the written consent of the Pledgee, the Pledgor shall not transfer the Pledged Equity Interests until the full performance of its obligations under the Master Agreement.

11.2

In case of any of the events of default as referred to in Clause 10 hereof, the Pledgee shall give a notice of breach of this Agreement to the Pledgor when exercising the pledge. The Pledgee may exercise the right to dispose of the pledge upon or at any time after giving such notice of breach of this Agreement under Clause 10.3 hereof.

11.3

The Pledgee shall have the right to sell or otherwise dispose of the Pledged Equity Interests under this Agreement in accordance with legal procedures. If the Pledgee decides to exercise its pledge, the Pledgor undertakes that it shall transfer all its shareholder rights to the Pledgee. In addition, the Pledgee shall have the priority right to be repaid with the proceeds from the sale, auction or disposal of all or part of the equity interests under this Agreement in accordance with legal procedures.

11.4	When the Pledgee disposes of its pledge in accordance with this Agreement, the Pledgor shall not place obstacles and shall give any necessary assistance to enable the Pledgee to realize its pledge.

12	Assignment

12.1

Except with the prior written consent of the Pledgee, the Pledgor shall have no right to grant or assign its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement shall be immediately assigned to any persons designated by the Pledgee for succession.

12.2	This Agreement shall be binding upon the Pledgor and its successors or heirs, and shall be valid for the Pledgee and each of its successors, heirs or permitted assignees.

12.3

The Pledgee may, at any time and to the extent permitted by law, assign all or any of its rights and obligations under the Master Agreement to its designated persons (natural/legal persons), in which case any assignees shall enjoy and assume any rights and obligations of the Pledgee under this Agreement as if they were a party to this Agreement. When the Pledgee assigns its rights and obligations under the Master Agreement, a written notice shall only be given by the Pledgee to the Pledgor, and the Pledgor shall sign any agreements and/or documents in relation to the assignment at the request of the Pledgee. In addition, when the Pledgee intends to assign its rights and obligations under this Agreement, it shall notify the Pledgor in writing and obtain the written consent of the Pledgor.

12.4

After the change of the Pledgee resulting from the above assignment, the parties to a new pledge shall enter into another equity interest pledge agreement, and such equity interest pledge agreement shall be substantially consistent with this Agreement.

13	Entry into Force and termination

13.1	This Agreement shall be established and enter into force from the date of signing hereof.

13.2

Where conditions permit, the Parties shall use their best efforts to handle and facilitate the registration of the pledge under this Agreement in the administrative department for industry and commerce in the place of registration of Fangdd, provided that the Parties acknowledge that whether the pledge under this Agreement is registered shall not affect the entry into force and validity of this Agreement.

13.3

When the service charges under the Service Agreement have been repaid and the Pledgor no longer assumes any of its obligations under the Service Agreement, the Pledgee shall cancel or rescind this Agreement.

13.4

The release of the pledge shall be recorded in the register of shareholders of Fangdd accordingly, and the registration of the pledge shall be canceled by the administrative department for industry and commerce in the place of registration of Fangdd in accordance with the law.

14	Handling Charges and Other Expenses

14.1

All costs and actual expenses in relation to this Agreement, including but not limited to any taxes, legal costs, costs of production and any other expenses, shall be borne by the Pledgor. If the law requires the Pledgee to pay the relevant taxes, the Pledgor shall make full compensation for the taxes paid by the Pledgee.

14.2

If the Pledgor fails to pay any taxes or expenses payable by it in accordance with this Agreement or otherwise causes the Pledgee to recover them in any way, the Pledgor shall bear all reasonable expenses incurred therefrom.

15	Force majeure

15.1

Force majeure means any events beyond the reasonable control of a party which can not be avoided by the affected party with reasonable care, including but not limited to acts of government, natural forces, fires, explosions, windstorms, floods, earthquakes, tides, lightnings or wars, provided that any lack of credit, capital or financing shall not be deemed to be an event beyond the reasonable control of a party. The party affected by any force majeure shall notify the Other Party of the exemption from liability as soon as possible.

15.2

When the performance of this Agreement is delayed or obstructed by any force majeure as defined above, the party affected by such force majeure shall not assume any liability under this Agreement to the extent that its performance is delayed or obstructed. The affected party shall take appropriate measures to reduce or eliminate the effects of such force majeure and shall endeavour to resume the performance of its obligations delayed or obstructed by such force majeure. Once such force majeure is eliminated, the Parties agree that they shall make their best efforts to resume the performance of their obligations under this Agreement.

16	Confidentiality Obligations

16.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	Such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	Such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

Any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

16.2

Upon termination of this Agreement, one Party shall, at the request of the Other Party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

16.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 16 shall not be affected by any suspension or termination of this Agreement.

17	Governing Law and Dispute Resolution

17.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

17.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

17.3

If an agreement on the resolution of any disputes is not reached within thirty (30) days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

18	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Pledgee: Shenzhen Fangdd Information Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Pledgor: Jiaorong Pan

Address: *************, Suzhou, Jiangsu Province

Postal Code:215026

E-mail: panjiaorong@fangdd.com

Fangdd: Shenzhen Fangdd Network Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

19	Miscellaneous Provisions

19.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

19.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

19.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

19.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

19.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies (“Such Party’s Rights”) enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

19.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

19.7

The Parties hereto agree and acknowledge that “the (prior) written consent of the Pledgee” referred to herein shall mean that the matters shall be approved by the Board of Directors of the Pledgee and be notified to Party B and Party C in accordance with the provisions of Clause 18 hereof.

19.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

19.9

This Agreement is executed in five (5) copies, one (1) of which shall be held by each party respectively, and the rest of which shall be submitted to the equity interest pledge registration authority to handle the equity interest pledge registration procedures, and each of which shall be equally authentic.

19.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Jiaorong Pan and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Information Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Information Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Jianrong Pan, and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Jiaorong Pan

Signature
/s/Jiaorong Pan

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Jiaorong Pan and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Network Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Network Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Appendix I

Register of Members of Shenzhen Fangdd Network Technology Co., Ltd.

Date: March 21, 2014

Name of Shareholder	Amount of Contribution and Shareholding Percentage	Shareholder Information	Notes
Yi Duan	RMB3,944,445 31.95%	Identity Card Number: ******* Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Yi Duan and Shenzhen Fangdd Information Technology Co., Ltd., Yi Duan agrees to pledge all of his equity interest, representing 31.95% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiancheng Li	RMB2,438,271 19.75%	Identity Card Number: ************ Domicile: ***, Shenzhen, Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiancheng Li and Shenzhen Fangdd Information Technology Co., Ltd., Jiancheng LI agrees to pledge all of his equity interest, representing 19.75% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Xi Zeng	RMB1,972,222 15.78%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Xi Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Xi Zeng agrees to pledge all of his equity interest, representing 15.98% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiaorong Pan	RMB328,704 2.66%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiaorong Pan and Shenzhen Fangdd Information Technology Co., Ltd., Jiaorong Pan agrees to pledge all of his equity interest, representing 2.66% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Li Zhou	RMB1,095,679 8.87%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Li Zhou and Shenzhen Fangdd Information Technology Co., Ltd., Li Zhou agrees to pledge all of his equity interest, representing 8.87% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Feng Zhu	RMB109,568 0.89%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Feng Zhu and Shenzhen Fangdd Information Technology Co., Ltd., Feng Zhu agrees to pledge all of his equity interest, representing 0.89% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Ying Lu	RMB111,111 0.90%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Ying Lu and Shenzhen Fangdd Information Technology Co., Ltd., Ying Lu agrees to pledge all of his equity interest, representing 0.90% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Liqing Zeng	RMB1, 111,100 9.0%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Liqing Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Liqing Zeng agrees to pledge all of his equity interest, representing 9.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wenjiang Chen	RMB987,653 8.0%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wenjiang Chen and Shenzhen Fangdd Information Technology Co., Ltd., Wenjiang Chen agrees to pledge all of his equity interest, representing 8% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wentao Bai	RMB246,913 2.00%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wentao Bai and Shenzhen Fangdd Information Technology Co., Ltd., Wentao Bai agrees to pledge all of his equity interest, representing 2.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Equity Interest

Pledge Agreement

This Equity Interest Pledge Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

(1)

Shenzhen Fangdd Information Technology Co., Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative (“Pledgee”);

(2)	Ying Lu, having its domicile at *************, Shenzhen, Guangdong Province, and holding its ID card No. ******************* (“Pledgor”);

(3)

Shenzhen Fangdd Network Technology Co., Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

1.	The Pledgee is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Shenzhen Fangdd Network Technology Co., Ltd. (“Company” or “Fangdd”) is a limited liability company established in accordance with the laws of the PRC;

3.	The Pledgor is a Chinese citizen and holds 0.9% of the equity interests of Fangdd as a registered shareholder of Fangdd;

4.

The Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its equity interests in Fangdd to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request;

5.

The Pledgee and Fangdd signed the Technology Development and Application Service Agreement on March 21, 2014 and signed the Operation and Maintenance Service Agreement (collectively referred to as “Service Agreement”) on March 21, 2014, under which Fangdd shall pay service charges (“Service Charges”) to the Pledgee;

6.

The Pledgee, Fangdd and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014;

7.

In order to guarantee that the Pledgor and Fangdd perform their obligations under the Master Agreement, the Pledgor is willing to establish a pledge with all its equity interests in Fangdd as a performance guarantee of the Pledgor and Fangdd, and the Pledgor is willing to accept such pledge.

NOW, THEREFORE, after friendly consultation, the Parties hereto hereby agree as follows:

1	Pledge and Scope of Guarantee

1.1

The Pledgor agrees that it shall pledge 0.9% of the equity interests owned by it in Fangdd to the Pledgee in accordance with this Agreement as a guarantee for the Pledgor and Fangdd to perform all their obligations under the Master Agreement. Fangdd agrees that the Pledgor shall pledge the relevant equity interests to the Pledgee in accordance with this Agreement. The term “pledge” refers to the Pledgee’s priority right to be repaid with the proceeds from the sale, auction or disposal of the equity interests pledged by the Pledgor to the Pledgee.

1.2

The validity of the guarantee under this Agreement shall not be affected by any amendment or change of the Master Agreement, and the guarantee under this Agreement shall remain in force in respect of any obligations of the Pledgor and Fangdd under the amended Master Agreement. No invalidity, revocation or cancellation of the Master Agreement shall affect the validity of this Agreement. If any Master Agreement becomes invalid or is revoked or canceled for any reason, the Pledgee shall have the right to immediately realize its pledge in accordance with the provisions of Clause 11 hereof.

2	Pledged Equity Interests

2.1

The pledged equity interests under this Agreement shall be 0.9% of the equity interests held by the Pledgor in Fangdd (hereinafter referred to as “Pledged Equity Interests”) and all interests relating to the Pledged Equity Interests. As of the effective date of this Agreement, the details of the Pledged Equity Interests are as follows:

Company name: Shenzhen Fangdd Network Technology Co., Ltd.

Registered capital: RMB12,345,666

Pledged Equity Interests: 0.9% of the equity interests of Fangdd

Corresponding amount of contribution: RMB111,111

2.2

Within the term of this Agreement, the Pledgee shall not be liable for any reduction in the value of the Pledged Equity Interests unless due to the Pledgee’s willfulness or gross negligence that has a direct causal relationship with the result, and the Pledgor shall have no right to make any form of recourse or claim against the Pledgee.

2.3

Subject to the provisions of Clause 2.2 hereof above, if there is any possibility of a significant reduction in the value of the Pledged Equity Interests which is sufficient to endanger the rights of the Pledgee, the Pledgee may require at any time the Pledgor to auction or dispose of the Pledged Equity Interests and agree with the Pledgor that the proceeds from the auction or disposal thereof shall be used to pay off the secured debt in advance or be deposited with the notary public office in the place where the Pledgee is located (any expenses incurred therefrom shall be borne by the Pledgee).

2.4	The Pledgee shall have the right to dispose of the Pledged Equity Interests in such manner as set out in Clause 11 hereof when any event of default occurs on the part of Fangdd or the Pledgor.

2.5

With the prior consent of the Pledgee, the Pledgor may increase its capital contribution to Fangdd and transfer or accept any equity interests of the Company. Any equity interests formed from the increase by the Pledgor of its capital contribution to Fangdd shall also be the Pledged Equity Interests.

2.6	With the prior consent of the Pledgee, the Pledgor may receive dividends or dividends or bonuses in respect of the Pledged Equity Interests.

3	Establishment of Pledge

3.1

The Pledgor undertakes that it shall be responsible for recording any equity interest pledge arrangements (“Equity Interest Pledge”) under this Agreement in the register of shareholders of Fangdd on the date of signing of this Agreement.

3.2

The Parties further agree that the Equity Interest Pledge shall be recorded in the register of shareholders of Fangdd in the form as set out in Annex I hereto in accordance with the terms and conditions of this Agreement and that the register of shareholders containing the Equity Interest Pledge shall be delivered to the Pledgee for custody.

3.3

The Pledgor undertakes that the establishment of the pledge shall be registered with the administrative department for industry and commerce in the place of registration of Fangdd, and Fangdd undertakes that it shall use its best efforts to cooperate with the Pledgor in completing the business registration of the Equity Interest Pledge as set out in this clause.

4	Term of Pledge

4.1

The pledge under this Agreement shall take effect from the date of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, and shall be valid until the date of completion of the performance of all obligations under each Master Agreement (“Term of Pledge”).

4.2

If the Pledgor and Fangdd fail to perform or properly perform their obligations under the Master Agreement within the Term of Pledge, the Pledgee shall have the right to dispose of the pledge in accordance with the provisions of Clause 11 hereof.

5	Custody and Return of Pledge Certificate

5.1

Within three (3) working days from the date of the completion of recording the Equity Interest Pledge in the register of shareholders of Fangdd as set out in Clause 3 hereof above and the completion of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, the Pledgor shall deliver a certificate of registration of such Equity Interest Pledge to the Pledgee for custody; the Pledgee shall be obliged to keep any pledge documents received by it.

5.2

If the Equity Interest Pledge is released in accordance with the provisions of this Agreement, the Pledgee shall return the certificate of registration of the pledge to the Pledgor within three (3) working days after the release, and shall provide any necessary assistance in the process of handling the procedures for the cancellation of registration of the pledge by the Pledgor.

6	Representations and Warranties of the Pledgor

The Pledgor hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

6.1	The Pledgor shall be the legal holder of the Pledged Equity Interests subject to business registration;

6.2	The Pledgor has not created any other pledges or other rights on the equity interests other than those created for the benefit of the Pledgee;

6.3	The Equity Interest Pledge under this Agreement shall constitute the primary security interest in the Pledged Equity Interests;

6.4	A resolution on the approval of the Equity Interest Pledge under this Agreement has been adopted at a meeting of shareholders of Fangdd;

6.5	Upon the entry into force of this Agreement, it shall constitute a legal, valid and legally binding obligation of the Pledgor;

6.6

The pledge of the Pledged Equity Interests by the Pledgor in accordance with this Agreement shall not violate the national laws, regulations and relevant regulations of other government departments nor breach any contracts and agreements between the Pledgor and any third parties (other than Fangdd) or any commitments issued to any third parties;

6.7	All documents and materials in relation to this Agreement which are provided by the Pledgor to the Pledgee shall be authentic, accurate and complete;

6.8

The signing and performance by the Pledgor of this Agreement shall not violate or conflict with all laws applicable to it, any agreements to which it is a party or which are binding upon its assets, any court judgments, any arbitral awards of arbitration bodies and any decisions of administrative organs.

7	Representations and Warranties of Fangdd

Fangdd hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

7.1

Fangdd is a limited liability company legally incorporated and validly existing under the laws of the PRC, being an independent legal person capacity and has the complete and independent legal status and legal capacity to sign, deliver and perform this Agreement and can act as a litigation subject independently.

7.2

All reports, documents and information provided by Fangdd to the Pledgee prior to the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects;

7.3

All reports, documents and information provided by Fangdd to the Pledgee after the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects at the time of the provision thereof;

7.4	Once duly signed by Fangdd, this Agreement shall constitute a legal, valid and legally binding obligation of Fangdd;

7.5

Fangdd shall have the full powers and authority within the Company to sign and deliver this Agreement and all other documents to be signed by it relating to the transactions referred to herein, and shall have the full powers and authority to complete the transactions referred to herein.

7.6

To Fangdd’s knowledge, there are no pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any court or arbitral tribunal, nor are there any pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any government agencies or administrative organs, in each case, which will have a material or adverse impact on the economic condition of Fangdd or on the ability of the Pledgor to perform its obligations and guarantee liability under this Agreement;

7.7	Fangdd agrees that it shall bear joint and several liability to the Pledgee in respect of the representations and warranties made by the Pledgor under Clauses 6.1, 6.2, 6.3, 6.4 and 6.6 hereof;

7.8

Fangdd hereby warrants to the Pledgee that the above representations and warranties shall be true and correct and shall be fully complied with in any case and at any time prior to the full performance of its obligations under this Agreement or the full discharge of the secured debt.

8	Undertakings of the Pledgor

8.1	The Pledgor, for the benefit of the Pledgee, hereby undertakes to the Pledgee that, during the duration of this Agreement, the Pledgor shall:

(1)	Complete the registration of the Equity Interest Pledge under this Agreement in the administrative department for industry and commerce in accordance with the provisions of this Agreement;

(2)

Not transfer its equity interests or create or permit the existence of any new pledges or other security interests on the Pledged Equity Interests that may affect the rights and interests of the Pledgee without the prior written consent of the Pledgee;

(3)

Comply with and implement all laws and regulations relating to the pledge of rights, and within five (5) days after receipt of any notices, orders or proposals issued or formulated by the relevant competent authority in respect of the pledge, produce to the Pledgee and comply with the above notices, orders or proposals or make objections and representations in respect of the above notices, orders or proposals at the reasonable request of the Pledgee or with the consent of the Pledgee;

(4)

Promptly notify the Pledgee of any events or notices received by it which may have an impact on the Pledgor’s rights to and in the equity interests or any part thereof, and promptly notify the Pledgee of any change by the Pledgor of any warranties and obligations as set out in this Agreement or any events or notices received by it which may have an impact on them.

8.2

The Pledgor undertakes that any exercise by the Pledgee of its rights in accordance with the terms of this Agreement shall not be interrupted or hampered by the Pledgor or any of its successors or entrusted persons or any other persons through legal proceedings.

8.3

The Pledgor undertakes to the Pledgee that, in order to protect or perfect the guarantee for the obligations of the Pledgor and Fangdd under the Master Agreement as set out herein, the Pledgor shall sign in good faith and cause other parties who are interested in the pledge to sign all title certificates and deeds required by the Pledgee and/or perform and cause other parties who are interested in the pledge to perform all acts required by the Pledgee and facilitate the exercise of any rights and authority conferred on the Pledgee under this Agreement.

8.4

The Pledgor undertakes to the Pledgee that it shall sign all change documents (if applicable and necessary) relating to the equity interest certificate with the Pledgee or its designated persons (natural/legal persons) and that it shall provide the Pledgee with all such notices, orders and decisions on the pledge as the Pledgee considers necessary within a reasonable period of time.

8.5

The Pledgor undertakes to the Pledgee that, for the benefit of the Pledgee, it shall comply with and perform all its warranties, undertakings, agreements, representations and conditions. If the Pledgor fails to comply with, perform or fully perform its warranties, undertakings, agreements, representations and conditions, the Pledgor shall compensate the Pledgee for all reasonable losses suffered therefrom.

8.6

The Pledgor shall not do or permit any acts or actions which may adversely affect the interests or Pledged Equity Interests of the Pledgee under any transaction agreement and this Agreement. The Pledgor shall waive its pre-emptive right at the time of realization of the pledge by the Pledgee.

9	Undertakings of Fangdd

Fangdd, for the benefit of the Pledgee, hereby undertakes to the Pledgee as follows:

9.1

If it is necessary to obtain any consents, permissions, waivers or authorizations from any third parties or any approvals, permissions or exemptions from or any registrations or filings with any government agencies in respect of the signing and performance of this Agreement and the Equity Interest Pledge under this Agreement, Fangdd shall use its best efforts to assist in obtaining and maintaining them in full force within the term of this Agreement;

9.2	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to create any new pledges or any other security interests on the Pledged Equity Interests;

9.3	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to transfer the Pledged Equity Interests;

9.4

In the event of any legal action, arbitration or other claims which may adversely affect the Company, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests;

9.5

Fangdd shall, during the first month of each calendar quarter, provide the Pledgee with its financial statements for the previous calendar quarter, including (but not limited to) its balance sheet, income statement and cash flow statement;

9.6

Fangdd warrants that it shall, at the reasonable request of the Pledgee, take all necessary measures and sign all necessary documents (including but not limited to any supplementary agreements to this Agreement) to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests and the exercise and realization of such rights;

9.7	In the event of any transfer of the Pledged Equity Interests arising from the exercise of the pledge under this Agreement, Fangdd warrants that it shall take all measures to realize such transfer.

9.8

In the event of any legal action, arbitration or other claims which may adversely affect Fangdd, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests.

10	Events of Default and Liability for Breach of Contract

10.1	Any of the following events shall be deemed to be an event of default:

(1)	The Pledgor or Fangdd fails to perform its obligations under the Master Agreement;

(2)	Any representations, warranties or undertakings made by the Pledgor in Clauses 5 and 6 hereof are materially misleading or erroneous, or the Pledgor breaches any other provisions of this Agreement;

(3)	The Pledgor abandons the Pledged Equity Interests or transfers the Pledged Equity Interests without the written consent of the Pledgee;

(4)

Any borrowings, guarantees, indemnities, commitments or other liabilities of the Pledgor itself (i) are required to be repaid or performed in advance for its breach of this Agreement; or (ii) have matured but not repaid or performed on schedule, which renders the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(5)	Fangdd is unable to repay general debts or other debts due.

(6)	This Agreement becomes illegal or the Pledgor is unable to continue to perform its obligations under this Agreement for any reason other than force majeure;

(7)	Any adverse changes in the property owned by the Pledgor render the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(8)	Any heir or custodian of Fangdd only performs in part or refuses to perform its obligation for payment under the Master Agreement;

(9)	Any acts or omissions of the Pledgor in breach of any other provisions of this Agreement cause any breach of this Agreement;

(10)	Any applicable law determines that this Agreement is illegal or causes the Pledgor to be unable to continue to perform its obligations under this Agreement;

(11)	Any approval, license or authorization from any government department which causes this Agreement to be enforceable, legal and valid is revoked, terminated, invalidated or substantially modified.

10.2

The Pledgor shall immediately notify the Pledgee in writing if it knows or finds that any of the events referred to in this Clause 10.1 or any event which may cause any of the above events has occurred.

10.3

Unless any of the events of default set out in Clause 10.1 hereof has been satisfactorily resolved to the satisfaction of the Pledgee, the Pledgee may give a written notice of breach of this Agreement to the Pledgor upon or at any time after the breach of this Agreement by the Pledgor, requiring the Pledgor to immediately pay the arrears and other amounts payable under the Master Agreement or to dispose of the pledge in accordance with Clause 11 hereof.

10.4	Notwithstanding any other provisions of this Agreement, the validity of this Clause 10 shall not be affected by any termination of this Agreement.

11	Exercise of Pledge

11.1	Without the written consent of the Pledgee, the Pledgor shall not transfer the Pledged Equity Interests until the full performance of its obligations under the Master Agreement.

11.2

In case of any of the events of default as referred to in Clause 10 hereof, the Pledgee shall give a notice of breach of this Agreement to the Pledgor when exercising the pledge. The Pledgee may exercise the right to dispose of the pledge upon or at any time after giving such notice of breach of this Agreement under Clause 10.3 hereof.

11.3

The Pledgee shall have the right to sell or otherwise dispose of the Pledged Equity Interests under this Agreement in accordance with legal procedures. If the Pledgee decides to exercise its pledge, the Pledgor undertakes that it shall transfer all its shareholder rights to the Pledgee. In addition, the Pledgee shall have the priority right to be repaid with the proceeds from the sale, auction or disposal of all or part of the equity interests under this Agreement in accordance with legal procedures.

11.4	When the Pledgee disposes of its pledge in accordance with this Agreement, the Pledgor shall not place obstacles and shall give any necessary assistance to enable the Pledgee to realize its pledge.

12	Assignment

12.1

Except with the prior written consent of the Pledgee, the Pledgor shall have no right to grant or assign its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement shall be immediately assigned to any persons designated by the Pledgee for succession.

12.2	This Agreement shall be binding upon the Pledgor and its successors or heirs, and shall be valid for the Pledgee and each of its successors, heirs or permitted assignees.

12.3

The Pledgee may, at any time and to the extent permitted by law, assign all or any of its rights and obligations under the Master Agreement to its designated persons (natural/legal persons), in which case any assignees shall enjoy and assume any rights and obligations of the Pledgee under this Agreement as if they were a party to this Agreement. When the Pledgee assigns its rights and obligations under the Master Agreement, a written notice shall only be given by the Pledgee to the Pledgor, and the Pledgor shall sign any agreements and/or documents in relation to the assignment at the request of the Pledgee. In addition, when the Pledgee intends to assign its rights and obligations under this Agreement, it shall notify the Pledgor in writing and obtain the written consent of the Pledgor.

12.4

After the change of the Pledgee resulting from the above assignment, the parties to a new pledge shall enter into another equity interest pledge agreement, and such equity interest pledge agreement shall be substantially consistent with this Agreement.

13	Entry into Force and termination

13.1	This Agreement shall be established and enter into force from the date of signing hereof.

13.2

Where conditions permit, the Parties shall use their best efforts to handle and facilitate the registration of the pledge under this Agreement in the administrative department for industry and commerce in the place of registration of Fangdd, provided that the Parties acknowledge that whether the pledge under this Agreement is registered shall not affect the entry into force and validity of this Agreement.

13.3

When the service charges under the Service Agreement have been repaid and the Pledgor no longer assumes any of its obligations under the Service Agreement, the Pledgee shall cancel or rescind this Agreement.

13.4

The release of the pledge shall be recorded in the register of shareholders of Fangdd accordingly, and the registration of the pledge shall be canceled by the administrative department for industry and commerce in the place of registration of Fangdd in accordance with the law.

14	Handling Charges and Other Expenses

14.1

All costs and actual expenses in relation to this Agreement, including but not limited to any taxes, legal costs, costs of production and any other expenses, shall be borne by the Pledgor. If the law requires the Pledgee to pay the relevant taxes, the Pledgor shall make full compensation for the taxes paid by the Pledgee.

14.2

If the Pledgor fails to pay any taxes or expenses payable by it in accordance with this Agreement or otherwise causes the Pledgee to recover them in any way, the Pledgor shall bear all reasonable expenses incurred therefrom.

15	Force majeure

15.1

Force majeure means any events beyond the reasonable control of a party which can not be avoided by the affected party with reasonable care, including but not limited to acts of government, natural forces, fires, explosions, windstorms, floods, earthquakes, tides, lightnings or wars, provided that any lack of credit, capital or financing shall not be deemed to be an event beyond the reasonable control of a party. The party affected by any force majeure shall notify the Other Party of the exemption from liability as soon as possible.

15.2

When the performance of this Agreement is delayed or obstructed by any force majeure as defined above, the party affected by such force majeure shall not assume any liability under this Agreement to the extent that its performance is delayed or obstructed. The affected party shall take appropriate measures to reduce or eliminate the effects of such force majeure and shall endeavour to resume the performance of its obligations delayed or obstructed by such force majeure. Once such force majeure is eliminated, the Parties agree that they shall make their best efforts to resume the performance of their obligations under this Agreement.

16	Confidentiality Obligations

16.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	Such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	Such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

Any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

16.2

Upon termination of this Agreement, one Party shall, at the request of the Other Party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

16.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 16 shall not be affected by any suspension or termination of this Agreement.

17	Governing Law and Dispute Resolution

17.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

17.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

17.3

If an agreement on the resolution of any disputes is not reached within thirty (30) days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

18	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Pledgee: Shenzhen Fangdd Information Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Pledgor: Ying Lu

Address: *************, Shenzhen, Guangdong Province

Postal Code:518053

E-mail: luying@fangdd.com

Fangdd: Shenzhen Fangdd Network Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

19	Miscellaneous Provisions

19.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

19.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

19.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

19.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

19.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies (“Such Party’s Rights”) enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

19.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

19.7

The Parties hereto agree and acknowledge that “the (prior) written consent of the Pledgee” referred to herein shall mean that the matters shall be approved by the Board of Directors of the Pledgee and be notified to Party B and Party C in accordance with the provisions of Clause 18 hereof.

19.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

19.9

This Agreement is executed in five (5) copies, one (1) of which shall be held by each party respectively, and the rest of which shall be submitted to the equity interest pledge registration authority to handle the equity interest pledge registration procedures, and each of which shall be equally authentic.

19.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

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(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Ying Lu and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Information Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Information Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Ying Lu and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Ying Lu

Signature

/s/Ying Lu

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Ying Lu and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Network Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Network Technology Co., Ltd.

Signature of Legal Representative:
/s/Yi Duan
Yi Duan

Appendix I

Register of Members of Shenzhen Fangdd Network Technology Co., Ltd.

Date: March 21, 2014

Name of Shareholder	Amount of Contribution and Shareholding Percentage	Shareholder Information	Notes
Yi Duan	RMB3,944,445 31.95%	Identity Card Number: ******* Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Yi Duan and Shenzhen Fangdd Information Technology Co., Ltd., Yi Duan agrees to pledge all of his equity interest, representing 31.95% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiancheng Li	RMB2,438,271 19.75%	Identity Card Number: ************ Domicile: ***, Shenzhen, Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiancheng Li and Shenzhen Fangdd Information Technology Co., Ltd., Jiancheng LI agrees to pledge all of his equity interest, representing 19.75% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Xi Zeng	RMB1,972,222 15.78%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Xi Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Xi Zeng agrees to pledge all of his equity interest, representing 15.98% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiaorong Pan	RMB328,704 2.66%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiaorong Pan and Shenzhen Fangdd Information Technology Co., Ltd., Jiaorong Pan agrees to pledge all of his equity interest, representing 2.66% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Li Zhou	RMB1,095,679 8.87%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Li Zhou and Shenzhen Fangdd Information Technology Co., Ltd., Li Zhou agrees to pledge all of his equity interest, representing 8.87% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Feng Zhu	RMB109,568 0.89%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Feng Zhu and Shenzhen Fangdd Information Technology Co., Ltd., Feng Zhu agrees to pledge all of his equity interest, representing 0.89% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Ying Lu	RMB111,111 0.90%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Ying Lu and Shenzhen Fangdd Information Technology Co., Ltd., Ying Lu agrees to pledge all of his equity interest, representing 0.90% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Liqing Zeng	RMB1, 111,100 9.0%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Liqing Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Liqing Zeng agrees to pledge all of his equity interest, representing 9.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wenjiang Chen	RMB987,653 8.0%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wenjiang Chen and Shenzhen Fangdd Information Technology Co., Ltd., Wenjiang Chen agrees to pledge all of his equity interest, representing 8% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wentao Bai	RMB246,913 2.00%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wentao Bai and Shenzhen Fangdd Information Technology Co., Ltd., Wentao Bai agrees to pledge all of his equity interest, representing 2.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Equity Interest

Pledge Agreement

This Equity Interest Pledge Agreement (“Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of March 21, 2014 by and among:

(1)

Shenzhen Fangdd Information Technology Co., Ltd., having its registered office at Room 1805E, West Tower, Haian Building, Haide 3rd Road, Nanshan District, Shenzhen and with Yi Duan as its legal representative (“Pledgee”);

(2)	Wentao Bai, having its domicile at *************, Shenzhen, Guangdong Province, and holding its ID card No. ******************* (“Pledgor”);

(3)

Shenzhen Fangdd Network Technology Co., Ltd., having its registered office at Room 9E, Commercial Residential Building, Yihai Square, Chuangye Road North, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties.”

Whereas:

1.	The Pledgee is a foreign-funded enterprise established in accordance with the laws of the PRC;

2.	Shenzhen Fangdd Network Technology Co., Ltd. (“Company” or “Fangdd”) is a limited liability company established in accordance with the laws of the PRC;

3.	The Pledgor is a Chinese citizen and holds 2.0% of the equity interests of Fangdd as a registered shareholder of Fangdd;

4.

The Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its equity interests in Fangdd to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request;

5.

The Pledgee and Fangdd signed the Technology Development and Application Service Agreement on March 21, 2014 and signed the Operation and Maintenance Service Agreement (collectively referred to as “Service Agreement”) on March 21, 2014, under which Fangdd shall pay service charges (“Service Charges”) to the Pledgee;

6.

The Pledgee, Fangdd and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014;

7.

In order to guarantee that the Pledgor and Fangdd perform their obligations under the Master Agreement, the Pledgor is willing to establish a pledge with all its equity interests in Fangdd as a performance guarantee of the Pledgor and Fangdd, and the Pledgor is willing to accept such pledge.

NOW, THEREFORE, after friendly consultation, the Parties hereto hereby agree as follows:

1	Pledge and Scope of Guarantee

1.1

The Pledgee agrees that it shall pledge 2% of the equity interests owned by it in Fangdd to the Pledgee in accordance with this Agreement as a guarantee for the Pledgor and Fangdd to perform all their obligations under the Master Agreement. Fangdd agrees that the Pledgor shall pledge the relevant equity interests to the Pledgee in accordance with this Agreement. The term “pledge” refers to the Pledgee’s priority right to be repaid with the proceeds from the sale, auction or disposal of the equity interests pledged by the Pledgor to the Pledgee.

1.2

The validity of the guarantee under this Agreement shall not be affected by any amendment or change of the Master Agreement, and the guarantee under this Agreement shall remain in force in respect of any obligations of the Pledgor and Fangdd under the amended Master Agreement. No invalidity, revocation or cancellation of the Master Agreement shall affect the validity of this Agreement. If any Master Agreement becomes invalid or is revoked or canceled for any reason, the Pledgee shall have the right to immediately realize its pledge in accordance with the provisions of Clause 11 hereof.

2	Pledged Equity Interests

2.1

The pledged equity interests under this Agreement shall be 2% of the equity interests held by the Pledgor in Fangdd (hereinafter referred to as “Pledged Equity Interests”) and all interests relating to the Pledged Equity Interests. As of the effective date of this Agreement, the details of the Pledged Equity Interests are as follows:

Company name: Shenzhen Fangdd Network Technology Co., Ltd.

Registered capital: RMB12,345,666

Pledged Equity Interests: 2% of the equity interests of Fangdd

Corresponding amount of contribution: RMB246,913

2.2

Within the term of this Agreement, the Pledgee shall not be liable for any reduction in the value of the Pledged Equity Interests unless due to the Pledgee’s willfulness or gross negligence that has a direct causal relationship with the result, and the Pledgor shall have no right to make any form of recourse or claim against the Pledgee.

2.3

Subject to the provisions of Clause 2.2 hereof above, if there is any possibility of a significant reduction in the value of the Pledged Equity Interests which is sufficient to endanger the rights of the Pledgee, the Pledgee may require at any time the Pledgor to auction or dispose of the Pledged Equity Interests and agree with the Pledgor that the proceeds from the auction or disposal thereof shall be used to pay off the secured debt in advance or be deposited with the notary public office in the place where the Pledgee is located (any expenses incurred therefrom shall be borne by the Pledgee).

2.4	The Pledgee shall have the right to dispose of the Pledged Equity Interests in such manner as set out in Clause 11 hereof when any event of default occurs on the part of Fangdd or the Pledgor.

2.5

With the prior consent of the Pledgee, the Pledgor may increase its capital contribution to Fangdd and transfer or accept any equity interests of the Company. Any equity interests formed from the increase by the Pledgor of its capital contribution to Fangdd shall also be the Pledged Equity Interests.

2.6	With the prior consent of the Pledgee, the Pledgor may receive dividends or dividends or bonuses in respect of the Pledged Equity Interests.

3	Establishment of Pledge

3.1

The Pledgor undertakes that it shall be responsible for recording any equity interest pledge arrangements (“Equity Interest Pledge”) under this Agreement in the register of shareholders of Fangdd on the date of signing of this Agreement.

3.2

The Parties further agree that the Equity Interest Pledge shall be recorded in the register of shareholders of Fangdd in the form as set out in Annex I hereto in accordance with the terms and conditions of this Agreement and that the register of shareholders containing the Equity Interest Pledge shall be delivered to the Pledgee for custody.

3.3

The Pledgor undertakes that the establishment of the pledge shall be registered with the administrative department for industry and commerce in the place of registration of Fangdd, and Fangdd undertakes that it shall use its best efforts to cooperate with the Pledgor in completing the business registration of the Equity Interest Pledge as set out in this clause.

4	Term of Pledge

4.1

The pledge under this Agreement shall take effect from the date of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, and shall be valid until the date of completion of the performance of all obligations under each Master Agreement (“Term of Pledge”).

4.2

If the Pledgor and Fangdd fail to perform or properly perform their obligations under the Master Agreement within the Term of Pledge, the Pledgee shall have the right to dispose of the pledge in accordance with the provisions of Clause 11 hereof.

5	Custody and Return of Pledge Certificate

5.1

Within three (3) working days from the date of the completion of recording the Equity Interest Pledge in the register of shareholders of Fangdd as set out in Clause 3 hereof above and the completion of registration of the pledge by the competent administrative authority for industry and commerce in the place of registration of Fangdd, the Pledgor shall deliver a certificate of registration of such Equity Interest Pledge to the Pledgee for custody; the Pledgee shall be obliged to keep any pledge documents received by it.

5.2

If the Equity Interest Pledge is released in accordance with the provisions of this Agreement, the Pledgee shall return the certificate of registration of the pledge to the Pledgor within three (3) working days after the release, and shall provide any necessary assistance in the process of handling the procedures for the cancellation of registration of the pledge by the Pledgor.

6	Representations and Warranties of the Pledgor

The Pledgor hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

6.1	The Pledgor shall be the legal holder of the Pledged Equity Interests subject to business registration;

6.2	The Pledgor has not created any other pledges or other rights on the equity interests other than those created for the benefit of the Pledgee;

6.3	The Equity Interest Pledge under this Agreement shall constitute the primary security interest in the Pledged Equity Interests;

6.4	A resolution on the approval of the Equity Interest Pledge under this Agreement has been adopted at a meeting of shareholders of Fangdd;

6.5	Upon the entry into force of this Agreement, it shall constitute a legal, valid and legally binding obligation of the Pledgor;

6.6

The pledge of the Pledged Equity Interests by the Pledgor in accordance with this Agreement shall not violate the national laws, regulations and relevant regulations of other government departments nor breach any contracts and agreements between the Pledgor and any third parties (other than Fangdd) or any commitments issued to any third parties;

6.7	All documents and materials in relation to this Agreement which are provided by the Pledgor to the Pledgee shall be authentic, accurate and complete;

6.8

The signing and performance by the Pledgor of this Agreement shall not violate or conflict with all laws applicable to it, any agreements to which it is a party or which are binding upon its assets, any court judgments, any arbitral awards of arbitration bodies and any decisions of administrative organs.

7	Representations and Warranties of Fangdd

Fangdd hereby represents and warrants to the Pledgee that, as of the effective date of this Agreement,

7.1

Fangdd is a limited liability company legally incorporated and validly existing under the laws of the PRC, being an independent legal person capacity and has the complete and independent legal status and legal capacity to sign, deliver and perform this Agreement and can act as a litigation subject independently.

7.2

All reports, documents and information provided by Fangdd to the Pledgee prior to the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects;

7.3

All reports, documents and information provided by Fangdd to the Pledgee after the entry into force of this Agreement in respect of the Pledged Equity Interests and all matters required by this Agreement shall be true and correct in all material respects at the time of the provision thereof;

7.4	Once duly signed by Fangdd, this Agreement shall constitute a legal, valid and legally binding obligation of Fangdd;

7.5

Fangdd shall have the full powers and authority within the Company to sign and deliver this Agreement and all other documents to be signed by it relating to the transactions referred to herein, and shall have the full powers and authority to complete the transactions referred to herein.

7.6

To Fangdd’s knowledge, there are no pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any court or arbitral tribunal, nor are there any pending or threatened actions, legal proceedings or claims against Fangdd or its assets (including but not limited to the Pledged Equity Interests) in any government agencies or administrative organs, in each case, which will have a material or adverse impact on the economic condition of Fangdd or on the ability of the Pledgor to perform its obligations and guarantee liability under this Agreement;

7.7	Fangdd agrees that it shall bear joint and several liability to the Pledgee in respect of the representations and warranties made by the Pledgor under Clauses 6.1, 6.2, 6.3, 6.4 and 6.6 hereof;

7.8

Fangdd hereby warrants to the Pledgee that the above representations and warranties shall be true and correct and shall be fully complied with in any case and at any time prior to the full performance of its obligations under this Agreement or the full discharge of the secured debt.

8	Undertakings of the Pledgor

8.1	The Pledgor, for the benefit of the Pledgee, hereby undertakes to the Pledgee that, during the duration of this Agreement, the Pledgor shall:

(1)	Complete the registration of the Equity Interest Pledge under this Agreement in the administrative department for industry and commerce in accordance with the provisions of this Agreement;

(2)

Not transfer its equity interests or create or permit the existence of any new pledges or other security interests on the Pledged Equity Interests that may affect the rights and interests of the Pledgee without the prior written consent of the Pledgee;

(3)

Comply with and implement all laws and regulations relating to the pledge of rights, and within five (5) days after receipt of any notices, orders or proposals issued or formulated by the relevant competent authority in respect of the pledge, produce to the Pledgee and comply with the above notices, orders or proposals or make objections and representations in respect of the above notices, orders or proposals at the reasonable request of the Pledgee or with the consent of the Pledgee;

(4)

Promptly notify the Pledgee of any events or notices received by it which may have an impact on the Pledgor’s rights to and in the equity interests or any part thereof, and promptly notify the Pledgee of any change by the Pledgor of any warranties and obligations as set out in this Agreement or any events or notices received by it which may have an impact on them.

8.2

The Pledgor undertakes that any exercise by the Pledgee of its rights in accordance with the terms of this Agreement shall not be interrupted or hampered by the Pledgor or any of its successors or entrusted persons or any other persons through legal proceedings.

8.3

The Pledgor undertakes to the Pledgee that, in order to protect or perfect the guarantee for the obligations of the Pledgor and Fangdd under the Master Agreement as set out herein, the Pledgor shall sign in good faith and cause other parties who are interested in the pledge to sign all title certificates and deeds required by the Pledgee and/or perform and cause other parties who are interested in the pledge to perform all acts required by the Pledgee and facilitate the exercise of any rights and authority conferred on the Pledgee under this Agreement.

8.4

The Pledgor undertakes to the Pledgee that it shall sign all change documents (if applicable and necessary) relating to the equity interest certificate with the Pledgee or its designated persons (natural/legal persons) and that it shall provide the Pledgee with all such notices, orders and decisions on the pledge as the Pledgee considers necessary within a reasonable period of time.

8.5

The Pledgor undertakes to the Pledgee that, for the benefit of the Pledgee, it shall comply with and perform all its warranties, undertakings, agreements, representations and conditions. If the Pledgor fails to comply with, perform or fully perform its warranties, undertakings, agreements, representations and conditions, the Pledgor shall compensate the Pledgee for all reasonable losses suffered therefrom.

8.6

The Pledgor shall not do or permit any acts or actions which may adversely affect the interests or Pledged Equity Interests of the Pledgee under any transaction agreement and this Agreement. The Pledgor shall waive its pre-emptive right at the time of realization of the pledge by the Pledgee.

9	Undertakings of Fangdd

Fangdd, for the benefit of the Pledgee, hereby undertakes to the Pledgee as follows:

9.1

If it is necessary to obtain any consents, permissions, waivers or authorizations from any third parties or any approvals, permissions or exemptions from or any registrations or filings with any government agencies in respect of the signing and performance of this Agreement and the Equity Interest Pledge under this Agreement, Fangdd shall use its best efforts to assist in obtaining and maintaining them in full force within the term of this Agreement;

9.2	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to create any new pledges or any other security interests on the Pledged Equity Interests;

9.3	Without the prior written consent of the Pledgee, Fangdd shall not assist or permit the Pledgor to transfer the Pledged Equity Interests;

9.4

In the event of any legal action, arbitration or other claims which may adversely affect the Company, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests;

9.5

Fangdd shall, during the first month of each calendar quarter, provide the Pledgee with its financial statements for the previous calendar quarter, including (but not limited to) its balance sheet, income statement and cash flow statement;

9.6

Fangdd warrants that it shall, at the reasonable request of the Pledgee, take all necessary measures and sign all necessary documents (including but not limited to any supplementary agreements to this Agreement) to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests and the exercise and realization of such rights;

9.7	In the event of any transfer of the Pledged Equity Interests arising from the exercise of the pledge under this Agreement, Fangdd warrants that it shall take all measures to realize such transfer.

9.8

In the event of any legal action, arbitration or other claims which may adversely affect Fangdd, Pledged Equity Interests or the interests of the Pledgee under any transaction agreement and this Agreement, Fangdd warrants that it shall promptly notify the Pledgee in writing as soon as possible and shall, at the reasonable request of the Pledgee, take all necessary measures to ensure the pledge rights and interests of the Pledgee in the Pledged Equity Interests.

10	Events of Default and Liability for Breach of Contract

10.1	Any of the following events shall be deemed to be an event of default:

(1)	The Pledgor or Fangdd fails to perform its obligations under the Master Agreement;

(2)	Any representations, warranties or undertakings made by the Pledgor in Clauses 5 and 6 hereof are materially misleading or erroneous, or the Pledgor breaches any other provisions of this Agreement;

(3)	The Pledgor abandons the Pledged Equity Interests or transfers the Pledged Equity Interests without the written consent of the Pledgee;

(4)

Any borrowings, guarantees, indemnities, commitments or other liabilities of the Pledgor itself (i) are required to be repaid or performed in advance for its breach of this Agreement; or (ii) have matured but not repaid or performed on schedule, which renders the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(5)	Fangdd is unable to repay general debts or other debts due.

(6)	This Agreement becomes illegal or the Pledgor is unable to continue to perform its obligations under this Agreement for any reason other than force majeure;

(7)	Any adverse changes in the property owned by the Pledgor render the Pledgee to believe that the Pledgor’s ability to perform its obligations under this Agreement has been affected;

(8)	Any heir or custodian of Fangdd only performs in part or refuses to perform its obligation for payment under the Master Agreement;

(9)	Any acts or omissions of the Pledgor in breach of any other provisions of this Agreement cause any breach of this Agreement;

(10)	Any applicable law determines that this Agreement is illegal or causes the Pledgor to be unable to continue to perform its obligations under this Agreement;

(11)	Any approval, license or authorization from any government department which causes this Agreement to be enforceable, legal and valid is revoked, terminated, invalidated or substantially modified.

10.2

The Pledgor shall immediately notify the Pledgee in writing if it knows or finds that any of the events referred to in this Clause 10.1 or any event which may cause any of the above events has occurred.

10.3

Unless any of the events of default set out in Clause 10.1 hereof has been satisfactorily resolved to the satisfaction of the Pledgee, the Pledgee may give a written notice of breach of this Agreement to the Pledgor upon or at any time after the breach of this Agreement by the Pledgor, requiring the Pledgor to immediately pay the arrears and other amounts payable under the Master Agreement or to dispose of the pledge in accordance with Clause 11 hereof.

10.4	Notwithstanding any other provisions of this Agreement, the validity of this Clause 10 shall not be affected by any termination of this Agreement.

11	Exercise of Pledge

11.1	Without the written consent of the Pledgee, the Pledgor shall not transfer the Pledged Equity Interests until the full performance of its obligations under the Master Agreement.

11.2

In case of any of the events of default as referred to in Clause 10 hereof, the Pledgee shall give a notice of breach of this Agreement to the Pledgor when exercising the pledge. The Pledgee may exercise the right to dispose of the pledge upon or at any time after giving such notice of breach of this Agreement under Clause 10.3 hereof.

11.3

The Pledgee shall have the right to sell or otherwise dispose of the Pledged Equity Interests under this Agreement in accordance with legal procedures. If the Pledgee decides to exercise its pledge, the Pledgor undertakes that it shall transfer all its shareholder rights to the Pledgee. In addition, the Pledgee shall have the priority right to be repaid with the proceeds from the sale, auction or disposal of all or part of the equity interests under this Agreement in accordance with legal procedures.

11.4	When the Pledgee disposes of its pledge in accordance with this Agreement, the Pledgor shall not place obstacles and shall give any necessary assistance to enable the Pledgee to realize its pledge.

12	Assignment

12.1

Except with the prior written consent of the Pledgee, the Pledgor shall have no right to grant or assign its rights and obligations under this Agreement. In the event of the Pledgor’s death, the Pledgor agrees that its rights and obligations under this Agreement shall be immediately assigned to any persons designated by the Pledgee for succession.

12.2	This Agreement shall be binding upon the Pledgor and its successors or heirs, and shall be valid for the Pledgee and each of its successors, heirs or permitted assignees.

12.3

The Pledgee may, at any time and to the extent permitted by law, assign all or any of its rights and obligations under the Master Agreement to its designated persons (natural/legal persons), in which case any assignees shall enjoy and assume any rights and obligations of the Pledgee under this Agreement as if they were a party to this Agreement. When the Pledgee assigns its rights and obligations under the Master Agreement, a written notice shall only be given by the Pledgee to the Pledgor, and the Pledgor shall sign any agreements and/or documents in relation to the assignment at the request of the Pledgee. In addition, when the Pledgee intends to assign its rights and obligations under this Agreement, it shall notify the Pledgor in writing and obtain the written consent of the Pledgor.

12.4

After the change of the Pledgee resulting from the above assignment, the parties to a new pledge shall enter into another equity interest pledge agreement, and such equity interest pledge agreement shall be substantially consistent with this Agreement.

13	Entry into Force and termination

13.1	This Agreement shall be established and enter into force from the date of signing hereof.

13.2

Where conditions permit, the Parties shall use their best efforts to handle and facilitate the registration of the pledge under this Agreement in the administrative department for industry and commerce in the place of registration of Fangdd, provided that the Parties acknowledge that whether the pledge under this Agreement is registered shall not affect the entry into force and validity of this Agreement.

13.3

When the service charges under the Service Agreement have been repaid and the Pledgor no longer assumes any of its obligations under the Service Agreement, the Pledgee shall cancel or rescind this Agreement.

13.4

The release of the pledge shall be recorded in the register of shareholders of Fangdd accordingly, and the registration of the pledge shall be canceled by the administrative department for industry and commerce in the place of registration of Fangdd in accordance with the law.

14	Handling Charges and Other Expenses

14.1

All costs and actual expenses in relation to this Agreement, including but not limited to any taxes, legal costs, costs of production and any other expenses, shall be borne by the Pledgor. If the law requires the Pledgee to pay the relevant taxes, the Pledgor shall make full compensation for the taxes paid by the Pledgee.

14.2

If the Pledgor fails to pay any taxes or expenses payable by it in accordance with this Agreement or otherwise causes the Pledgee to recover them in any way, the Pledgor shall bear all reasonable expenses incurred therefrom.

15	Force majeure

15.1

Force majeure means any events beyond the reasonable control of a party which can not be avoided by the affected party with reasonable care, including but not limited to acts of government, natural forces, fires, explosions, windstorms, floods, earthquakes, tides, lightnings or wars, provided that any lack of credit, capital or financing shall not be deemed to be an event beyond the reasonable control of a party. The party affected by any force majeure shall notify the Other Party of the exemption from liability as soon as possible.

15.2

When the performance of this Agreement is delayed or obstructed by any force majeure as defined above, the party affected by such force majeure shall not assume any liability under this Agreement to the extent that its performance is delayed or obstructed. The affected party shall take appropriate measures to reduce or eliminate the effects of such force majeure and shall endeavour to resume the performance of its obligations delayed or obstructed by such force majeure. Once such force majeure is eliminated, the Parties agree that they shall make their best efforts to resume the performance of their obligations under this Agreement.

16	Confidentiality Obligations

16.1

The Parties acknowledge and determine that any oral or written information exchanged with one another in relation to this Agreement shall be confidential. The Parties shall keep all such information confidential and shall not disclose any relevant information to any third parties without the written consent of the other parties unless:

(a)	Such information has been known to or will be known to the public (without the disclosure thereof by the party receiving such information to the public without authorization);

(b)	Such information is required to be disclosed by the applicable law or the rules of the stock exchange or the regulations; or

(c)

Any Party needs to disclose such information to its legal or financial adviser who is also required to comply with confidentiality obligations similar to those set forth in this clause in respect of the transactions referred to in this Agreement. Any disclosure of such information by any personnel or employed agency of any Party shall be deemed to be a disclosure by such Party, and such Party shall be liable for its breach of this Agreement in accordance with this Agreement. This clause shall remain in force whether this Agreement is determined to have been invalid, altered, canceled, terminated or inoperable for any reason.

16.2

Upon termination of this Agreement, one Party shall, at the request of the Other Party, return, destroy or otherwise dispose of all documents, materials or software containing any confidential information and cease the use of such confidential information.

16.3	Notwithstanding any other provisions of this Agreement, the validity of this Clause 16 shall not be affected by any suspension or termination of this Agreement.

17	Governing Law and Dispute Resolution

17.1	The conclusion, validity, performance, modification, interpretation and termination and dispute resolution of this Agreement shall be governed by the laws of the PRC.

17.2	Any disputes arising out of the performance of this Agreement or in relation to this Agreement shall be resolved by the Parties through friendly consultation.

17.3

If an agreement on the resolution of any disputes is not reached within thirty (30) days after a request for the resolution of such disputes through consultation is made by one Party, any Party may submit such disputes to Hong Kong International Arbitration Centre for resolution through arbitration. The arbitration shall be conducted in accordance with the arbitration rules of Hong Kong International Arbitration Centre then in force, and the place of arbitration shall be Hong Kong. All proceedings for arbitration shall be conducted in Chinese. The arbitral award shall be final and binding on any Party hereto, and the Parties agree that they shall be bound by and comply with the arbitral award. When any disputes arising are being arbitrated, the Parties shall exercise and perform their other rights and obligations under this Agreement other than the matters in dispute.

18	Notices

Any notices or other communications given by any Party under this Agreement shall be in writing and shall be delivered by personal delivery, letter or fax to the address of the other parties as set forth below or such other designated address as may be notified by the other parties to such party from time to time. The date on which any notices are deemed to have been actually delivered shall be determined as follows: (a) if delivered by personal delivery, they shall be deemed to have been actually delivered on the date of personal delivery; (b) if sent by letter, they shall be deemed to have been actually delivered on the seventh (7th) day after the date of posting (as indicated by the postmark) of the registered airmail with postage prepaid or on the fourth (4th) day after the delivery to an internationally recognized courier service agency; (c) if sent by fax, they shall be deemed to have been actually delivered at the time of receipt as shown in the acknowledgement of transmission of the relevant document; and (d) if sent by email, they shall be deemed to have been actually delivered when an email enters the electronic data interchange system of the email address provided by the party to be served.

Pledgee: Shenzhen Fangdd Information Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

Pledgor: Wentao Bai

Address: *************, Shenzhen, Guangdong Province

Postal Code: 518054

E-mail: wtbai@sharecapital.cn

Fangdd: Shenzhen Fangdd Network Technology Co., Ltd.

Contact: Jiancheng Li

Address: 17/F, Yanxiang Science and Technology Building, Gaoxinzhong 4th Ave., Nanshan District, Shenzhen

Postal Code: 518000

Fax: 0755-26998968

E-mail: ljc@fangdd.com

19	Miscellaneous Provisions

19.1	Any headings in this Agreement are for the convenience of reading only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

19.2

The Parties acknowledge that once this Agreement enters into force, this Agreement shall constitute an entire agreement and understanding among the Parties hereto in respect of the contents of this Agreement, and shall completely supersede all prior oral and/or written agreements and understandings among the Parties in relation to the contents of this Agreement.

19.3	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assignees.

19.4

No rights, powers and remedies conferred on each party by any provisions of this Agreement shall preclude any other rights, powers or remedies enjoyed by such party in accordance with the law and other provisions of this Agreement, and no exercise by one party of its rights, powers and remedies shall preclude any exercise by such party of its other rights, powers and remedies.

19.5

No failure by any party hereto in the exercise or prompt exercise of any rights, powers and remedies (“Such Party’s Rights”) enjoyed by such party in accordance with this Agreement or the law shall be deemed to be a waiver of such rights or affect any future exercise by such party of such rights in other ways and any exercise by such party of its other rights.

19.6

If any provisions of this Agreement are held to be null and void, invalid or unenforceable by any court with jurisdiction or arbitration agency, the validity and enforceability of any other provisions of this Agreement shall not be affected or impaired thereby, provided that the Parties hereto shall cease to perform such invalid and unenforceable provisions and shall, to the extent closest to their original intent, amend them only to the extent that they are valid and enforceable in respect of such particular facts and circumstances.

19.7

The Parties hereto agree and acknowledge that “the (prior) written consent of the Pledgee” referred to herein shall mean that the matters shall be approved by the Board of Directors of the Pledgee and be notified to Party B and Party C in accordance with the provisions of Clause 18 hereof.

19.8

Any matters not covered herein shall be determined through further consultation among the Parties hereto. The Parties shall amend and supplement this Agreement by a written agreement. Any amendment and supplementary agreements duly signed by the Parties shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

19.9

This Agreement is executed in five (5) copies, one (1) of which shall be held by each party respectively, and the rest of which shall be submitted to the equity interest pledge registration authority to handle the equity interest pledge registration procedures, and each of which shall be equally authentic.

19.10	Any annexes hereto shall form an integral part of this Agreement and shall have the same legal effect as this Agreement.

(The remainder of this page is intentionally left blank)

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Wentao Bai and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Information Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Information Technology Co., Ltd.

Signature of Legal Representative:

/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Wentao Bai and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Wentao Bai

Signature
/s/Wentao Bai

(This page is intentionally left blank as the signature page of the Equity Interest Pledge Agreement among Shenzhen Fangdd Information Technology Co., Ltd., Wentao Bai and Shenzhen Fangdd Network Technology Co., Ltd.)

IN WITNESS WHEREOF, the Parties have personally executed or caused their respective legally authorized representative to execute this Agreement at such place and date as first written above.

Shenzhen Fangdd Network Technology Co., Ltd. (Seal)

/s/Shenzhen Fangdd Network Technology Co., Ltd.

Signature of Legal Representative:

/s/Yi Duan
Yi Duan

Appendix I

Register of Members of Shenzhen Fangdd Network Technology Co., Ltd.

Date: March 21, 2014

Name of Shareholder	Amount of Contribution and Shareholding Percentage	Shareholder Information	Notes
Yi Duan	RMB3,944,445 31.95%	Identity Card Number: ******* Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Yi Duan and Shenzhen Fangdd Information Technology Co., Ltd., Yi Duan agrees to pledge all of his equity interest, representing 31.95% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiancheng Li	RMB2,438,271 19.75%	Identity Card Number: ************ Domicile: ***, Shenzhen, Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiancheng Li and Shenzhen Fangdd Information Technology Co., Ltd., Jiancheng LI agrees to pledge all of his equity interest, representing 19.75% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Xi Zeng	RMB1,972,222 15.78%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Xi Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Xi Zeng agrees to pledge all of his equity interest, representing 15.98% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Jiaorong Pan	RMB328,704 2.66%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Jiaorong Pan and Shenzhen Fangdd Information Technology Co., Ltd., Jiaorong Pan agrees to pledge all of his equity interest, representing 2.66% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Li Zhou	RMB1,095,679 8.87%	Identity Card Number: ************ Domicile: ***, Shanghai	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Li Zhou and Shenzhen Fangdd Information Technology Co., Ltd., Li Zhou agrees to pledge all of his equity interest, representing 8.87% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Feng Zhu	RMB109,568 0.89%	Identity Card Number: ************ Domicile: ***, Suzhou, Jiangsu Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Feng Zhu and Shenzhen Fangdd Information Technology Co., Ltd., Feng Zhu agrees to pledge all of his equity interest, representing 0.89% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Ying Lu	RMB111,111 0.90%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Ying Lu and Shenzhen Fangdd Information Technology Co., Ltd., Ying Lu agrees to pledge all of his equity interest, representing 0.90% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Liqing Zeng	RMB1, 111,100 9.0%	Identity Card Number: ************ Domicile: ***, Shenzhen Guangdong Province	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Liqing Zeng and Shenzhen Fangdd Information Technology Co., Ltd., Liqing Zeng agrees to pledge all of his equity interest, representing 9.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wenjiang Chen	RMB987,653 8.0%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wenjiang Chen and Shenzhen Fangdd Information Technology Co., Ltd., Wenjiang Chen agrees to pledge all of his equity interest, representing 8% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014

Wentao Bai	RMB246,913 2.00%	Identity Card Number: ************ Domicile: ***, Beijing	Pursuant to the Equity Interest Pledge Agreement by and among Shenzhen Fangdd Network Technology Co., Ltd., Wentao Bai and Shenzhen Fangdd Information Technology Co., Ltd., Wentao Bai agrees to pledge all of his equity interest, representing 2.0% equity interest in the Shenzhen Fangdd Network Technology Co., Ltd. to Shenzhen Fangdd Information Technology Co., Ltd. and such pledge has been registered in the Register of Members since March 21, 2014